UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

[REGISTRANT] ING Variable Insurance Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

[March 18, 2013]

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the “Board”), we are pleased to invite you to a meeting of shareholders (the “Shareholder Meeting”) of ING Investors Trust, ING Partners, Inc., ING Variable Insurance Trust, and ING Variable Products Trust (each a “Registrant,” and collectively, the “Registrants”) and each portfolio organized as a series of the Registrants (each a “Portfolio,” and collectively, the “Portfolios”). The Shareholder Meeting is scheduled for [10:00 A.M.], Local time, on [April 22, 2013], at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Shareholder Meeting shareholders will be asked to approve new investment advisory agreements for each Portfolio with ING Investments, LLC (“ING Investments”) or Directed Services LLC (“DSL”), as applicable. Shareholders of certain Portfolios will be asked to approve new investment sub-advisory agreements with ING Investment Management Co. LLC (“ING IM,” and together with ING Investments and DSL, the “ING U.S. Advisers”). These new advisory and sub-advisory agreements arise in connection with a plan for the U.S. parent company of the ING U.S. Advisers to separate from its ultimate parent, ING Groep, N.V. At the Shareholder Meeting shareholders will also be asked to approve a number of other proposals, including the election of 13 nominees to the Board. Shareholders of certain Portfolios will also be asked to approve a bifurcated advisory fee structure. In addition, shareholders of certain Portfolios will be asked to approve a new investment sub-advisory agreement with ING IM. Finally, shareholders of each Portfolio will be asked to approve a modification to the current “manager-of-managers” policy.

Formal notice of the Shareholder Meeting appears on the next page, followed by the Proxy Statement. The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement carefully and cast your vote. It is important that your vote be received no later than [April 21, 2013].

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

(This page intentionally left blank)

NOTICE OF A MEETING OF SHAREHOLDERS

OF

ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Scheduled for [April 22, 2013]

To the Shareholders:

NOTICE IS HEREBY GIVEN that a meeting of the shareholders (the “Shareholder Meeting”) of ING Investors Trust, ING Partners, Inc., ING Variable Insurance Trust, and ING Variable Products Trust (each a “Registrant,” and collectively, the “Registrants”) and each portfolio organized as a series of the Registrants (each a “Portfolio,” and collectively, the “Portfolios”) is scheduled for [10:00 A.M.], Local time on [April 22, 2013] at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. With respect to ING Partners, Inc., this meeting is designated as an annual meeting of shareholders. With respect to each other Registrant, this meeting is designated as a special meeting of shareholders.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and the parent company of Directed Services LLC (“DSL”), ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Portfolios (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. To ensure that ING Investments, DSL, and ING IM may continue to provide advisory and sub-advisory services to the Portfolios without interruption, the Shareholder Meeting was called to, among other things, approve new advisory and sub-advisory agreements.

At the Shareholder Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement providing for a traditional fee structure for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment advisory agreement providing for a bundled fee structure for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING IM with respect to certain Portfolios prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

5.              To elect 13 nominees to the Boards of Directors/Trustees (the “Board”) of the Registrants;

6.              To approve a bifurcated advisory fee structure with respect to certain Portfolios;

7.              To approve a new investment sub-advisory agreement between DSL and ING IM with respect to certain Portfolios and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

8.              To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders; and

9.              To transact such other business, not currently contemplated, that may properly come before the Shareholder Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Shareholder Meeting. The Board recommends that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on [February 1, 2013] are entitled to notice of, and to vote at, the Shareholder Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Shareholder Meeting, please complete, sign, and return promptly, but in no event later than [April 21, 2013], the enclosed Proxy Ballot or Voting Instruction Card so that a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to the Portfolios, or by voting in person at the Shareholder Meeting.

By Order of the Boards of Directors/Trustees

Huey P. Falgout, Jr.
Secretary
[March 18, 2013]

PROXY STATEMENT

[March 18, 2013]

Meeting of Shareholders

Scheduled for [April 22, 2013]

ING Investors Trust - (800) 366-0066
ING American Funds Asset Allocation Portfolio	ING Large Cap Growth Portfolio
ING American Funds Global Growth and Income Portfolio	ING Large Cap Value Portfolio
ING American Funds International Growth and Income Portfolio	ING Limited Maturity Bond Portfolio
ING American Funds International Portfolio	ING Liquid Assets Portfolio
ING American Funds World Allocation Portfolio	ING Marsico Growth Portfolio
ING BlackRock Health Sciences Opportunities Portfolio	ING MFS Total Return Portfolio
ING BlackRock Inflation Protected Bond Portfolio	ING MFS Utilities Portfolio
ING BlackRock Large Cap Growth Portfolio	ING Morgan Stanley Global Franchise Portfolio
ING Bond Portfolio	ING Oppenheimer Active Allocation Portfolio
ING Clarion Global Real Estate Portfolio	ING PIMCO High Yield Portfolio
ING Clarion Real Estate Portfolio	ING PIMCO Total Return Bond Portfolio
ING DFA Global Allocation Portfolio	ING Pioneer Fund Portfolio
ING DFA World Equity Portfolio	ING Pioneer Mid Cap Value Portfolio
ING FMRSM Diversified Mid Cap Portfolio	ING Retirement Conservative Portfolio
ING Franklin Income Portfolio	ING Retirement Growth Portfolio
ING Franklin Mutual Shares Portfolio	ING Retirement Moderate Growth Portfolio
ING Franklin Templeton Founding Strategy Portfolio	ING Retirement Moderate Portfolio
ING Global Resources Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
ING Goldman Sachs Commodity Strategy Portfolio	ING T. Rowe Price Equity Income Portfolio
ING Invesco Van Kampen Growth and Income Portfolio	ING T. Rowe Price International Stock Portfolio
ING JPMorgan Emerging Markets Equity Portfolio	ING Templeton Global Growth Portfolio
ING JPMorgan Small Cap Core Equity Portfolio	ING U.S. Stock Index Portfolio

ING Partners, Inc. - (800) 262-3862
ING American Century Small-Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio
ING Baron Growth Portfolio	ING PIMCO Total Return Portfolio
ING Columbia Small Cap Value II Portfolio	ING Pioneer High Yield Portfolio
ING Davis New York Venture Portfolio	ING Solution 2015 Portfolio
ING Fidelity® VIP Contrafund® Portfolio	ING Solution 2020 Portfolio
ING Fidelity® VIP Equity-Income Portfolio	ING Solution 2025 Portfolio
ING Fidelity® VIP Mid Cap Portfolio	ING Solution 2030 Portfolio
ING Global Bond Portfolio	ING Solution 2035 Portfolio
ING Index Solution 2015 Portfolio	ING Solution 2040 Portfolio
ING Index Solution 2020 Portfolio	ING Solution 2045 Portfolio
ING Index Solution 2025 Portfolio	ING Solution 2050 Portfolio
ING Index Solution 2030 Portfolio	ING Solution 2055 Portfolio
ING Index Solution 2035 Portfolio	ING Solution Aggressive Growth Portfolio
ING Index Solution 2040 Portfolio	ING Solution Conservative Portfolio
ING Index Solution 2045 Portfolio	ING Solution Growth Portfolio
ING Index Solution 2050 Portfolio	ING Solution Income Portfolio
ING Index Solution 2055 Portfolio	ING Solution Moderate Portfolio
ING Index Solution Income Portfolio	ING Templeton Foreign Equity Portfolio
ING Invesco Van Kampen Comstock Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING Invesco Van Kampen Equity and Income Portfolio	ING T. Rowe Price Growth Equity Portfolio
ING JPMorgan Mid Cap Value Portfolio	ING UBS Large Cap Equity Portfolio
ING Oppenheimer Active Allocation Portfolio

ING Variable Insurance Trust - (800) 992-0180	ING Variable Products Trust - (800) 992-0180
ING GET U.S. Core Portfolio — Series 11	ING International Value Portfolio
ING GET U.S. Core Portfolio — Series 12	ING MidCap Opportunities Portfolio
ING GET U.S. Core Portfolio — Series 13	ING Small Cap Opportunities Portfolio
ING GET U.S. Core Portfolio — Series 14

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [April 22, 2013]

This Proxy Statement and Notice of Shareholder Meeting are available at www.proxyvote.com/ing

(This page intentionally left blank)

TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	2
What Proposals will be considered at the Shareholder Meeting	3
Who is eligible to vote?	5
How do I vote?	5
When and where will the Shareholder Meeting be held?	5
How can I obtain more information about a Portfolio?	5
Impact of the Separation Plan	6
What is the Separation Plan?	6
Why do the investment advisory and sub-advisory agreements terminate?	6
Will the Separation Plan change how the Portfolios are managed?	7
How will the Separation Plan affect the service providers to the Portfolios?	7
Proposal One — Approval of the Proposed Group A Advisory Agreement	9
What is Proposal One?	9
Who is the Group A Portfolios’ investment adviser?	9
What are the terms of the Proposed Group A Advisory Agreement?	9
What is the recommendation of the Board?	12
What is the required vote?	12
What happens if shareholders do not approve the Proposal?	12
Proposal Two — Approval of the Proposed Group B Advisory Agreement	13
What is Proposal Two?	13
Who is the Group B Portfolios’ investment adviser?	13
What are the terms of the Proposed Group B Advisory Agreement?	13
What is the recommendation of the Board?	15
What is the required vote?	15
What happens if shareholders do not approve the Proposal?	15
Proposal Three — Approval of the Proposed Group C Advisory Agreement	16
What is Proposal Three?	16
Who is the Group C Portfolios’ investment adviser?	16
What are the terms of the Proposed Group C Advisory Agreement?	16
What is the recommendation of the Board?	19
What is the required vote?	19
What happens if shareholders do not approve the Proposal?	19
Proposal Four — Approval of the Proposed ING IM Sub-Advisory Agreement	20
What is Proposal Four?	20
Who is the ING IM Portfolios’ sub-adviser?	20
What are the terms of the Proposed ING IM Sub-Advisory Agreement?	20
What is the recommendation of the Board?	21
What is the required vote?	21
What happens if shareholders do not approve the Proposal?	21
Separation Plan — Factors Considered by the Board	22
Proposal Five — Election of the Directors/Trustees	26
What is Proposal Five?	26
Who are the Nominees and what are their qualifications?	26
How long will the Directors/Trustees serve on the Board?	28
What are the Directors/Trustees paid for their services?	29
Do the Independent Directors/Trustees and the Nominees own shares of the Portfolios or certain affiliate entities?	29
How is the Board Structured?	30
How often does the Board meet?	33
Who are the officers of the Registrants?	33
What are the officers paid for their services?	33
What is the Board’s Recommendation?	33
What is the required vote?	33
Proposal Six — Approval of a Bifurcated Advisory Fee	34
What is Proposal Six?	34
What is the proposed Bifurcated Fee Structure?	34
Were there changes to the investment strategies of the Bifurcated Fee Portfolio?	34
Why is the Bifurcated Fee Structure proposed?	34
What is the recommendation of the Board?	35
What factors were considered by the Board?	35
What is the required vote?	35

What happens if shareholders do not approve the Proposal?	35
Proposal Seven — Approval of the New ING IM Sub-Advisory Agreement	36
What is Proposal Seven?	36
How are the New ING IM Portfolios currently advised?	36
How will Proposal Seven affect the management of the New ING IM Portfolios?	36
Why is a new sub-advisory arrangement proposed?	36
What are the terms of the Proposed New ING IM Sub-Advisory Agreement?	36
What is the recommendation of the Board?	38
What factors were considered by the Board?	38
What is the required vote?	39
What happens if shareholders do not approve the Proposal?	39
Proposal Eight — Approval of a Modified Manager-of-Managers Policy	40
What is Proposal Eight?	40
Why is the Modified Manager-of-Managers Policy proposed?	40
What are the proposed conditions of the Amended Relief?	40
What is the recommendation of the Board?	40
What factors were considered by the Board?	41
What is the required vote?	41
What happens if shareholders do not approve Proposal Eight?	41
General information about the proxy statement	42
Who is asking for my vote?	42
How is my proxy being solicited?	42
What happens to my proxy once I submit it?	42
Can I revoke my proxy after I submit it?	42
What are the voting rights and quorum requirements?	42
Who are the Portfolio’s independent public accountants?	43
Can shareholders submit proposals for consideration in a Proxy Statement?	44
How can shareholders send communications to the Board?	44
What if a proposal that is not in the Proxy Statement comes up at the Shareholder Meeting?	44
Who pays for this Proxy Solicitation?	44
Appendix A: Portfolio Managers	45
Appendix B: Principal Executive Officers	50
Appendix C: Fees Paid to Affiliates of the Advisers	51
Appendix D: Form of Proposed Advisory Agreement	53
Appendix E: Advisory Agreement Information	62
Appendix F: Compensation Paid to the Advisers by Investment Companies with Similar Investment Objectives	70
Appendix G: Form of Proposed Advisory Agreement	74
Appendix H: Form of Proposed ING IM Sub-Advisory Agreement	80
Appendix I: Sub-Advisory Agreement Information	89
Appendix J: Compensation Paid to ING IM by Investment Companies with Similar Investment Objectives	90
Appendix K: Board Consideration of Advisory and Sub-Advisory Contracts On November 29, 2012	92
Overview of the Contract Renewal and Approval Process	92
Nature, Extent and Quality of Service	93
[Portfolio/Fund] Performance	95
Economies of Scale	95
Information Regarding Services to Other Clients	96
Fee Rates and Profitability	96
Appendix L: Nominees	97
Appendix M: Director/Trustee Compensation	99
Appendix N: Director/Trustee and Nominee Ownership of Portfolio Securities	102
Appendix O: Officer Information	103
Appendix P: Bifurcated Fee Expense Limitation	105
Appendix Q: Bifurcated Fee Comparison	107
Appendix R: Shares Outstanding as of the Record Date	114
Appendix S: Beneficial Ownership as of the Record Date	116
Appendix T: Fees Paid to the Independent Registered Public Accountants	117

INTRODUCTION

ING American Century Small-Mid Cap Value Portfolio	ING Large Cap Growth Portfolio
ING American Funds Asset Allocation Portfolio	ING Large Cap Value Portfolio
ING American Funds Global Growth and Income Portfolio	ING Limited Maturity Bond Portfolio
ING American Funds International Growth and Income Portfolio	ING Liquid Assets Portfolio
ING American Funds International Portfolio	ING Marsico Growth Portfolio
ING American Funds World Allocation Portfolio	ING MFS Total Return Portfolio
ING Baron Growth Portfolio	ING MFS Utilities Portfolio
ING BlackRock Health Sciences Opportunities Portfolio	ING MidCap Opportunities Portfolio
ING BlackRock Inflation Protected Bond Portfolio	ING Morgan Stanley Global Franchise Portfolio
ING BlackRock Large Cap Growth Portfolio	ING Oppenheimer Active Allocation Portfolio
ING Bond Portfolio	ING Oppenheimer Global Portfolio
ING Clarion Global Real Estate Portfolio	ING PIMCO High Yield Portfolio
ING Clarion Real Estate Portfolio	ING PIMCO Total Return Bond Portfolio
ING Columbia Small Cap Value II Portfolio	ING PIMCO Total Return Portfolio
ING Davis New York Venture Portfolio	ING Pioneer Fund Portfolio
ING DFA Global Allocation Portfolio	ING Pioneer High Yield Portfolio
ING DFA World Equity Portfolio	ING Pioneer Mid Cap Value Portfolio
ING Fidelity® VIP Contrafund® Portfolio	ING Retirement Conservative Portfolio
ING Fidelity® VIP Equity-Income Portfolio	ING Retirement Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio	ING Retirement Moderate Growth Portfolio
ING FMRSM Diversified Mid Cap Portfolio	ING Retirement Moderate Portfolio
ING Franklin Income Portfolio	ING SmallCap Opportunities Portfolio
ING Franklin Mutual Shares Portfolio	ING Solution 2015 Portfolio
ING Franklin Templeton Founding Strategy Portfolio	ING Solution 2020 Portfolio
ING GET U.S. Core Portfolio — Series 11	ING Solution 2025 Portfolio
ING GET U.S. Core Portfolio — Series 12	ING Solution 2030 Portfolio
ING GET U.S. Core Portfolio — Series 13	ING Solution 2035 Portfolio
ING GET U.S. Core Portfolio — Series 14	ING Solution 2040 Portfolio
ING Global Bond Portfolio	ING Solution 2045 Portfolio
ING Global Resources Portfolio	ING Solution 2050 Portfolio
ING Goldman Sachs Commodity Strategy Portfolio	ING Solution 2055 Portfolio
ING Index Solution 2015 Portfolio	ING Solution Aggressive Growth Portfolio
ING Index Solution 2020 Portfolio	ING Solution Conservative Portfolio
ING Index Solution 2025 Portfolio	ING Solution Growth Portfolio
ING Index Solution 2030 Portfolio	ING Solution Income Portfolio
ING Index Solution 2035 Portfolio	ING Solution Moderate Portfolio
ING Index Solution 2040 Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
ING Index Solution 2045 Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING Index Solution 2050 Portfolio	ING T. Rowe Price Equity Income Portfolio
ING Index Solution 2055 Portfolio	ING T. Rowe Price Growth Equity Portfolio
ING Index Solution Income Portfolio	ING T. Rowe Price International Stock Portfolio
ING International Value Portfolio	ING Templeton Foreign Equity Portfolio
ING Invesco Van Kampen Comstock Portfolio	ING Templeton Global Growth Portfolio
ING Invesco Van Kampen Equity and Income Portfolio	ING Thornburg Value Portfolio
ING Invesco Van Kampen Growth and Income Portfolio	ING U.S. Stock Index Portfolio
ING JPMorgan Emerging Markets Equity Portfolio	ING UBS Large Cap Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING JPMorgan Small Cap Core Equity Portfolio
(each a “Portfolio,” and collectively, the “Portfolios”)

What is happening?

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and the parent company of Directed Services LLC (“DSL”), ING Investments, LLC (“ING Investments,” and together with DSL, the “Advisers”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Portfolios (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Portfolios are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. At any such Change of Control Event, the advisory and sub-advisory agreements for each Portfolio will automatically terminate. For more information on the Separation Plan and its effect on the Portfolios, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory and sub-advisory services provided to the Portfolio can continue uninterrupted, shareholders are asked to approve the advisory agreement between the adviser, DSL or ING Investments, and the Portfolios as well as sub-advisory agreements for certain Portfolios between an Adviser and ING IM. Shareholders are asked to approve these agreements effective upon shareholder approval or the close of the IPO, whichever is later. As part of the same proposals, Shareholders are voting to approve, under certain circumstances, any future agreements required to be approved as a result of subsequent Change of Control Events that occur in connection with the Separation Plan.

In addition to approving the agreements required in connection with the Separation Plan, shareholders are asked to approve a number of additional proposals, which are discussed in more detail in Proposals Five through Eight. As discussed in Proposal Five, shareholders are asked to elect 13 nominees to the Boards of Directors/Trustees (the “Board”) of ING Investors Trust (“IIT”), ING Partners, Inc. (“IPI”), ING Variable Insurance Trust (“IVIT”), and ING Variable Products Trust (“IVPT”) (each a “Registrant,” and collectively, the “Registrants”) of which the Portfolios are a series. In Proposal Six shareholders of certain Portfolios are asked to approve a bifurcated advisory fee structure. In Proposal Seven, shareholders of certain Portfolios are asked to approve new investment sub-advisory agreements between an Adviser and ING IM. Finally, as discussed in Proposal Eight, shareholders of each Portfolio are asked to approve a modification to the current “manager-of-managers” policy.

Why did you send me this booklet?

Shares of one or more of the Portfolios have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (a “Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity or variable life contract (“Variable Contracts”). This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (“Proxy Ballot”) or voting instruction card (“Voting Instruction Card”) for each Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Shareholder Meeting.

The Participating Insurance Company and Qualified Plans or their trustees, as record owners of each Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Participating Insurance Company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not only refer to the technical shareholder but also to the persons who are asked to provide voting instructions on the Proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not only refer to the technical vote but also to the voting instructions provided by Variable Contracts Holders or Plan Participants.

What Proposals will be considered at the Shareholder Meeting

The table below describes each proposal and indicates which proposals shareholders of each Portfolio are asked to approve at the meeting of shareholders (the “Shareholder Meeting”). At the Shareholder Meeting, shareholders are asked:

1.

To approve a new investment advisory agreement providing for a traditional fee structure for the following Portfolios with DSL that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING American Century Small-Mid Cap Value Portfolio

ING American Funds World Allocation Portfolio

ING Baron Growth Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING Clarion Real Estate Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis New York Venture Portfolio

ING DFA Global Allocation Portfolio

ING DFA World Equity Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Franklin Income Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Global Bond Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Invesco Van Kampen Comstock Portfolio

ING Invesco Van Kampen Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING T. Rowe Price International Stock Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS Large Cap Portfolio

(the “Group A Portfolios”)

2.

To approve a new investment advisory agreement providing for a bundled fee structure for the following Portfolios with DSL that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING BlackRock Health Sciences Opportunities Portfolio

ING BlackRock Large Cap Growth Portfolio

ING FMRSM Diversified Mid Cap Portfolio

ING Franklin Mutual Shares Portfolio

ING Global Resources Portfolio

ING Invesco Van Kampen Growth and Income Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING Morgan Stanley Global Franchise Portfolio

ING PIMCO High Yield Portfolio

ING PIMCO Total Return Bond Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING U.S. Stock Index Portfolio

(the “Group B Portfolios”)

3.

To approve a new investment advisory agreement for the following Portfolios with ING Investments that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING American Funds Asset Allocation Portfolio

ING American Funds Global Growth and Income Portfolio

ING American Funds International Growth and Income Portfolio

ING American Funds International Portfolio

ING Bond Portfolio

ING Clarion Global Real Estate Portfolio

ING GET U.S. Core Portfolio — Series 11

ING GET U.S. Core Portfolio — Series 12

ING GET U.S. Core Portfolio — Series 13

ING GET U.S. Core Portfolio — Series 14

ING Goldman Sachs Commodity Strategy Portfolio

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio

ING Oppenheimer Active Allocation Portfolio

(the “Group C Portfolios”)

4.

To approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING IM with respect to the following Portfolios that is prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING Bond Portfolio

ING GET U.S. Core Portfolio — Series 11

ING GET U.S. Core Portfolio — Series 12

ING GET U.S. Core Portfolio — Series 13

ING GET U.S. Core Portfolio — Series 14

ING Global Bond Portfolio

	ING Global Resources Portfolio ING International Value Portfolio ING Large Cap Growth Portfolio ING Large Cap Value Portfolio ING Limited Maturity Bond Portfolio	ING Liquid Assets Portfolio ING MidCap Opportunities Portfolio ING SmallCap Opportunities Portfolio ING U.S. Stock Index Portfolio
(the “ING IM Portfolios”)

5.	To approve the election of 13 nominees to the Board;

All Portfolios

6.	To approve an amended advisory fee schedule providing for a bifurcated advisory fee with respect to the following Portfolios;

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

(the “Bifurcated Fee Portfolios”)

7.

To approve a new investment sub-advisory agreement between DSL and ING IM with respect to the following Portfolios and to approve, under certain circumstances, any future sub-advisory agreement prompted by Change of Control Events that occur as part of the Separation Plan;

ING American Funds World Allocation Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

(the “New ING IM Portfolios”)

8.

To approve a modified manager-of-managers policy to permit an Adviser, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers in addition to unaffiliated sub-advisers without obtaining the approval of such Portfolio’s shareholders; and

All Portfolios

9.

To transact such other business, not currently contemplated, that may properly come before the Shareholder Meeting, or any adjournment or postponement thereof, in the discretion of the proxies or their substitutes.

All Portfolios

Who is eligible to vote?

Shareholders holding an investment in shares of a Portfolio as of the close of business on [February 1, 2013] (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot or Voting Instruction Card.

•                  In Person at the Shareholder Meeting. You can vote your shares in person at the Shareholder Meeting. If you expect to attend the Shareholder Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

If you require additional information regarding the Shareholder Meeting, you may contact the Proxy Solicitor toll-free at []. (See “General Information” for more information on the Proxy Solicitor.)

When and where will the Shareholder Meeting be held?

The Shareholder Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on [April 22, 2013], at [10:00 A.M.], Local time, and, if the Shareholder Meeting is adjourned or postponed, any adjournments or postponements of the Shareholder Meeting will be held at the above location. If you expect to attend the Shareholder Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Portfolio?

Should you have any questions about a Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, statement of additional information (“SAI”), annual report, and semi-annual report for each Portfolio is available, without charge, on the Internet at http://www.ingfunds.com/vp/lit or by contacting the Portfolios at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolios have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact the Portfolio at the address or phone number listed above.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveenseweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S. constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the U.S., the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is located at 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of stock. Although the base case of the Separation Plan is one or more offerings of stock, it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Advisers, ING IM, and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Advisers’  and ING IM’s loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other United States government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Advisers. Currently, the Advisers and their affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

Why do the investment advisory and sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering.  Indeed, the IPO is not expected to constitute a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and not more than 25% of the outstanding shares of ING U.S. is conveyed to a single person.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing advisory and sub-advisory agreements for each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved new advisory and sub-advisory agreements for each Portfolio in connection with the IPO. Shareholders of each Portfolio are asked to approve these new agreements for each Portfolio. These agreements are described in Proposals One through Four of this Proxy Statement.

As part of Proposals One through Four, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-

advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future advisory and sub-advisory agreements as part of the same vote on new advisory and sub-advisory agreements that have been approved by the Board, which are described later in this proxy statement.  This is because the IPO and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep.  Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Portfolios to maintain the uninterrupted services of the Advisers and their sub-advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.  Seeking shareholder approval at this time provides shareholders the opportunity to vote when the first significant change in ownership of ING U.S. is expected to occur under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company.  The Advisers and certain of their affiliates have submitted a letter to the staff of the SEC seeking the agreement of the staff that it would not object if the Portfolios and other investment companies in the complex of investment companies managed by the Adviser or its affiliates (the “ING Fund Complex”) seek shareholder approval for the new and future agreements under the Separation Plan as described in this proxy statement, although there can be no assurance that the SEC staff will agree to this request.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory agreement, any shareholder approval received at the Shareholder Meeting may no longer be valid to approve future advisory and sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Advisers and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Portfolio may be asked to approve new advisory and sub-advisory agreements to permit the advisers and sub-advisers to continue to provide services to the Portfolios.

The Advisers anticipate complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory or sub-advisory agreement for a Portfolio. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of the investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75 percent of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Directors/Trustees”) of the new or old investment adviser; and for a two-year period there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75 percent requirement of Section 15(f) and the Advisers have represented to the Board their intent not to impose an unfair burden on the Portfolios for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how the Portfolios are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Portfolios. If shareholders approve the advisory and sub-advisory agreements in Proposals One through Four, portfolio managers for each Portfolio, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the Portfolios (except ING Davis New York Venture Portfolio). ING In addition, the personnel responsible for the management operations of the Portfolios, including the Portfolios’ officers, are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Portfolio; however, the names of the Portfolios may change to reflect a change in name of the Advisers or ING IM. The brand or company name under which ING U.S. and its subsidiaries will operate is currently being evaluated and will be announced at a later date. Shareholders will be notified of any change in the portfolio managers, the investment objective, the investment strategies, or the name of a Portfolio.

With respect to ING Davis New York Venture Portfolio, on January 10, 2013, the Board approved a change in the sub-adviser from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC effective May 1, 2013. At the same meeting, the Board approved a change in the investment strategies and the name of the Portfolio also effective May 1, 2013. A supplement describing these and other changes was mailed to shareholders on or about [].  These changes are not related to the Separation Plan and shareholder approval of the new sub-advisory agreement is not sought.

How will the Separation Plan affect the service providers to the Portfolios?

Directed Services LLC

DSL, a Delaware limited liability company, serves as the investment adviser to each Group A Portfolio and each Group B Portfolio (together, the “DSL Portfolios”). DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. As of September 28, 2012, DSL oversees approximately $42.2 billion in assets. DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380.

Currently, DSL is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, DSL will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in DSL. See Appendix B for a list of the names, addresses, directors, and principal executive officers of DSL.

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to each Group C Portfolio. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of September 28, 2012, ING Investments oversees approximately $45.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, ING Investments is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING Investments will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as a sub-adviser to the ING IM Portfolios. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 28, 2012, ING IM managed approximately $65.8 billion in assets.

Currently, ING IM is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING IM will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING IM.

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to each Portfolio (except the Group B Portfolios). See Appendix C for the amounts paid by each Portfolio (except the Group B Portfolios) to the Administrator over the most recently completed fiscal year.

ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to the Portfolios. See Appendix C for the fees paid by each Portfolio to the Distributor over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, the Administrator and Distributor are indirect, wholly owned subsidiaries of ING U.S. and ING Groep. After the close of the IPO, the Administrator and Distributor will no longer be wholly owned by ING Groep, but will continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE — APPROVAL OF THE PROPOSED GROUP A ADVISORY AGREEMENT

ING American Century Small-Mid Cap Value Portfolio (A-2)	ING Large Cap Value Portfolio (A-1)
ING American Funds World Allocation Portfolio (A-1)	ING MFS Utilities Portfolio (A-1)
ING Baron Growth Portfolio (A-2)	ING Oppenheimer Global Portfolio (A-2)
ING BlackRock Inflation Protected Bond Portfolio (A-1)	ING PIMCO Total Return Portfolio (A-2)
ING Clarion Real Estate Portfolio (A-1)	ING Pioneer High Yield Portfolio (A-2)
ING Columbia Small Cap Value II Portfolio (A-2)	ING Retirement Conservative Portfolio (A-1)
ING Davis New York Venture Portfolio (A-2)	ING Retirement Growth Portfolio (A-1)
ING DFA Global Allocation Portfolio (A-1)	ING Retirement Moderate Growth Portfolio (A-1)
ING DFA World Equity Portfolio (A-1)	ING Retirement Moderate Portfolio (A-1)
ING Fidelity® VIP Contrafund® Portfolio (A-2)	ING Solution 2015 Portfolio (A-2)
ING Fidelity® VIP Equity-Income Portfolio (A-2)	ING Solution 2020 Portfolio (A-2)
ING Fidelity® VIP Mid Cap Portfolio (A-2)	ING Solution 2025 Portfolio (A-2)
ING Franklin Income Portfolio (A-1)	ING Solution 2030 Portfolio (A-2)
ING Franklin Templeton Founding Strategy Portfolio (A-1)	ING Solution 2035 Portfolio (A-2)
ING Global Bond Portfolio (A-2)	ING Solution 2040 Portfolio (A-2)
ING Index Solution 2015 Portfolio (A-2)	ING Solution 2045 Portfolio (A-2)
ING Index Solution 2020 Portfolio (A-2)	ING Solution 2050 Portfolio (A-2)
ING Index Solution 2025 Portfolio (A-2)	ING Solution 2055 Portfolio (A-2)
ING Index Solution 2030 Portfolio (A-2)	ING Solution Aggressive Growth Portfolio (A-2)
ING Index Solution 2035 Portfolio (A-2)	ING Solution Conservative Portfolio (A-2)
ING Index Solution 2040 Portfolio (A-2)	ING Solution Growth Portfolio (A-2)
ING Index Solution 2045 Portfolio (A-2)	ING Solution Income Portfolio (A-2)
ING Index Solution 2050 Portfolio (A-2)	ING Solution Moderate Portfolio (A-2)
ING Index Solution 2055 Portfolio (A-2)	ING T. Rowe Price Diversified Mid Cap Growth Portfolio (A-2)
ING Index Solution Income Portfolio (A-2)	ING T. Rowe Price Growth and Equity Portfolio (A-2)
ING Invesco Van Kampen Comstock Portfolio (A-2)	ING T. Rowe Price International Stock Portfolio (A-1)
ING Invesco Van Kampen Equity and Income Portfolio (A-2)	ING Templeton Foreign Equity Portfolio (A-2)
ING JPMorgan Mid Cap Value Portfolio (A-2)	ING Thornburg Value Portfolio (A-2)
ING Large Cap Growth Portfolio (A-1)	ING UBS Large Cap Equity Portfolio (A-2)
(each a “Group A Portfolio,” and collectively, the “Group A Portfolios”)

What is Proposal One?

Shareholders of the Group A Portfolios are asked to approve a new investment advisory agreement for the Group A Portfolios with DSL (the “Proposed Group A Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Group A Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of will result in the automatic termination of the advisory agreement for each Group A Portfolio with DSL. Therefore, shareholders are also asked to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Group A Portfolios’ investment adviser?

DSL serves as the investment adviser to the Group A Portfolios pursuant to an advisory agreement with DSL for each Group A Portfolio (the “Current Group A Advisory Agreement”). If shareholders approve Proposal One, DSL will continue to serve as investment adviser to the Group A Portfolios. For more information on DSL and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Group A Advisory Agreement?

The description of the Proposed Group A Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Group A Advisory Agreement included in Appendix D. The Proposed Group A Advisory Agreement is substantially similar to the Current Group A Advisory Agreement and identical with respect to the terms discussed below, unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Group A Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Group A Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Group A Portfolios are anticipated in connection with Proposal One; however, if shareholders of the Bifurcated Fee Portfolios approve Proposal Six, the advisory fee schedule for the Bifurcated Fee Portfolios will be amended to provide for a bifurcated advisory fee as described in Proposal Six. Appendix E includes the fee schedules for each Group A Portfolio. Appendix F provides information on the compensation paid to DSL by investment companies with similar investment objectives.

Services. No changes to the services provided by DSL as specified under the Current and Proposed Advisory Agreements are anticipated in connection with Proposal One.

With respect to the Group A-1 Portfolios (denoted as A-1 in the table on the prior page), both the Current and Proposed Group A Advisory Agreements appoint DSL to provide advisory, management, and other services to each Group A-1 Portfolio. Specifically, in accordance with each Group A-1 Portfolio’s investment objective(s) and policies, DSL shall provide general investment advice and guidance and oversee the management of the investments of each Group A-1 Portfolio and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed Group A Advisory Agreements provide that DSL shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request. Both the Current and Proposed Group A Advisory Agreements for the Group A-1 Portfolios provide that DSL shall make its officers and employees available for consultation and discussions regarding the administration and management of the Group A-1 Portfolios and its services to the Board and officers of the Group A-1 Portfolios.

With respect to the Group A-2 Portfolios (denoted as A-2 in the table on the prior page), both the Current and Proposed Group A Advisory Agreements appoint DSL to provide investment advisory services and supervise all aspects of the operations of the Group A-2 Portfolios. Specifically, DSL shall select the securities to be purchased, sold or exchanged by a Group A-2 Portfolio or otherwise represented in such Portfolio’s investment portfolio, place trades for all such securities; formulate and implement continuing programs for the purchase and sale of securities; and obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, whether affecting the economy generally, a Group A-2 Portfolio, securities held by or under consideration for such Portfolio, or the issuers of those securities. Additionally, under both the Current and Proposed Group A Advisory Agreements, DSL shall provide economic research and securities analyses as that it considers necessary or advisable in connection with DSL’s performance of its duties; and prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data or reports, as DSL, deems necessary or as are requested by the Board. The Proposed Group A Advisory Agreement for the Group A-2 Portfolios provides that DSL shall make its officers and employees available for consultation and discussions regarding the administration and management of the Group A-2 Portfolios and its services to the Board and officers of the Group A-2 Portfolios. Both the Current and Proposed Group A Advisory Agreements for the Group A-2 Portfolios provide that DSL shall obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of the Group A-2 Portfolios’ securities, transfer agents, dividend paying agents, pricing services, and other service providers as are necessary to carry out the terms of the Agreements.

Appointment of Sub-Advisers. No changes to the authority of DSL to appoint other investment advisory firms (each a “Sub-Adviser”) are anticipated in connection with Proposal One. Both the Current and Proposed Group A Advisory Agreements for the Portfolios permits DSL to delegate certain advisory and management services to Sub-Advisers.

Both the Current and Proposed Group A Advisory Agreements for the Group A-1 Portfolios provide that, in the event that DSL wishes to select others to render investment management services, DSL shall analyze, select, and recommend for consideration and approval by the Board Sub-Advisers to provide investment advice to a Group A-1 Portfolio and to engage such Sub-Adviser, at the expense of DSL. Both the Current and Proposed Group A Advisory Agreements provide that DSL shall: (1) periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the applicable Group A-1 Portfolio; (2) monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Group A-1 Portfolio, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and other applicable law; and (3) supervise Sub-Advisers with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of an Group A-1 Portfolio. Furthermore, DSL shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed Group A Advisory Agreements.

The Proposed Group A Advisory Agreement for the Group A-2 Portfolios provides that, in the event that DSL wishes to select others to render investment management services, DSL shall analyze, select, and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to a Group A-2 Portfolio and to engage such Sub-Adviser, at the expense of DSL. The Proposed Group A Advisory Agreement provides that DSL shall: periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the applicable Group A-2 Portfolio; monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Group A-2 Portfolio, the 1940 Act, the Code, and other applicable law, and supervise Sub-Adviser with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of a Group A-2 Portfolio. Furthermore, DSL shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under the Proposed Group A Advisory Agreement. The Current Group A Advisory Agreement does not contain similar specific terms; however, both the Current and Proposed Group A Advisory Agreements for the Group A-2

Portfolios provide that DSL shall take any other actions, which appear, to DSL and the Board necessary to carry into effect the purposes of the agreements.

The Proposed Group A Advisory Agreement for each of the Group A Portfolios identifies additional services that DSL provides with respect to other registered investment advisers engaged to serve as Sub-Advisers. Specifically, DSL shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (2) review and consider any changes in the personnel, ownership or senior management of the Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the Sub-Advisory Agreement; and (5) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Group A Advisory Agreement provides that DSL shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Group A Advisory Agreement does not contain similar specific terms.

The Group A Portfolios, DSL, and certain of their affiliates have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint an additional unaffiliated Sub-Adviser or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the Group A Portfolio’s shareholders (the “Existing Relief”). The Group A Portfolios will notify shareholders of any change in the identity of a Sub-Adviser of the Group A Portfolios, the addition of a Sub-Adviser to the Portfolios, or any change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the names of the Group A Portfolios and their investment strategies may also change.

As with the Current Group A Advisory Agreements, the sub-advisory agreements with the Sub-Advisers to the Group A Portfolios will automatically terminate upon any Change of Control Event. The Group A Portfolios and DSL anticipate using the Existing Relief to enter into new agreements with the current, unaffiliated Sub-Advisers to the Group A Portfolios. Because this relief does not currently extend to Sub-Advisers that are affiliated with DSL including ING IM, shareholders of Group A Portfolios sub-advised by ING IM are asked to approve the sub-advisory agreement between DSL and ING IM in Proposal Four.

In January 2013, the Group A Portfolios, DSL, and certain of their affiliates filed an application for exemptive relief that would extend the Existing Relief to permit DSL, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned Sub-Advisers, without shareholder approval. In Proposal Eight, shareholders are asked to approve the Group A Portfolios’ reliance on this amended exemptive relief in the event it is ultimately is granted by the SEC. For more information, please see Proposal Eight.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Group A Advisory Agreements are anticipated in connection with Proposal One.

With respect to the Group A-1 Portfolios, the Current and Proposed Group A Advisory Agreements provide that neither DSL, nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of DSL’s duties, or by reason of reckless disregard of DSL obligations and duties. Furthermore, DSL, nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Advisers’ stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of DSL’s duties, or by reason of reckless disregard of DSL’s obligations and duties. Lastly, no Trustee, officer, employee or agent of IIT shall be subject to any personal liability whatsoever, in his or her official capacity, to any person other than to IIT or its shareholders, in connection with the affairs of the Trust or its property, save only that arising from his or her bad faith, willful misfeasance, negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to IIT property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of IIT arising in connection with the affairs of IIT.

With respect to the Group A-2 Portfolios, the Current and Proposed Group A Advisory Agreements provide that DSL shall be liable to IPI and shall indemnify IPI for any losses incurred by IPI, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of DSL or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by DSL of its duties in connection with the services rendered by DSL under the Agreements.

Term and Continuance. After an initial two-year term, the Proposed Group A Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the relevant Group A Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current

Group A Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Group A Advisory Agreement.  Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

Termination. The Proposed Group A Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Portfolio on sixty days’ written notice to DSL, or by DSL on sixty days’ written notice to the Portfolios. The Current Group A Advisory Agreement provides for the same terms with respect to termination as the Proposed Group A Advisory Agreement.

For more information on when the Current Group A Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors/Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal One. The Board is therefore recommending that the Group A Portfolios’ shareholders vote “FOR” Proposal One to appoint DSL as investment adviser to the Group A Portfolios and implement the Proposed Group A Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Group A Advisory Agreement by shareholders of a Group A Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Group A Portfolio will vote separately on Proposal One and all shareholders of all classes of shares of a Group A Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of a Group A Portfolio do not approved the Proposed Group A Advisory Agreement with DSL and no Change of Control Event occurs, DSL would continue to serve as adviser to a Group A Portfolio under the Current Group A Advisory Agreement and any existing sub-adviser would continue to be able to serve as sub-adviser a Group A Portfolio under the current sub-advisory agreement.

If shareholders do not approve the Proposal and a Change of Control Event occurs, the Current Group A Advisory Agreement and current sub-advisory agreement would terminate. Consequently, DSL would not be able to serve as adviser or enter into any sub-advisory agreement for a Group A Portfolio to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, liquidation of the Group A Portfolio, or reorganization of the Group A Portfolio with and into another investment company in the ING Fund Complex.

PROPOSAL TWO — APPROVAL OF THE PROPOSED GROUP B ADVISORY AGREEMENT

ING BlackRock Health Sciences Opportunities Portfolio	ING MFS Total Return Portfolio
ING BlackRock Large Cap Growth Portfolio	ING Morgan Stanley Global Franchise Portfolio
ING FMRSM Diversified Mid Cap Portfolio	ING PIMCO High Yield Portfolio
ING Franklin Mutual Shares Portfolio	ING PIMCO Total Return Bond Portfolio
ING Global Resources Portfolio	ING Pioneer Fund Portfolio
ING Invesco Van Kampen Growth and Income Portfolio	ING Pioneer Mid Cap Value Portfolio
ING JPMorgan Emerging Markets Equity Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
ING JPMorgan Small Cap Core Equity Portfolio	ING T. Rowe Price Equity Income Portfolio
ING Limited Maturity Bond Portfolio	ING Templeton Global Growth Portfolio
ING Liquid Assets Portfolio	ING U.S. Stock Index Portfolio
ING Marsico Growth Portfolio
(each a “Group B Portfolio,” and collectively, the “Group B Portfolios”)

What is Proposal Two?

Shareholders of the Group B Portfolios are asked to approve a new investment advisory agreement for the Group B Portfolios with DSL (the “Proposed Group B Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed Group B Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which will result in the automatic termination of the advisory agreement for each Group B Portfolio with DSL. Therefore, shareholders are also asked to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Group B Portfolios’ investment adviser?

DSL serves as the investment adviser to the Group B Portfolios pursuant to an advisory agreement for DSL with each Group B Portfolio (the “Current Group B Advisory Agreement”). If shareholders approve Proposal Two, DSL will continue to serve as investment adviser to the Group B Portfolios. For more information on DSL and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Group B Advisory Agreement?

The description of the Proposed Group B Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Group B Advisory Agreement included in Appendix G. The Proposed Group B Advisory Agreement is substantially similar to the Current Group B Advisory Agreement and identical with respect to the terms discussed below unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Group B Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Group B Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Group B Portfolios are anticipated in connection with Proposal Two. Appendix E includes the fee schedules for each Group B Portfolio. Both the Current and Proposed Group B Advisory Agreements provide for a “bundled fee” arrangement under which DSL provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee. Appendix F provides information on the compensation paid to DSL by investment companies with similar investment objectives.

Services. No changes to the services provided by DSL as specified under the Current and Proposed Group B Advisory Agreements are anticipated in connection with Proposal Two.

Both the Current and Proposed Group B Advisory Agreements appoint DSL to provide advisory, management, administrative, and other services to the Group B Portfolios. Specifically, in accordance with each Group B Portfolio’s investment objective(s) and policies, DSL shall provide general, overall advice and guidance and oversee the management of the investments of each Group B Portfolio and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed Group B Advisory Agreements provide that DSL shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed Group B Advisory Agreements provide that DSL shall provide all supervisory, management, and administrative services reasonably necessary for the operation of the Portfolios other than any investment advisory services performed by Sub-Advisers. Additionally, DSL shall provide or procure on behalf of IIT and the Group B Portfolios, and at the expense of DSL unless noted otherwise in the Agreement, the following services for the Group B Portfolios: (1) custodian services to provide for the safekeeping of the Group B Portfolios’ assets; (2) portfolio accounting services to maintain the portfolio accounting records for the Group B Portfolios; (3) transfer agency services for the Group B Portfolios; (4) dividend disbursing services for the Group B Portfolios; and (5) other services necessary for the ordinary operation of the Group B Portfolios.

Both the Current and Proposed Group B Advisory Agreements provide that DSL shall make its officers and employees available for consultation and discussions regarding the administration and management of the Group B Portfolios and its services to the Board and officers of the Group B Portfolios.

Appointment of Sub-Advisers. No changes to the authority of DSL to appoint other investment advisory firms (each a “Sub-Adviser”) are anticipated in connection with Proposal Two. Both the Current and Proposed Group B Agreements for the Portfolios permit DSL to delegate certain advisory and management services to Sub-Advisers

Both the Current and Proposed Group B Advisory Agreements provide that DSL shall analyze, select, and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to the Group B Portfolios and to engage such Sub-Adviser, at the expense of DSL. Both the Current and Proposed Group B Advisory Agreement provide that DSL shall: (1) periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objective(s) and policies of the applicable Group B Portfolio; (2) monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Group B Portfolio, the 1940 Act, the Code, and other applicable law; and (3) supervise Sub-Advisers with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of a Group B Portfolio. Furthermore, DSL shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed Group B Advisory Agreement.

The Proposed Group B Advisory Agreement identifies additional services that DSL provides with respect to other registered investment advisers engaged to serve as Sub-Advisers. Specifically, DSL shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (2) review and consider any changes in the personnel, ownership or senior management of the Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the Sub-Advisory Agreement; and (5) identify potential successors to or replacement of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Group B Advisory Agreement provides that DSL shall designate the compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request.  The Current Group B Advisory Agreement does not contain similar specific terms.

The Group B Portfolios, DSL and certain of their affiliates have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint an additional unaffiliated Sub-Adviser or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the Group B Portfolio’s shareholders (the “Existing Relief”). The Group B Portfolios will notify shareholders of any change in the identity of a Sub-Adviser of the Group B Portfolios, the addition of a Sub-Adviser to the Group B Portfolios, or any change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the names of the Group B Portfolios and their investment strategies may also change.

As with the Current Group B Advisory Agreements, the sub-advisory agreements with the Sub-Advisers to the Group B Portfolios will automatically terminate upon any Change of Control Event. The Group B Portfolios and DSL anticipate using the Existing Relief to enter into new agreements with the current, unaffiliated Sub-Advisers to the Group B Portfolios. Because this relief does not currently extend to Sub-Advisers that are affiliated with DSL including ING IM, shareholders of Group B Portfolios sub-advised by ING IM are asked to approve the sub-advisory agreement between DSL and ING IM in Proposal Four.

In addition, in January 2013, the Group B Portfolios, DSL, and certain of their affiliates filed an application for exemptive relief that would extend the Existing Relief to permit DSL, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned Sub-Advisers, without shareholder approval. In Proposal Eight, shareholders are asked to approve the Group B Portfolios’ reliance on this amended relief in the event it is ultimately granted by the SEC. For more information, please see Proposal Eight.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Group B Advisory Agreements are anticipated in connection with Proposal Two.

Both the Current and Proposed Group B Advisory Agreements provide that, neither DSL, nor its stockholders, officers, directors, employees, or agents shall be subject to, and IIT will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DSL’s duties, or by reason of reckless disregard of DSL’s obligations and duties. Furthermore, neither DSL nor its stockholders, officers, directors, employees, or agents shall be subject to, and IIT will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DSL’s duties, or by reason of reckless disregard of DSL’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Group B Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the relevant Group B Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Group B Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Group B Advisory Agreement.

Termination. The Proposed Group B Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Group B Portfolio on sixty days’ written notice to DSL, or by DSL on sixty days’ written notice to the Group B Portfolios. The Current Group B Advisory Agreement provides for the same terms with respect to termination as the Proposed Group B Advisory Agreement.

For more information on when the Current Group B Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors/Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that the Group B Portfolios’ shareholders vote “FOR” Proposal Two to appoint DSL as investment adviser to the Group B Portfolios and implement the Proposed Group B Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Group B Advisory Agreement by shareholders of a Group B Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Group B Portfolio will vote separately on Proposal Two and all shareholders of all classes of shares of a Group B Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of a Group B Portfolio do not approve the Proposed Group B Advisory Agreement with DSL, and if no Change of Control Event occurs, DSL would continue to serve as adviser to a Group B Portfolio under the Current Group B Advisory Agreement and any existing sub-adviser would continue to be able to serve as sub-adviser a Group B Portfolio under the current sub-advisory agreement.

If shareholders do not approve the Proposal and a Change of Control Event occurs, the Current Group B Advisory Agreement and current sub-advisory agreement would terminate. Consequently, DSL would not be able to serve as adviser or enter into any sub-advisory agreement for a Group B Portfolio to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, liquidation of the Group B Portfolio, or reorganization of the Group B Portfolio with and into another investment company in the ING Fund Complex.

PROPOSAL THREE — APPROVAL OF THE PROPOSED GROUP C ADVISORY AGREEMENT

ING American Funds Asset Allocation Portfolio (C-1)	ING GET U.S. Core Portfolio — Series 13 (C-2)
ING American Funds Global Growth and Income Portfolio (C-1)	ING GET U.S. Core Portfolio — Series 14 (C-2)
ING American Funds International Growth and Income Portfolio (C-1)	ING Goldman Sachs Commodity Strategy Portfolio (C-1)
ING American Funds International Portfolio (C-1)	ING International Value Portfolio (C-3)
ING Bond Portfolio (C-1)	ING MidCap Opportunities Portfolio (C-3)
ING Clarion Global Real Estate Portfolio (C-1)	ING SmallCap Opportunities Portfolio (C-3)
ING GET U.S. Core Portfolio — Series 11	ING Oppenheimer Active Allocation Portfolio (C-1)
ING GET U.S. Core Portfolio — Series 12 (C-2)
(each an “Group C Portfolio,” and collectively, the “Group C Portfolios”)

What is Proposal Three?

Shareholders of the Group C Portfolios are asked to approve a new investment advisory agreement for the Group C Portfolios with ING Investments (the “Proposed Group C Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed Group C Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which will result in the automatic termination of the advisory agreement for each Group C Portfolio with ING Investments. Therefore, shareholders are also asked to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Group C Portfolios’ investment adviser?

ING Investments serves as the investment adviser to the Group C Portfolios pursuant to an advisory agreement for ING Investments with each Group C Portfolio (the “Current Group C Advisory Agreement”). If shareholders approve Proposal Three, ING Investments will continue to serve as investment adviser to the Group C Portfolios. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Group C Advisory Agreement?

The description of the Proposed Group C Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Group C Advisory Agreement included in Appendix D. The Proposed Group C Advisory Agreement is substantially similar to the Current Group C Advisory Agreement and identical with respect to the terms discussed below unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Group C Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Group C Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Group C Portfolios are anticipated in connection with Proposal Three. Appendix E includes the fee schedules for each Group C Portfolio. Appendix F provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed Group C Advisory Agreements are anticipated in connection with Proposal Three.

With respect to the Group C-1 Portfolios (denoted as C-1 in the table above), both the Current and Proposed Group C Advisory Agreements appoint ING Investments to provide advisory, management, and other services to each Group C-1 Portfolio. Specifically, in accordance with each Group C-1 Portfolio’s investment objective(s) and policies, ING Investments shall provide general investment advice and guidance and oversee the management of the investments of each Group C-1 Portfolio and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed Group C Advisory Agreements provide that ING Investments shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed Group C Advisory Agreements for the Group C-1 Portfolios provide that ING Investments shall make its officers and employees available for consultation and discussions regarding the administration and management of the Group C-1 Portfolios and its services to the Board and officers of IIT.

In addition with respect to ING American Funds Asset Allocation Portfolio; ING American Funds Global Growth and Income Portfolio; ING American Funds International Growth and Income Portfolio; ING American Funds International

Portfolio; and ING Bond Portfolio only (collectively, the “IIT Feeder Portfolios”), both the Current and Proposed Group C Advisory Agreements provide that in the event that ING Investments wishes for an IIT Feeder Portfolio to invest all or substantially all of its assets in a single open-end investment company or a series thereof (“Master Fund”), to select and recommend for consideration and approval by the Board the Master Fund and if appropriate, to analyze and recommend for consideration by the Board, redemption of an IIT Feeder Portfolio’s investment in a Master Fund.

With respect to the Group C-2 Portfolios (denoted as C-2 in the table on the prior page), both the Current and Proposed Group C Advisory Agreements appoint ING Investments to provide advisory, management, and other services and to supervise and manage all aspects of the operations of the Group C-2 Portfolios. Specifically, ING Investments shall: (1) formulate and implement continuing programs for the purchases and sales of the securities; (2) determine what issuers and securities shall be represented in the Group C-2 Portfolios respective portfolios; and (3) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign, or otherwise, whether affecting the economy generally or the Group C-2 Portfolios, and whether concerning the individual issuers whose securities are included in the Group C-2 Portfolios or the activities in which they engage, or with respect to securities which ING Investments considers desirable for inclusion in the Series. Furthermore, both the Current and Proposed Group C Advisory Agreements for the Group C-2 Portfolios provide that ING Investments shall take all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions, including the placing of orders for the purchase and sale of portfolio securities. Additionally, ING Investments shall also regularly report to the Board on matters set forth above and provide the Board on a regular basis with financial reports and analyses on the Group C-2 Portfolios operations and the operations of comparable investment companies.

Both the Current and Proposed Group C Advisory Agreements for the Group C-2 Portfolios provide that ING Investments shall arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to shareholders and reports to and filings with the SEC and state Blue Sky authorities. Furthermore, both the Current and Proposed Group C Advisory Agreements for the Group C-2 Portfolios provide that ING Investments shall provide adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Group C-2 Portfolios’ principal office; and provide or obtain, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services for the Group C-2 Portfolios as are deemed advisable by the Board.

With respect to the Group C-3 Portfolios (denoted as C-3 in the table on the prior page), both the Current and Proposed Group C Advisory Agreements provide that ING Investments shall manage the investment operations of the Group C-3 Portfolios and the composition of their portfolio of securities, including the purchase and retention and disposition of portfolio securities, in accordance with each Group C-3 Portfolios’ investment objectives, policies and restrictions as stated in the Group C-3 Portfolios’ Prospectuses and Statements of Additional Information.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint other investment advisory firms (each a “Sub-Adviser”) are anticipated in connection with Proposal Three.

Both the Current and Proposed Group C Advisory Agreements for the Group C-1 Portfolios provide that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to a Group C-1 Portfolio and to engage such Sub-Advisers, at the expense of ING Investments. Both the Current and Proposed Group C Advisory Agreements provide that ING Investments shall: (1) periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the applicable Group C-1 Portfolio; (2) monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Group C-1 Portfolio, the 1940 Act, the Code, and other applicable law; and (3) supervise Sub-Advisers with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of a Group C-1 Portfolio. Furthermore, ING Investments shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed Group C Advisory Agreements.

The Proposed Group C Advisory Agreement for the Group C-2 Portfolios and C-3 Portfolios provides that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select, and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to a Group C-2 Portfolio or C-3 Portfolio and to engage such Sub-Adviser, at the expense of ING Investments. The Proposed Group C Advisory Agreement provides that ING Investments shall: periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the Group C-2 Portfolio or C-3 Portfolio; monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Group C-2 Portfolio or C-3 Portfolio, the 1940 Act, the Code, and other applicable law, and supervise the Sub-Adviser with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of a Group C-2 Portfolio or C-3 Portfolio. Furthermore, ING Investments shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under the Proposed Group C Advisory Agreement. The Current Group C Advisory Agreement does not contain similar specific terms.

With respect to each of the Group C Portfolios, the Proposed Group C Advisory Agreement identifies additional services that ING Investments provides with respect to other registered investment advisers engaged to serve as Sub-Advisers.

Specifically, ING Investments shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (2) review and consider any changes in the personnel, ownership or senior management of the Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the Sub-Adviser Agreement; and (5) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Group C Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request.  The Current Group C Advisory Agreement does not contain similar specific terms.

The Group C Portfolios, ING Investments, and certain of their affiliates have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional unaffiliated Sub-Adviser or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the Group C Portfolio’s shareholders (the “Existing Relief”). The Group C Portfolios will notify shareholders of any change in the identity of a Sub-Adviser of the Group C Portfolios, the addition of a Sub-Adviser to the Group C Portfolios, or any change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the names of the Group C Portfolios and their investment strategies may also change.

As with the Current Group C Advisory Agreements, the sub-advisory agreements with the Sub-Advisers to the Group C Portfolios will automatically terminate upon any Change of Control Event. The Group C Portfolios and ING Investments anticipate using the Existing Relief to enter into new agreements with the current unaffiliated Sub-Advisers to the Group C Portfolios. Because this relief does not currently extend to Sub-Advisers that are affiliated with ING Investments including ING IM, shareholders of the Group C Portfolios sub-advised by ING IM are asked to approve the sub-advisory agreement between DSL and ING IM in Proposal Four.

In January 2013, the Group C Portfolios, ING Investments and certain of their affiliates filed an application for exemptive relief that would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned Sub-Advisers, without shareholder approval. In Proposal Eight, shareholders are asked to approve the Group C Portfolios’ reliance on this amended exemptive relief in the event it is ultimately is granted by the SEC. For more information, please see Proposal Eight.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Group C Advisory Agreements are anticipated in connection with Proposal Three.

With respect to the Group C-2 Portfolios, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of ING Investments or any of its officers, trustees or employees, ING Investments shall not be subject to liability to ING Variable Insurance Trust (“IVIT”) or to the Group C-2 Portfolios or to any shareholder of the Group C-2 Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Current Group C Advisory Agreement on the part of ING Investments or any officer, director or employee of ING Investments, IVIT agrees to indemnify and hold ING Investments harmless from and against all claims, actions, suits, and proceedings at law or in equity whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Series or otherwise) by IVIT, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

With respect to the Group C-3 Portfolios, neither ING Investments nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by IVPT and/or a Group C-3 Portfolios in connection with or arising out of the matters to the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ING Investments in the performance of its duties or from reckless disregard by it of its obligations and duties.

With respect to the IIT Feeder Portfolios, neither ING Investments nor its stockholders, officers, trustees, employees, or agents shall be subject to, and IIT will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties. Additionally, neither ING Investments nor its stockholders, officers, trustees, employees, or agents shall be subject to, and IIT will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, trustees, employees, or agents connected with or arising out of any services rendered under a sub-advisory agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments duties under the agreements, or by reason of reckless disregard of ING Investments’ obligations and duties.

With respect to the remaining Group C-1 Portfolios (other than IIT Feeder Portfolios), neither ING Investments nor its members, officers, directors, employees, or agents shall be subject to, and IIT will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments obligations and duties. Furthermore, neither ING Investments nor its members, officers, directors, employees, or agents shall be subject to, and IIT indemnify such persons from and against, any liability for, or any damages, expense, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents in connection with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties. Additionally, no trustee, officer, employee, or agent of the IIT shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to IIT or its shareholders, in connection with the property or affairs of IIT, save only that arising from his or her bad faith, willful misfeasance, negligence or reckless disregard of his or her duty to such person; and all persons shall look solely to IIT property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of IIT.

Term and Continuance. After an initial two-year term, the Proposed Group C Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the Group C Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Group C Advisory Agreement provides for the same terms with respect to its term and continuation as the Proposed Group C Advisory Agreement.

Termination. The Proposed Group C Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Group C Portfolio on sixty days’ written notice to ING Investments, or by ING Investments on sixty days’ written notice to the Portfolios. The Current Group C Advisory Agreement, with the exception of the Group C-3 Portfolios, provides for the same terms with respect to termination as the Proposed Group C Advisory Agreement. The Current Group C Advisory Agreement for the Group C-3 Portfolios does not address termination.

For more information on when the Current Group C Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors/Trustees present at its January 10, 2013 meeting approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Group C Portfolios’ shareholders vote “FOR” Proposal Three to appoint ING Investments as investment adviser to the Group C Portfolios and implement the Proposed Group C Advisory Agreements, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Group C Advisory Agreement by shareholders of a Group C Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Portfolio will vote separately on Proposal Three and all shareholders of all classes of shares of a Group C Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of a Group C Portfolio do not approve the Proposed Group C Advisory Agreement with DSL, and if no Change of Control Event occurs, DSL would continue to serve as adviser to a Group C Portfolio under the Current Group C Advisory Agreement and any existing sub-adviser would continue to be able to serve as sub-adviser a Group C Portfolio under the current sub-advisory agreement.

If shareholders do not approve the Proposal and a Change of Control Event occurs, the Current Group B Advisory Agreement and current sub-advisory agreement would terminate. Consequently, DSL would not be able to serve as adviser or enter into any sub-advisory agreement for a Group B Portfolio to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, liquidation of the Group B Portfolio, or reorganization of the Group B Portfolio with and into another investment company in the ING Fund Complex.

PROPOSAL FOUR — APPROVAL OF THE PROPOSED ING IM SUB-ADVISORY AGREEMENT

ING Bond Portfolio	ING Large Cap Growth Portfolio
ING GET U.S. Core Portfolio — Series 11	ING Large Cap Value Portfolio
ING GET U.S. Core Portfolio — Series 12	ING Limited Maturity Bond Portfolio
ING GET U.S. Core Portfolio — Series 13	ING Liquid Assets Portfolio
ING GET U.S. Core Portfolio — Series 14	ING MidCap Opportunities Portfolio
ING Global Bond Portfolio	ING SmallCap Opportunities Portfolio
ING Global Resources Portfolio	ING U.S. Stock Index Portfolio
ING Goldman Sachs Commodity Strategy Portfolio
ING International Value Portfolio
(each an “ING IM Portfolio,” and collectively, the “ING IM Portfolios”)

What is Proposal Four?

Shareholders of the ING IM Portfolios are asked to approve a new investment sub-advisory agreement between either ING Investments or DSL and ING IM (the “Proposed Sub-Advisory Agreement”) to ensure that existing investment sub-advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which will result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments or DSL, as applicable. Therefore, shareholders are also asked to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the ING IM Portfolios’ sub-adviser?

ING IM serves as the sub-adviser to the ING IM Portfolios pursuant to a sub-advisory agreement between ING IM and DSL or ING Investments, as applicable (the “Current Sub-Advisory Agreement”). If shareholders approve Proposal Four, ING IM will continue to serve as investment sub-adviser to the ING IM Portfolios. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix H. The Proposed Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for the Portfolios are anticipated in connection with Proposal Four. The Advisers and not the ING IM Portfolios are responsible for paying any fees due under the Proposed Sub-Advisory Agreement. Appendix I includes the sub-advisory fee schedules for each ING IM Portfolio. Appendix J provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed Sub-Advisory Agreements are anticipated in connection with Proposal Four.

Both the Current and Proposed Sub-Advisory Agreements appoint ING IM to act as the investment sub-adviser and manager to each ING IM Portfolio and provide its services in accordance with each ING IM Portfolio’s investment objective(s), policies, and restrictions. Specifically, subject to the supervision of the Board, and ING Investments or DSL, as applicable, ING IM will provide a continuous investment program for each ING IM Portfolio and determine in its discretion the composition of the assets of each ING IM Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the ING IM Portfolio. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each ING IM Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the ING IM Portfolio, when these transactions should be executed, and what portion of the assets of the ING IM Portfolio should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each ING IM Portfolio, ING IM shall make decisions for the ING IM Portfolio as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Sub-Advisory Agreements are anticipated in connection with Proposal Four.

With respect to the ING GET U.S. Core Portfolio — Series 12, 13, and 14, both the Current and Proposed Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

With respect to the remaining ING IM Portfolios, both the Current and Proposed Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who, controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the ING IM Portfolio’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon sixty days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Portfolio; or (3) ING Investments. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the ING IM Portfolio or the Adviser requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or the Advisers ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event the applicable Adviser becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement. The Current Sub-Advisory Agreement provides for the same terms with respect to termination as the Proposed Sub-Advisory Agreement.

For more information on when the Current Sub-Advisory Agreement was last approved by shareholders, please see Appendix I.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors/Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal Four. The Board is therefore recommending that each ING IM Portfolio’s shareholders vote “FOR” Proposal Four to appoint ING IM as sub-adviser to the ING IM Portfolios and implement the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of a Proposed Sub-Advisory Agreement by shareholders of each ING IM Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Portfolio will vote separately on Proposal Four and all shareholders of all classes of shares of a Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If shareholders of an ING IM Portfolio do not approve the Proposed Sub-Advisory Agreement and if no Change of Control Event occurs, ING IM would continue to serve as sub-adviser under the Current Sub-Advisory Agreement. If the shareholders of an ING IM Portfolio do not approve the Proposal, and if a Change of Control Event occurs, the current Sub-Advisory Agreement would terminate. In that event, ING IM would not be able to serve that ING IM Portfolio as a Sub-Adviser under the Proposed Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different Sub-Adviser, or direct management by ING Investments or DSL, as applicable.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Advisers and ING IM, which in turn would result in the automatic termination of each of the Current Advisory Agreements and Current Sub-Advisory Agreements, including those sub-advisory agreements with third party sub-advisers and sub-sub-advisory agreements with third party sub-sub-advisers (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Directors/Trustees, to approve the Proposed Advisory Agreements and the Proposed Sub-Advisory Agreements (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Portfolios were based on a determination by the Board that it would be in the best interests of the shareholders of each Portfolio for the Advisers and ING IM to continue providing investment advisory, sub-advisory and related services for the Portfolios, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Advisers and its counsel that the Advisers are seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Advisers and ING IM under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, the Board concluded, in light of all factors it considered, including undertakings by the Advisers and ING IM relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of each Portfolio and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Advisers and their affiliates and third party sub-advisers, if applicable; (4) a comparison of fee rates, expense ratios and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Advisers and their affiliates with respect to their services to each Portfolio. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in Appendix K to this Proxy Statement.

In connection with its approval of the Proposed Agreements on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Contracts that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Advisers’ president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified in Appendix K, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Advisers and their affiliates that render sub-advisory, administrative, distribution, compliance and other services to the Portfolios. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 10, 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature and quality of the services provided to the Portfolios, including investment advisory, administrative and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability of the service currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.              The Independent Directors/Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates LLP (“K&L Gates”), legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.              The Independent Directors/Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Directors/Trustees, to help to oversee, coordinate and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events.

3.              The Independent Directors/Trustees, with assistance from K&L Gates, prepared written inquiries to the Advisers and their affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change in Control Events.

4.              The Board received and evaluated written responses from the Advisers and their affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee and IPO Committee (collectively, the “Committees”), and by the Independent Directors/Trustees (which, at times, included one or both Board members who are not Independent Directors/Trustees). With respect to services to be rendered to the Portfolios by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Directors/Trustees may include, in some instances, actions taken by one or more of the Committees.

5.              The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Advisers and ING IM, including senior human resources personnel, senior investment personnel and senior compliance personnel at ING IM. The Board also requested and had such meetings with the Portfolios’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.              The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Advisers and their affiliates.

7.              K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Advisers and their affiliates, including the potential implications to the Advisers and their non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Directors/Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.              The Independent Directors/Trustees, the Board and many of its Committees held in-person meetings on November 27, 28 and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Advisers and their affiliates, and considered input from K&L Gates, Grail and others regarding the Form S-1. At the conclusion of these meetings, the Independent Directors/Trustees and the Committees posed to the Advisers and their affiliates a series of follow-up information requests.

9.              Among the follow-up actions arising from the November 27, 28 and 29 meetings, the Independent Directors/Trustees requested and received written assurances that the Advisers and their affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services and regulatory compliance services. In this regard, the Board considered representations by the Advisers and their affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.       The Board considered representations by the Advisers and their affiliates that approval of the Proposed Agreements would be necessary for the Portfolios to continue receiving investment management services from the Advisers and ING IM following the Change of Control Events contemplated by the Separation Plan.

11.       The Board considered representations by the Advisers and their affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Current Agreements.

12.       The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Portfolios in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Advisers’ representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Portfolios and their adviser and sub-advisers currently operate, including contractual provisions relating to fees and expenses.

13.       The Board considered representations by the Advisers and their affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Advisers and ING IM can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

14.       The Board considered the steps by the Advisers and their affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.       The Board considered that the Advisers and their affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.       The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.       The Board considered the advice provided by Dechert LLP, legal counsel to the Portfolios and ING Investments, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.       The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Portfolios of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Portfolios.

19.       The Board considered peer group and benchmark investment performance comparison data relating to each Portfolio that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.       The Board considered actions taken by the Advisers subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain Portfolios in response to requests made by the Board in connection with those approvals.

21.       The Board considered the potential benefits to be realized by the Advisers and their affiliates as a result of the Proposed Agreements.

22.       The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct a formal annual contracts review and renewal process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts, and ING has consented to this process. If the Board conducts its future annual reviews in accordance with its customary contracts renewal cycle in recent years, the next annual reviews would be conducted in November 2013 and November 2014. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Advisers and their affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Directors/Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

PROPOSAL FIVE — ELECTION OF THE DIRECTORS/TRUSTEES

What is Proposal Five?

The Board has nominated 13 individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Directors/Trustees of the Registrants. Shareholders are asked to elect the Nominees as Directors/Trustees, effective on [May 21, 2013] or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified.

The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph Obermeyer, each of whom is not currently a member of the Board, but who serve as directors or trustees to other investment companies in the ING Fund Complex (the “ING Funds”). Each Nominee with the exception of Mr. Mathews is an independent or disinterested person, which means they are not “interested persons” of the Registrants, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Directors/Trustees.” Robert W. Crispin and Shaun P. Mathews currently serve as “Interested Directors/Trustees.” Mr. Crispin has announced his intention to retire effective on the Election Effective Date.

These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, ING Investments, and DSL to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. In furtherance of this effort, a proxy statement is being sent to shareholders of other ING Funds seeking approval of the same Nominees. If these proposals were all approved by shareholders, all ING Funds would be governed by a board made up of the same individuals. If the Board were constituted in this manner as of February 1, 2013, it would have overseen [] funds with combined assets of [] as of [].

In reaching its conclusion to pursue a consolidated Board, the current Board members focused on the best interests of shareholders of the Registrants and other ING Funds for which these Board members serve in the same capacity. The Board concluded that such a consolidation likely would be in the best interests of such shareholders. In this connection, the Board considered, among other factors: (1) the potential benefits of having a common governance structure that oversees all ING Funds; (2) the additional human resources, skill sets and experience that would be added to the Board through the consolidation; (3) the likely increase in the efficient use of human resources by management by virtue of supporting and meeting with a single consolidated board, rather than two separate boards; (4) the recognition that an increase in the efficient use of management’s human resources can ultimately redound to the benefit of shareholders, including potential cost savings from operational enhancements; (5) anticipated reductions in certain insurance premiums paid by the ING Fund Complex; (6) the fact that each Nominee who is not already a member of the Board has experience as a board member of other ING Funds and, thus, is familiar with investment company board matters generally and matters relating to the ING Fund Complex in particular; (7) the willingness of ING U.S. to bear all costs relating to holding these shareholder meetings, including the costs associated with this Proposal regarding the election of Directors/Trustees (and similar proposals by other ING Funds); (8) the willingness of the Registrants’ investment advisers or their affiliates to bear certain additional costs relating to the increase in Board membership in recognition of the likely benefits to be realized by management from the consolidation; and (9) the continuation of the Board’s current committee structure. Different Board members likely gave different weight to these different factors in making their determinations regarding the board consolidation.

In addition to considering the benefits of board consolidation, the Registrants’ Nominating and Governance Committee, which consists solely of Independent Directors/Trustees, and which, among other things, considers recommendations on nominations for Directors/Trustees, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating Committee recommended each Nominee to the Board as a candidate for nomination as an Independent Director/Trustee. At a meeting of the Board held on [January 10, 2013], after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as an Independent Director/Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each Nominee has consented to serve as a Director/Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each of the Nominees.

Independent Nominees

Colleen D. Baldwin has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2007. She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009. Ms.

Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2005. He also has served as Chairperson of the Board’s International/Balanced/Fixed-Income Funds Investment Review Committee (the “I/B/F IRC”) since 2006 and, prior to that, as Chairperson of the Registrants’ Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2006. She also has served as Chairperson of the Board’s Domestic Equity Funds Investment Review Committee (the “DE IRC”) since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  Ms. Chadwick holds a [  ].

Dr. Albert E. DePrince, Jr. has been a board member of other ING Funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including twelve years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1997 to 2004 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch also is a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council.  Mr. Drotch holds a B.S. from the University of Connecticut and is a Certified Public Accountant.

J. Michael Earley has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2002. He also has served as Chairperson of the Registrants’ Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Martin J. Gavin has been a board member of other ING Funds since 2011, and previously served as a board member for other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16-year period, including as President of Phoenix Trust Operations, Executive Vice President, and Chief Financial Officer of Phoenix Duff & Phelps, a publicly traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a board member of other ING Funds since 2007. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public

Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2005. He also has served as the Chairperson of the Registrants’ Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). In addition to his undergraduate degree, Mr. Kenny holds s B.B.A. from the University of Notre Dame and an M.S. from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a board member of other ING Funds since 2003. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University and postgraduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2006. She also has served as Chairperson of the Registrants’ Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2002. He also has served as Chairman of the Board since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive committee. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr. Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Interested Nominees

Shaun P. Mathews has been a Director/Trustee of the Registrants and a board member of other ING Funds since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each Nominee can be found in Appendix L.

How long will the Directors/Trustees serve on the Board?

If elected, each Nominee would serve until their death, resignation, or retirement or until a successor is duly elected and qualified. The Independent Directors/Trustees have adopted a policy requiring each Independent Director/Trustee to retire, without further action on the part of the Independent Director/Trustee or the Board as of the close of business on December 31 of the calendar year in which such Independent Director/Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Directors/Trustees, the Retirement Date for an Independent Director/Trustee may be extended to a later date if, as a result of such retirement, the Registrant would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Director/Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Directors/Trustees).

What are the Directors/Trustees paid for their services?

Each Independent Director/Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Independent Director/Trustee a pro rata share of: (1) an annual retainer of $200,000; (2) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (3) Mses. Baldwin, Chadwick and Pressler, and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings; and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by the Portfolios is based on each Portfolio’s average net assets as a percentage of the average net assets of all the ING Funds, for which the Director/Trustee serve in common as Directors/Trustees.

Deferred Compensation Plan

The Board has established a deferred compensation plan for the Independent Directors/Trustees (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan, any Independent Director/Trustee may elect to defer receipt of all or a portion of their annual compensation received from a Portfolio. Deferred amounts earn a return for the Independent Directors/Trustees as though equivalent dollar amounts had been invested in shares of certain other ING Funds. This has the same economic effect for the Director/Trustee as if the Director/Trustee had invested the deferred amounts in such other portfolios. The Deferred Compensation Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Portfolio.

Future Compensation Payment for Services Rendered on or Before May 9, 2007

Each Independent Director/Trustee who was a Director/Trustee of the Registrants on or before May 9, 2007, and who will have served as an Independent Director/Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Director/Trustee: (1) retires in accordance with the Board’s Retirement Policy; (2) dies; or (3) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Director/Trustee or the Director/Trustee’s estate, in an amount equal to two times the annual compensation payable to such Director/Trustee, as in effect at the time of his or her retirement, death, or disability if the Director/Trustee had served as Director/Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director/Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director/Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Director/Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Director/Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantial equal payments.

Appendix M details the compensation paid to the Directors/Trustees by each Portfolio and by all ING Funds for the most recent fiscal year.

Do the Independent Directors/Trustees and the Nominees own shares of the Portfolios or certain affiliate entities?

The Board has adopted a policy requiring each Independent Director/Trustee to make an initial investment of at least $100,000, either directly or indirectly, in one or more ING Funds on whose boards they serve. Further, the policy requires that any Independent Director/Trustee who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Director/Trustee that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Director/Trustee invests at least $25,000 per year in the funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement). Investments made indirectly through participation in the Board’s deferred compensation plan would be counted towards the $100,000 investment requirement, and an Independent Director/Trustee would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

Appendix N provides the dollar value of all shares of each Portfolio and of all ING Funds held directly or indirectly by each Independent Director/Trustee and each Nominee as of a recent date. [To the best of the Portfolios’ knowledge as of [February 1, 2013], no Independent Director/Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Portfolio and the Independent Directors/Trustees, Nominees, and Officers of the Portfolios owned, as a group, less than 1% of the shares of each class by each Portfolio.] As of [February 1, 2013], none of the Independent Directors/Trustees or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies).

How is the Board Structured?

The Registrants and each of its Portfolios are governed by the Registrants’ Board, which oversees the Registrants’ business and affairs. The Board delegates the day-to-day management of the Registrants and its Portfolios to the Registrants’ officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Directors/Trustees oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Directors/Trustees. The Registrants are four of [19] registered investment companies (with a total of approximately [137] separate series) under the oversight of the Board and all of the Directors/Trustees serve as members of, as applicable, each investment company’s Board of Directors/Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies. If this proposal and similar proposals to the shareholders of other ING Funds are approved, the Board would oversee [] registrants with [] separate series.

One of the Independent Directors/Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Registrants. The responsibilities of the Board Chairman include: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Directors/Trustees, officers of the Registrants, management personnel, and legal counsel to the Independent Directors/Trustees; and (4) such other duties as the Board periodically may determine. Mr. Vincent holds no position with any firm that is a sponsor of the Registrants.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board believes that its leadership structure is an effective means of empowering the Directors/Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee, whose functions include, among other things, meeting with the independent registered public accounting firm of the Registrants to review the scope of the Registrants’ audit, the Registrants’ financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of four Independent Directors/Trustees. The following Directors/Trustees currently serve as members of the Audit Committee: Messrs. Boyer, Drotch, and Earley and Ms. Baldwin. If elected, Messrs. Gavin and Obermeyer are expected to serve on the Audit Committee. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Expert under the Sarbanes-Oxley Act of 2002. The Audit Committee, which currently meets regularly four times per year, held six meetings during the fiscal year ended December 31, 2012.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Funds boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Registrants’ Advisers or sub-advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four Independent Directors/Trustees: Messrs. Kenny and Vincent, and Mses. Chadwick and Pressler. If elected, Dr. DePrince and Mr. Jones are expected to serve on the Compliance Committee. Mr. Kenny currently serves as Chairperson of the Compliance Committee.  The Compliance Committee, which currently meets regularly four times per year, held five meetings during the fiscal year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios. The responsibilities of the Contracts Committee, among other things, include:

(1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, the administrator, and the distributor, in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Director/Trustee its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Director/Trustee relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors/Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five Independent Directors/Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent. If elected, Dr. DePrince and Messrs. Jones and Obermeyer are expected to serve on the Contracts Committee. Ms. Pressler currently serves as Chairperson of the Contracts Committee. The Contracts Committee, which currently meets regularly seven times per year, held nine meetings during the fiscal year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the Advisers and sub-advisers on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Portfolio. The Portfolios are monitored by the following Investment Review Committees:

Each committee is described below:

DE IRC Committee. The DE IRC currently consists of four Independent Directors/Trustees and one Interested Director/Trustee. The following Director/Trustee serve as members of the DE IRC: Ms. Chadwick, and Messrs. Earley, Kenny, Mathews, and Vincent. If elected, Messrs. Jones and Obermeyer are expected to service on the DE IRC. Ms. Chadwick currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six times per year, held six meetings during the fiscal year ended December 31, 2012.

I/B/F IRC Committee, The I/B/F IRC currently consists of four Independent Directors/Trustees and one Interested Director/Trustee. The following Directors/Trustees serve as members of the I/B/F IRC: Mses. Baldwin and Pressler, and Messrs. Boyer, Crispin, and Drotch. If elected, Dr. DePrince and Mr. Gavin are expected to serve on the I/B/F IRC. Mr. Boyer currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six times per year, held six meetings during the fiscal year ended December 31, 2012.

The DE IRC and the I/B/F IRC sometimes meet jointly to consider matters for Portfolios that are reviewed jointly by the Committees. The Committees regularly meet jointly six times per year, and held seven meetings during the fiscal year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Directors/Trustees and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Director/Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors/Trustees; (7) overseeing the Board’s annual self-evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Directors/Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Director/Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Director/Trustee should be submitted in writing to the Registrant’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Director/Trustee: (1) such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director/Trustee (if elected); and (2) all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors/Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect a Director/Trustee, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four Independent Directors/Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. If elected, Messrs. Gavin and Obermeyer are also expected to serve on the Nominating and Governance Committee. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four times per year, held two meetings during the fiscal year ended December 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law and regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates and personnel in managing the Portfolios. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios. In addition, many service providers to the Portfolios have adopted their own policies, procedures, and controls designed to address particular risks to the Portfolios. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Registrants, including the CCO for the Registrants and the separate persons who serves as CCOs to its Adviser and, if applicable affiliated Sub-Advisers, the Board’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (1) the Compliance Committee regarding compliance with regulatory requirements; (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (3) the Audit Committee with respect to financial reporting controls and internal audit activities; (4) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Registrants. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio manager(s). Although the IRD works closely with management of the Registrants in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Board.

Indemnification of Directors/Trustees

Each Director/Trustee is entitled to be indemnified and held harmless by the Registrants from and against liabilities and expenses (“Liabilities”) the Director/Trustee may incur by reason of serving as a Director/Trustee, other than Liabilities the [Director/Trustee] would otherwise be subject to by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of duties (referred to as “Disabling Conduct”).  The Registrants maintain errors and omissions and officers and directors liability insurance for the benefit of the Registrants and their officers and Director/Trustee (“D&O Insurance”).  Under the terms of the D&O Insurance, the Registrants are entitled to recover amounts paid by the Registrants to indemnify Director/Trustee for Liabilities, subject to a deductible applicable to each claim (the “Deductible”) and limitations on the aggregate amount of coverage.  In circumstances in which the Registrantsis unable to indemnify a Director/Trustee for Liabilities (e.g., if the Trust has no assets), the Director/Trustee is entitled to make a claim directly under the D&O Insurance, which claim is not subject to the Deductible.  An affiliate of Advisers have undertaken to indemnify the Registrants and the Independent Directors/Trustees with respect to Liabilities to the extent a party cannot recover amounts under the D&O Insurance because of the Deductible.  In addition, Advisers have provided assurances to the Independent Directors/Trustees that ING Investments or an affiliate will enter into an agreement to indemnify and hold harmless each Independent Director/Trustee from and against Liabilities that may arise in connection with a civil claim brought against the

Independent Director/Trustee arising from disclosure in the Registrants’s registration statement.  The indemnification would apply only if (1) protection for the Liabilities is not available to the Independent Director/Trustee from the Registrants or under the D&O Insurance, (2) the Independent Director/Trustee has not engaged in Disabling Conduct, and (3) such indemnification is otherwise allowable under applicable law.

How often does the Board meet?

The Board currently conducts regular meetings eight times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

Who are the officers of the Registrants?

The Registrants’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Registrants, together with each such person’s position with the Registrants and principal occupation for the last five years, are listed in Appendix O.

What are the officers paid for their services?

The Registrants do not pay their officers for the services they provide to the Portfolios. Instead, the officers who are also officers or employees of the Advisers or their affiliates are compensated by the Advisers or their affiliates.

What is the Board’s Recommendation?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Directors/Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each series of a Registrant will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by a plurality of the votes cast at the Shareholder Meeting at which a quorum is present. Shareholders who vote for Proposal Five will vote for each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot or Voting Instruction Card.

PROPOSAL SIX — APPROVAL OF A BIFURCATED ADVISORY FEE

ING Index Solution 2015 Portfolio	ING Index Solution 2055 Portfolio	ING Index Solution 2045 Portfolio
ING Index Solution 2020 Portfolio	ING Index Solution Income Portfolio	ING Index Solution 2050 Portfolio
ING Index Solution 2025 Portfolio	ING Solution 2015 Portfolio	ING Index Solution 2055 Portfolio
ING Index Solution 2030 Portfolio	ING Solution 2020 Portfolio	ING Solution Aggressive Growth Portfolio
ING Index Solution 2035 Portfolio	ING Index Solution 2025 Portfolio	ING Solution Conservative Portfolio
ING Index Solution 2040 Portfolio	ING Index Solution 2030 Portfolio	ING Solution Growth Portfolio
ING Index Solution 2045 Portfolio	ING Index Solution 2035 Portfolio	ING Solution Income Portfolio
ING Index Solution 2050 Portfolio	ING Index Solution 2040 Portfolio	ING Solution Moderate Portfolio
(each a “Bifurcated Fee Portfolio,” and collectively, the “Bifurcated Fee Portfolios”)

What is Proposal Six?

Shareholders of the Bifurcated Fee Portfolios are asked to approve a new investment advisory fee structure (the “Bifurcated Fee Structure”), which would modify the fees payable to DSL. Under the proposed Bifurcated Fee Structure, the current fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher fee would be charged on assets invested in other types of securities (“Direct Investments”). Direct Investments include, but are not limited to, securities issued by investment companies outside the ING Fund Complex, including exchange traded funds (“ETFs”); securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

The Bifurcated Fee Structure is proposed in connection with a recent change in the Bifurcated Fee Portfolios’ principal investment strategies, which permits Bifurcated Fee Portfolios to invest to a greater extent in Direct Investments, specifically ETFs. If shareholders approve Proposal Six, the Bifurcated Fee Structure would be effective April 30, 2012 or upon shareholder approval, whichever is later.

What is the proposed Bifurcated Fee Structure?

Currently, each Bifurcated Fee Portfolio pays an advisory fee at an annual rate equal to 0.10% of the portfolio’s average daily net assets (the “Asset Allocation Fee”). If Proposal Six were approved by shareholders, each Bifurcated Fee Portfolio would pay an advisory fee equal to 0.10% of the portfolio’s average daily net assets invested in Underlying Funds and 0.30% of the portfolio’s average daily net assets invested in Direct Investments. If shareholders approve the Bifurcated Fee Structure, DSL would be contractually obligated to limit expenses as described in Appendix P through at least May 1, 2018; the obligation would include Acquired Fund Fees and Expenses, but would not extend to interest, taxes, brokerage commissions, and extraordinary expenses. Under this contractual obligation, it is anticipated that under most potential investment scenarios, but not all potential scenarios, the Bifurcated Fee Portfolio’s ordinary operating expenses, including Acquired Portfolio Fees and Expenses, will not increase for so long as the contractual commitment to limit expenses is in place.  After May 1, 2018, the annual portfolio operating expenses may increase.

Appendix Q also contains the Annual Portfolio Operating Expense tables for each Bifurcated Fee Portfolio. These tables show both the portfolio expenses as of the April 30, 2012 and the estimated portfolio expenses assuming that Proposal Six is approved by shareholders.

Were there changes to the investment strategies of the Bifurcated Fee Portfolio?

Yes. On November 27, 2012, ING Investments recommended and the Board approved a change in the principal investment strategies of the Bifurcated Fee Portfolios permitting the Portfolios to invest up to 20% of its assets in ETFs. Prior to this change, the amount of ETFs that each Bifurcated Fee Portfolio could invest in was limited by the 1940 Act. Subject to certain exceptions, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from acquiring shares of another fund (including an ETF) if, immediately after the acquisition, the shares acquired represent more than 3% of the total outstanding voting stock of the acquired fund, more than 5% of the total assets of the acquiring fund, or, together with the securities of any other fund, more than 10% of the total assets of the acquiring fund. In 2005, the SEC granted exemptive relief from the requirements of Section 12(d)(1)(A) on behalf of the investment companies in the ING Fund Complex; however, the Bifurcated Fee Portfolios had not relied on this relief since the Portfolios did not invest in ETFs in excess of the limits in Section 12(d)(1)(A). At the November 2012 meeting, the Board also approved reliance on this exemptive order by the Bifurcated Fee Portfolios in order to facilitate the strategy change.

Why is the Bifurcated Fee Structure proposed?

As noted above, each Bifurcated Fee Portfolio currently pays the Asset Allocation Fee with respect to all assets, including those invested in Direct Investments. The current fee structure was designed prior to the recent strategy change, which permits Bifurcated Fee Portfolio to invest to a greater extent in Direct Investment strategies rather than primarily investing in a discrete set of Underlying Funds. The current fee structure was designed to compensate DSL in two ways: (1) each Bifurcated Fee Portfolio paid the Asset Allocation Fee to ING Investments for its asset allocation services; and (2) the Underlying Funds, in which Bifurcated Fee Portfolio invests, paid an advisory fee to DSL or its affiliates for managing Underlying Funds.

When a Bifurcated Fee Portfolio invests in Direct Investments, DSL is providing services different in nature from allocating assets to Underlying Funds. The current fee structure contemplates that DSL will be compensated for Direct Investment management only at the Underlying Fund level. Under the current fee structure, when a Bifurcated Fee Portfolio invests in Direct Investments, DSL believes it is not compensated at a rate commensurate with the level of services provided when managing Direct Investments on behalf of the Bifurcated Fee Portfolios. The proposed Bifurcated Fee Structure recognizes that the strategy that DSL employs in allocating assets to Underlying Fund investments differs from the services that it performs in selecting other types of portfolio securities, and compensates DSL for such services.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors/Trustees present at its [January 10, 2013] meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Bifurcated Fee Portfolios’ shareholders vote “FOR” Proposal Six to approve Bifurcated Fee Structure, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting held January 10, 2013, the Board considered the approval of amending the fee schedules for the Bifurcated Fee Portfolios to transition the fees payable by these Portfolios to DSL to a Bifurcated Fee Structure. In determining whether to approve the proposed amendment, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the proposed new bifurcated fees payable under the advisory agreement for each Bifurcated Fee Portfolio Advisory Agreement should be approved. The materials provided to the Board in support of the proposed change in advisory fees included the following: (1) a memorandum presenting DSL’s rationale for requesting the change to a Bifurcated Fee Structure; (2) DSL’s supporting documentation, including copies of the amended fee schedules for the advisory agreement for each Bifurcated Fee Portfolio; and (3) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s services to the Bifurcated Fee Portfolios and other investment companies in the ING Fund Complex.

The Board’s consideration of whether to approve the amendments to the Bifurcated Fee Portfolios’ advisory fee structures took into account several factors including, but not limited to, the following: (1) the nature and quality of the revised strategies emphasizing Direct Investment services provided by DSL to the Bifurcated Fee Portfolios under the changes in strategy for the Bifurcated Fee Portfolio; (2) the representations that the current flat fee structures do not fully compensate DSL for the range of services it provides to the Bifurcated Fee Portfolios with respect to Direct Investment management; (3) the fairness of the compensation payable to DSL under the proposed Bifurcated Fee Structure; (4) the pricing structure (including the estimated expense ratio to be borne by shareholders) of each Bifurcated Fee Portfolio; (5) DSL’s contractual obligation to limit expenses discussed above; and (6) the projected profitability for DSL under the proposed Bifurcated Fee Structure.

After its deliberation, the Board concluded that: (1) the Bifurcated Fee Structure to be implemented on behalf of each Bifurcated Fee Portfolio is reasonable in the context of all factors considered by the Board; and (2) the estimated expense ratio for each Bifurcated Fee Portfolio under the Bifurcated Fee Structure is reasonable in the context of all factors considered by the Board. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Bifurcated Fee Structure with respect to the Bifurcated Fee Portfolios requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Bifurcated Fee Portfolio will vote separately on Proposal Six and all shareholders of all classes of shares of a Bifurcated Fee Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If shareholders of any Bifurcated Fee Portfolio do not approve the Bifurcated Fee Structure, the current fee structure will remain in place for that Bifurcated Fee Portfolio and the Board will determine what additional action, if any, should be taken.

PROPOSAL SEVEN — APPROVAL OF THE NEW ING IM SUB-ADVISORY AGREEMENT

ING American Funds World Allocation Portfolio	ING Solution 2015 Portfolio
ING Index Solution 2015 Portfolio	ING Solution 2020 Portfolio
ING Index Solution 2020 Portfolio	ING Solution 2025 Portfolio
ING Index Solution 2025 Portfolio	ING Solution 2030 Portfolio
ING Index Solution 2030 Portfolio	ING Solution 2035 Portfolio
ING Index Solution 2035 Portfolio	ING Solution 2040 Portfolio
ING Index Solution 2040 Portfolio	ING Solution 2045 Portfolio
ING Index Solution 2045 Portfolio	ING Solution 2050 Portfolio
ING Index Solution 2050 Portfolio	ING Solution 2055 Portfolio
ING Index Solution 2055 Portfolio	ING Solution Aggressive Growth Portfolio
ING Index Solution Income Portfolio	ING Solution Conservative Portfolio
ING Retirement Conservative Portfolio	ING Solution Growth Portfolio
ING Retirement Growth Portfolio	ING Solution Income Portfolio
ING Retirement Moderate Growth Portfolio	ING Solution Moderate Portfolio
ING Retirement Moderate Portfolio
(each a “New ING IM Portfolio,” and collectively, the “New ING IM Portfolios”)

What is Proposal Seven?

Currently, DSL manages the investments of each New ING IM Portfolio’s assets directly without the use of an investment sub-adviser. DSL has proposed, and the Board has approved, ING IM’s engagement as a sub-adviser to the New ING IM Portfolios, pending shareholder approval of a new sub-advisory agreement between DSL and ING IM (the “Proposed Sub-Advisory Agreement”). If shareholders approve Proposal Seven, ING IM would be directly responsible for the day-to-day management of the New ING IM Portfolios’ assets. DSL, and not the New ING IM Portfolios, would be responsible for paying any fees due under the Proposed Sub-Advisory Agreement. If approved by shareholders, the Proposed Sub-Advisory Agreement would be effective April 30, 2013 or upon shareholder approval, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events.  If shareholders approve Proposal Seven, the Separation Plan will result in the automatic termination of the Proposed Sub-Advisory Agreement. Therefore, shareholders are also asked to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

How are the New ING IM Portfolios currently advised?

Currently, an investment committee of DSL (the “Investment Committee”) reviews the investments of each New ING IM Portfolio’s assets, which are primarily invested in other underlying funds. With respect to each New ING IM Portfolio (except ING American Funds World Allocation Portfolio), the Investment Committee considers the annual recommendations of ING IM, which serves as a consultant to DSL rather than the sub-adviser. The Investment Committee is responsible for the day-to-day management of each New ING IM Portfolio. ING IM does not serve as a consultant to ING American Funds World Allocation Portfolio.

How will Proposal Seven affect the management of the New ING IM Portfolios?

If approved by a New ING IM Portfolio’s shareholders, ING IM will serve as sub-adviser to that New ING IM Portfolio. The persons currently serving as members of the Investment Committee for the New ING IM Portfolios are associated persons of both DSL and ING IM and are expected to continue to provide services to the New ING IM Portfolios after the implementation of this Proposal.

Why is a new sub-advisory arrangement proposed?

DSL and its affiliates typically manage portfolios using an advisory structure in which DSL oversees all investment advisory and portfolio management services for a portfolio but delegates to sub-advisers the responsibility for day-to-day investment management, subject to DSL’s oversight. The New ING IM Portfolios are part of a small group of ING Funds that do not operate using this advisory structure. To improve operational efficiency, DSL recommended, and the Board approved, entering into the Proposed Sub-Advisory Agreement with ING IM contingent upon the approval of shareholders.

What are the terms of the Proposed New ING IM Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix H. The material terms of the Proposed Sub-Advisory Agreement are discussed in more detail below.

Fees. Any sub-advisory fees would be paid by DSL and not the New ING IM Portfolios. With respect to ING American Funds World Allocation, ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth Portfolio, and ING Retirement Moderate Portfolio, the sub-advisory fees paid by DSL to ING IM would be as follows:

Portfolio	Proposed Sub-Advisory Fee (as a percentage of average daily net assets)
ING American Funds World Allocation Portfolio	0.045% on all assets
ING Retirement Conservative Portfolio	0.063% when the Portfolio invests in funds within the ING Fund Complex 0.108% when the Portfolio invests in other securities, including funds outside of the ING Fund Complex
ING Retirement Growth Portfolio	0.063% when the Portfolio invests in funds within the ING Fund Complex 0.108% when the Portfolio invests in other securities, including funds outside of the ING Fund Complex
ING Retirement Moderate Growth Portfolio	0.063% when the Portfolio invests in funds within the ING Fund Complex 0.108% when the Portfolio invests in other securities, including funds outside of the ING Fund Complex
ING Retirement Moderate Portfolio	0.063% when the Portfolio invests in funds within the ING Fund Complex 0.108% when the Portfolio invests in other securities, including funds outside of the ING Fund Complex

With respect to the Bifurcated Fee Portfolios, the sub-advisory fee paid by DSL to ING IM would depend on whether shareholders approve Proposal Six. If shareholders approve Proposal Six, the sub-advisory fee would also be bifurcated to compensate ING IM for the additional services provided with respect to the Direct Investments.

Proposed Sub-Advisory Fee (as a percentage of average daily net assets)
Portfolio	If Proposal Six is Not Approved	If Proposal Six is Approved

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

	0.045% on all assets	0.045% when the Portfolio invests in funds within the ING Fund Complex 0.135% when the Portfolio invests in other securities, including funds outside of the ING Fund Complex

Appendix J provides information on the compensation paid to ING IM by investment companies with similar investment objectives.

Services. The Proposed Sub-Advisory Agreement appoints ING IM to act as the investment adviser and manager to each New ING IM Portfolio and provide its services in accordance with each ING IM Portfolio’s investment objective(s), policies, and restrictions. Specifically, subject to the supervision of the Board, ING IM will provide a continuous investment program for each New ING IM Portfolio and determine in its discretion the composition of the assets of each New ING IM Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the New ING IM Portfolio. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each New ING IM Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the New ING IM Portfolio, when these transactions should be executed, and what portion of the assets of the New ING IM Portfolio should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each New ING IM Portfolio, ING IM shall make decisions for the New ING IM Portfolio as to foreign currency matters.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the proposed Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board, or (2) the vote of a “majority” (as defined in the 1940 Act) of the New ING IM Portfolio’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Directors/Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon sixty days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an New ING IM Portfolio; or (3) DSL. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the New ING IM Portfolio or DSL requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or DSL ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event DSL becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors/Trustees present at its January 10, 2013 meeting, approved Proposal Seven and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the New ING IM Portfolios’ shareholders vote “FOR” Proposal Seven to appoint ING IM as sub-adviser to the New ING IM Portfolios and implement the Proposed New ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on November 29, 2012 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING IM as Sub-adviser to ING American Funds World Allocation Portfolio, ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth Portfolio, and ING Retirement Moderate Portfolio; and (2) approve the Proposed Sub-Advisory Agreements with ING IM under which it would serve as Sub-Adviser to each of these New ING IM Portfolios. At a meeting of the Board held on January 10, 2013 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING IM as Sub-adviser to the remaining New ING IM Portfolios; and (2) approve the Proposed Sub-Advisory Agreements with ING IM under which it would serve as Sub-Adviser to each of the remaining ING IM Portfolios.

In determining whether to approve the Proposed Sub-Advisory Agreements with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Sub-Advisory Agreements should be approved for each of the New ING IM Portfolios. The materials provided to the Board to inform its consideration of whether to approve the Proposed Sub-Advisory Agreements with ING IM included memoranda and related materials provided to the Board in advance of its November 29, 2012 or January 10, 2013 meeting, as applicable, discussing management’s rationale for recommending that ING IM serve as Sub-Adviser to the New ING IM Portfolios to align the New ING IM Portfolios’ advisory arrangements with the standard Adviser/Sub-Adviser management structure that is in place with other funds in the ING Fund Complex; (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Proposed Sub-Advisory Agreements with ING IM; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as Sub-Adviser to the New ING IM Portfolios, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds and as consultant to certain of the New ING Portfolios; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) that the portfolio management team for the New ING Portfolios would not change; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreements in light of the services to be provided by ING IM and the projected profitability of ING IM as the New ING Portfolios’ Sub-Adviser; (7) the costs for the services to be provided by ING

IM, including that the management fee rate would not change upon the appointment of ING IM; (8) the sub-advisory fee rate payable by the Adviser to ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light of each New ING IM Portfolio’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

In determining to approve the Proposed Sub-Advisory Agreements with ING IM, the Board considered the same factors and reached the same conclusions, as applicable, as described in the section entitled “Separation Plan — Factors Considered by the Board.”

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as Sub-Adviser to the New ING Portfolios under the Proposed Sub-Advisory Agreements with ING IM; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the New ING Portfolios’ CCO whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreements for the New ING Portfolios. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed Sub-Advisory Agreement by shareholders of the New ING IM Portfolios requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Portfolio will vote separately on Proposal Seven and all shareholders of all classes of shares of a New ING IM Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of a New ING IM Portfolios do not approve the Proposed New ING IM Sub-Advisory Agreement with ING IM, ING IM would not be able to serve the New ING IM Portfolio as a sub-adviser under the Proposed New ING IM Sub-Advisory Agreement.

PROPOSAL EIGHT — APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS POLICY

All Portfolios

What is Proposal Eight?

The Portfolios and the Advisers have received an exemptive order from the SEC to permit the Advisers, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Portfolio.” Shareholders of the Portfolios have previously voted to permit the Portfolios to operate as Manager-of-Managers Portfolios.

In January 2013, the Portfolios and the Advisers filed an application for exemptive relief requesting a modification of the Existing Relief to permit the Advisers, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, without submitting the sub-advisory agreement to a vote of shareholders (the “Amended Relief”). Together, the Existing and Amended Relief would permit the Advisers to enter into and materially amend sub-advisory agreements with: (1) wholly owned sub-advisers, meaning sub-advisers that are “wholly owned subsidiaries” (as defined in the 1940 Act) of the adviser or a parent of the adviser; or (2) sub-advisers that are not an “affiliated person” (as defined in the 1940 Act) of the adviser, other than by reason of serving as a sub-adviser to the Portfolios (collectively, “Eligible Sub-Advisers”). A few other mutual fund complexes have obtained exemptive relief similar to the Amended Relief; however, there can be no assurance that the SEC will issue an order based on the Portfolios’ exemptive application.

Pursuant to the conditions proposed in the Amended Relief, the Portfolios would not be permitted to rely on the Amended Relief unless, among other things, shareholders have approved a policy permitting the Advisers to enter into and materially amend any sub-advisory agreements with wholly owned sub-advisers without shareholder approval of the arrangement (the “Modified Manager-of-Managers Policy”). Shareholders are therefore being asked to approve operation of the Portfolios in accordance with the Modified Manager-of-Managers Policy. If Proposal Eight were approved by shareholders, the Portfolios would continue to seek shareholder approval of new or amended sub-advisory agreements with wholly owned sub-advisers until the exemptive order requested by the Amended Relief is issued by the SEC.

At its [September 6, 2012] meeting, the Board approved the Modified Manager-of-Managers Policy and voted to recommend its approval to shareholders.

Why is the Modified Manager-of-Managers Policy proposed?

The Portfolios and the Advisers anticipate that the Amended Relief would give the Advisers greater flexibility to select, supervise, and evaluate wholly owned sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval to utilize their investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more wholly owned sub-advisers may be put into place promptly on a temporary basis, a Portfolio must still call and hold a meeting of the Portfolios’ shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the Amended Relief, the Board would be able to act more quickly and with less expense to appoint a wholly owned sub-adviser or materially amend an agreement with a wholly owned sub-adviser.

What are the proposed conditions of the Amended Relief?

Under the terms of the Amended Relief, the Portfolios and the Advisers are, and would continue to be, subject to several conditions imposed by the SEC. The Portfolios would continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with any sub-adviser other than an Eligible Sub-Adviser. In addition, as is the case with the Existing Relief, under the conditions of the Amended Relief, within 90 days of a change to a sub-advisory arrangement, shareholders would be required to be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

As with the Existing Relief, in order to rely on the Amended Relief, a majority of the Board must consist of Independent Directors/Trustees and the nomination of new or additional Independent Directors/Trustees must be at the discretion of the then existing Independent Directors/Trustees. The Portfolios’ prospectus must prominently discuss the Modified Manager-of-Managers Policy, including the fact that the Advisers have ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If a sub-adviser is hired or terminated, the Advisers must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board, including a majority of the Independent Directors/Trustees present at its September 6, 2012 meeting, approved Proposal Eight and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Portfolios’ shareholders vote “FOR” the proposed Modified Manager-of-Managers Policy for the Portfolios, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether or not it was appropriate to approve the Modified Manager-of-Managers Policy and to recommend approval of the Modified Manager-of-Managers Policy to shareholders, the Board, including the Independent Directors/Trustees, considered certain information and representations provided by the Advisers. Further, the Independent Directors/Trustees were advised by independent legal counsel with respect to these matters. At the September 6, 2012 meeting, the Board voted to recommend approval of Proposal Eight to shareholders of the Portfolios.

After carefully considering the Portfolios’ contractual arrangements under which the Advisers have been engaged as an investment adviser, and the Advisers’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision, and evaluation of wholly owned sub-advisers to be conducted by the Advisers. The Board also believes that this approach would be consistent with shareholders’ expectations that the Advisers will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers regardless of whether they are wholly owned or unaffiliated.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors/Trustees, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements for wholly owned sub-advisers. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors/Trustees, is required to annually review and consider for renewal such agreements after an initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Advisers and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Eight will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolios to the Advisers. When engaging sub-advisers and entering into sub-advisory agreements, the Advisers have negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by the Advisers and not by the Portfolios. Therefore, any fee reduction or increase negotiated by the Advisers may be either beneficial or detrimental to the Advisers. The fees paid by the Portfolios to the Advisers and the fees paid by the Advisers to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to the Advisers by the Portfolios would continue to require shareholder approval. If shareholders approve Proposal Eight, the Advisers, pursuant to the Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Portfolios as it is currently providing.

The Board concluded that it is appropriate and in the interests of each Portfolio’s shareholders to provide the Advisers and the Board with maximum flexibility to recommend, supervise, and evaluate sub-advisers, including wholly owned sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolios to operate more efficiently. Currently, to appoint a wholly owned sub-adviser to a Portfolio or to materially amend a sub-advisory agreement with a wholly owned sub-adviser, the Portfolio must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Portfolio’s shareholders. In addition, if a wholly owned sub-adviser to a Portfolio is acquired or there is a change of control of the wholly owned sub-adviser that results in the “assignment” of the sub-advisory agreement with the Advisers, the Registrants currently must seek approval of a new sub-advisory agreement from shareholders of each Portfolio, even when there will be no change in the persons managing the Portfolio. This process is time-consuming and costly, and some of the costs may be borne by each Portfolio. Without the delay inherent in holding a shareholder meeting, the Advisers and the Portfolios would be able to act more quickly to appoint a wholly owned sub-adviser with less expense when the Board and the Advisers believe that the appointment would benefit the Portfolios.

What is the required vote?

Approval of Proposal Eight by shareholders of each Portfolio requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Shareholder Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Portfolio will vote separately on Proposal Eight and all shareholders of all classes of shares of a Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Eight?

If shareholders of a Portfolio do not approve the Modified Manager-of-Managers Policy, it will not be implemented and the Portfolio will continue to obtain shareholder approval to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, unless otherwise permitted under the 1940 Act. The Portfolios and the Advisers would continue to rely on the Existing Relief with respect to unaffiliated sub-advisers regardless of whether the SEC issues the Amended Relief.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote. With respect to ING Partners, Inc., this meeting is designated as an annual meeting of shareholders. With respect to each other Registrant, this meeting is designated as a special meeting of shareholders.

How is my proxy being solicited?

The Portfolios have retained [Proxy Solicitor] (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $[], which will be paid by the Advisers or an affiliate. As the date of the Shareholder Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolios. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot or Voting Instruction Card, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot or Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Shareholder Meeting, you may contact the Solicitor toll-free at []. In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Proxy Ballot or Voting Instruction Card. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the relevant Registrant a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Shareholder Meeting in person may vote by ballot at the Shareholder Meeting, thereby canceling any proxy or voting instruction previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements?

Each shareholder of each Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. With respect to the Portfolios organized as a series of IIT, thirty percent of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to the Portfolios organized as a series of IVIT, one third of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to the Portfolios organized as a series of IPI or IVPT, a majority of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. Shares have no preemptive or subscription rights.

Only shareholders of the Portfolios at the close of business on the Record Date will be entitled to be present and give voting instructions for the Portfolios at the Shareholder Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 P.M. on [April 21, 2013]. Appendix R sets forth the number of shares of each Portfolio issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the relevant

Registrant and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

With respect to Variable Contract Holders, your Separate Account is the record owner of shares of the Portfolios; however, as a Variable Contract Holder you are permitted to instruct your Participating Insurance Company as to how to vote on the matters listed in the Notice of Shareholder Meeting. Where Variable Contract Holders fail to give instructions as to how to vote their shares, the Participating Insurance Companies will use proportional voting, as explained in the following paragraph. With respect to Plan Participants, your Qualified Plan is the record owner of shares of the Portfolios; however, as a Plan Participant you may be asked to provide instructions to your Qualified Plan trustee as to how to vote on the matters listed in the Notice of Shareholder Meeting. Where Plan Participants are asked, but fail to give instructions as to how to vote their shares, the Qualified Plan trustee may use proportional voting.

Proportional voting means that a Participating Insurance Company or Qualified Plan trustee may vote the shares in proportion to the instructions provided to them by other Variable Insurance Holders or Plan Participants. Under proportional voting, if a large number of Variable Contract Holders or Plan Participants fail to give voting instructions, a small number of Variable Contract Holders or Plan Participants may determine the outcome of a vote. The Portfolios do not impose a minimum percentage of voting instructions be received before counting the Separate Accounts and Qualified Plans as shareholders of a Portfolio.

Because a significant percentage of each Portfolio’s shares are held by Separate Accounts, the presence of such Participating Insurance Companies at the Shareholder Meeting shall be sufficient to constitute quorum for the transaction of business at the Shareholder Meeting.

Appendix S hereto lists the persons that, as of [February 1, 2013] owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolios.

Who are the Portfolios’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for the Portfolios. The Board has selected KPMG as the independent public accountant to examine and report on the financial statements of the Portfolios for fiscal years ended December 31, 2011 and December 31, 2012.

As part of its oversight of each Portfolio’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Portfolio’s financial statements for the fiscal year ended December 31, 2011. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Portfolios’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as the independent public accounting firm for each Portfolio for the fiscal year ending December 31, 2012.

The fees paid to KPMG for professional audit services during the Portfolios’ fiscal years ended December 31, 2011 and December 31, 2012, amounts billed for other services rendered by KPMG to the Portfolios, and the aggregate non-audit fees billed by KPMG for services rendered to the Portfolio, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Portfolios for the fiscal years ended December 31, 2011 and December 31, 2012 are described in Appendix T.

All of the services provided by the Portfolios’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee approves: (1) all audit and non-audit services to be rendered to the Portfolios by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Portfolios provided by KPMG to ING Investments or any affiliate thereof that provides ongoing services to the Portfolios (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Portfolios, ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Portfolios is compatible with maintaining the independence of KPMG.

KPMG has advised the Portfolios that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Portfolios. Representatives of KPMG are not expected to be at the Shareholder Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolios are not required to hold meetings annually and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Director/Trustee. Such communications should be sent to the Portfolios’ Secretary at the address on the front of this Proxy Statement.

What if a proposal that is not in the Proxy Statement comes up at the Shareholder Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Shareholder Meeting other than the Proposals discussed in this Proxy Statement.

Who pays for this Proxy Solicitation?

The Portfolios will not pay the expenses in connection with the Notice and this Proxy Statement or the Shareholder Meeting of Shareholders. ING Investments, DSL, or an affiliate will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. These expenses are estimated to be [].

In order that the presence of a quorum at the Shareholder Meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Huey P. Falgout, Jr.
Secretary

[March 18, 2013]
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A: PORTFOLIO MANAGERS

The following table sets forth the portfolio managers responsible for the day-to-day management of the Portfolios.

Portfolio	Sub-Advisers and Portfolio Managers/Committee Members
ING American Century Small-Mid Cap Value Portfolio

American Century Global Investment Management, Inc.

Phillip N. Davidson, Portfolio Manager (since 05/06)

Benjamin Z. Giele, Portfolio Manager (since 08/02)

Jeff John, Portfolio Manager (since 05/12)

Michael Liss, Portfolio Manager (since 05/06)

Kevin Toney, Portfolio Manager (since 08/08)

Brian Woglom, Portfolio Manager (since 02/12)

ING American Funds Asset Allocation Portfolio

Capital Research and Management CompanySM

Alan N. Berro, Portfolio Manager (since 03/00)

David A. Daigle, Portfolio Manager (since 09/09)

Jeffrey T. Lager, Portfolio Manager (since 07/07)

James R. Mulally, Portfolio Manager (since 01/06)

Eugene P. Stein, Portfolio Manager (since 08/08)

ING American Funds Global Growth and Income Portfolio	Capital Research and Management CompanySM Gregg E. Ireland, Portfolio Manager (since 05/06) Andrew B. Suzman, Portfolio Manager (since 02/09) Steven T.Watson, Portfolio Manager (since 05/06)
ING American Funds International Growth and Income Portfolio	Capital Research and Management CompanySM Sung Lee, Portfolio Manager (since 10/08) Jesper Lyckeus, Portfolio Manager (since 10/08) David M. Riley, Portfolio Manager (since 10/08)
ING American Funds International Portfolio

Capital Research and Management CompanySM

L. Alfonso Barroso, Portfolio Manager (since 05/09)

Sung Lee, Portfolio Manager (since 12/05)

Jesper Lyckeus, Portfolio Manager (since 01/07)

Christopher M. Thomsen, Portfolio Manager (since 12/05)

ING American Funds World Allocation Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 08/09) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 09/08)
ING Baron Growth Portfolio	BAMCO, Inc. Ronald Baron, Portfolio Manager (since 05/02)
ING BlackRock Health Sciences Opportunities Portfolio	BlackRock Advisors, LLC Thomas Callan, Portfolio Manager (since 05/11) Erin Xie, Portfolio Manager (since 05/11)
ING BlackRock Inflation Protected Bond Portfolio	BlackRock Financial Management, Inc. Martin Hegarty, Portfolio Manager (since 08/10) Brian Weinstein, Portfolio Manager (since 04/07)
ING BlackRock Large Cap Growth Portfolio	BlackRock Investment Management, LLC Christopher Leavy, Portfolio Manager (since 06/12) Peter Stournaras, Portfolio Manager (since 10/10)
ING Bond Portfolio	ING Investment Management Co. LLC Christine Hurtsellers, Portfolio Manager (since 07/12) Michael Mata, Portfolio Manager (since 07/12) Matthew Toms, Portfolio Manager (since 07/12)
ING Clarion Global Real Estate Portfolio	CBRE Clarion Securities LLC Steven D. Burton, Portfolio Manager (since 01/06) T. Ritson Ferguson, Portfolio Manager (since 01/06) Joseph P. Smith, Portfolio Manager (since 02/07)
ING Clarion Real Estate Portfolio	CBRE Clarion Securities LLC T. Ritson Ferguson, Portfolio Manager (since 05/09) Joseph P. Smith, Portfolio Manager (since 05/09)
ING Columbia Small Cap Value II Portfolio	Columbia Management Investment Advisers, LLC Jarl Ginsberg, CFA, Portfolio Manager (since 05/06) Christian K. Stadlinger, Ph.D., CFA, Portfolio Manager (since 05/06)

Portfolio	Sub-Advisers and Portfolio Managers/Committee Members
ING Davis New York Venture Portfolio

Prior to April 30, 2013:

Davis Selected Advisers, L.P.

Christopher C. Davis, Portfolio Manager (since 10/05)

Kenneth C. Feinberg, Portfolio Manager (since 10/05)

Effective April 30, 2013:

Columbia Management Investment Advisers, LLC

Harvey Liu

Guy W. Pope

J. Nicholas Smith

Michael T. Welter

ING DFA Global Allocation Portfolio ING DFA World Equity Portfolio

Dimensional Fund Advisors LP

Joseph H. Chi, Portfolio Manager (since 04/12)

Jed S. Fogdall, Portfolio Manager (since 04/12)

Joseph F. Kolerich, Portfolio Manager (since 04/12)

David A. Plecha, Portfolio Manager (since 04/12)

ING Fidelity® VIP Contrafund® Portfolio

FMR Co., Inc.

John Avery, Portfolio Manager (since 10/07)

Adam Hetnarski, Portfolio Manager (since 10/07)

Steven Kaye, Portfolio Manager (since 10/07)

Robert Lee, Portfolio Manager (since 10/07)

Peter Saperstone, Portfolio Manager (since 03/11)

Douglas Simmons, Portfolio Manager (since 10/07)

Pierre Sorel, Portfolio Manager (since 10/07)

Robert Stansky, Portfolio Manager (since 10/07)

Nathan Strik, Portfolio Manager (since 1/10)

Tobias Welo, Portfolio Manager (since 11/11)

ING Fidelity® VIP Equity-Income Portfolio	FMR Co., Inc. James Morrow, Portfolio Manager (since 04/11) Adam Kramer, Portfolio Manager (since 04/11)
ING Fidelity® VIP Mid Cap Portfolio	FMR Co., Inc. Tom Allen, Portfolio Manager (since 06/01)
ING FMRSM Diversified Mid Cap Portfolio	Fidelity Management & Research Company Tom Allen, Portfolio Manager (since 02/04)
ING Franklin Income Portfolio

Franklin Advisers, Inc.

Charles B. Johnson, Portfolio Manager (since 04/06)

Edward D. Perks, Portfolio Manager (since 04/06)

Alex Peters, Portfolio Manager (since 04/10)

Matt Quinlan, Portfolio Manager (since 04/10)

ING Franklin Mutual Shares Portfolio	Franklin Mutual Advisers, LLC Peter Langerman, Portfolio Manager (since 04/07) F. David Segal, Portfolio Manager (since 04/07) Deborah A. Turner, Portfolio Manager (since 04/07)
ING Franklin Templeton Founding Strategy Portfolio	None
ING GET U.S. Core Portfolio — Series 12 ING GET U.S. Core Portfolio — Series 13 ING GET U.S. Core Portfolio — Series 14

ING Investment Management Co. LLC

Vincent Costa, Portfolio Manager (since 01/09)

Christine Hurtsellers, Portfolio Manager (since 01/09)

Michael Hyman, Portfolio Manager (since 01/09)

Paul Zemsky, CFA, Portfolio Manager (since 04/07)

ING Global Bond Portfolio	ING Investment Management Co. LLC Christine Hurtsellers, Portfolio Manager (since 04/11) Michael Mata, Portfolio Manager (since 01/11) Robert Robis, Portfolio Manager (since 07/11)
ING Global Resources Portfolio	ING Investment Management Co. LLC John Bailey, Portfolio Manager (since 08/11) Joseph Bassett, Portfolio Manager (since 04/10) James Swain, Portfolio Manager (since 04/12)

Portfolio	Sub-Advisers and Portfolio Managers/Committee Members
ING Goldman Sachs Commodity Strategy Portfolio

Goldman Sachs Asset Management, L.P.

John Calvaruso, Portfolio Manager (since 9/12)

Samuel Finkelstein, Portfolio Manager (since 1/10)

Michael Johnson, Portfolio Manager (since 04/08)

Stephen Lucas, Portfolio Manager (since 04/08)

ING Index Solution 2015 Portfolio ING Index Solution 2025 Portfolio ING Index Solution 2035 Portfolio ING Index Solution 2045 Portfolio ING Index Solution Income Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 08/09) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 03/08)
ING Index Solution 2020 Portfolio ING Index Solution 2030 Portfolio ING Index Solution 2040 Portfolio ING Index Solution 2050 Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 09/11) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 09/11)
ING Index Solution 2055 Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 03/10) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 03/10)
ING International Value Portfolio	ING Investment Management Co. LLC Martin Jansen, Portfolio Manager (since 12/10) David Rabinowitz, Senior Sector Analyst (since 04/11) Joseph Vultaggio, Assistant Portfolio Manager (since 01/09)
ING Invesco Van Kampen Comstock Portfolio

Invesco Advisers, Inc.

Devin Armstrong, Portfolio Manager (since 07/07)

Kevin Holt, Lead Portfolio Manager (since 05/02)

Jason Leder, Portfolio Manager (since 05/02)

Matthew Seinsheimer, Portfolio Manager (since 06/10)

James Warwick, Portfolio Manager (since 07/07)

ING Invesco Van Kampen Equity and Income Portfolio

Invesco Advisers, Inc.

Thomas B. Bastian, Lead Portfolio Manager (since 04/03)

Chuck Burge, Portfolio Manager (since 06/10)

Mark Laskin, Portfolio Manager (since 01/07)

Mary Jayne Maly, Portfolio Manager (since 07/08)

Sergio Marcheli, Portfolio Manager (since 04/03)

James Roeder, Portfolio Manager (since 05/99)

ING Invesco Van Kampen Growth and Income Portfolio

Invesco Advisers, Inc.

Thomas B. Bastian, Lead Portfolio Manager (since 04/03)

Mark Laskin, Portfolio Manager (since 01/07)

Mary Jayne Maly, Portfolio Manager (since 12/08)

Sergio Marcheli, Portfolio Manager (since 04/03)

James Roeder, Portfolio Manager (since 05/99)

ING JPMorgan Emerging Markets Equity Portfolio	J.P. Morgan Investment Management Inc. Austin Forey, Portfolio Manager (since 04/05) Richard Titherington, Portfolio Manager (since 02/09)
ING JPMorgan Mid Cap Value Portfolio	J.P. Morgan Investment Management Inc. Gloria Fu, Portfolio Manager (since 05/06) Lawrence Playford, Portfolio Manager (since 10/04) Jonathan K.L. Simon, Portfolio Manager (since 10/04)
ING JPMorgan Small Cap Core Equity Portfolio

J.P. Morgan Investment Management Inc.

Glenn Gawronski, Portfolio Manager (since 07/05)

Phillip D. Hart, Portfolio Manager (since 11/11)

Don San Jose, Portfolio Manager (since 11/11)

Dennis S. Ruhl, Portfolio Manager (since 08/04)

ING Large Cap Growth Portfolio	ING Investment Management Co. LLC Jeff Bianchi, Portfolio Manager (since 06/10) Christopher F. Corapi, Portfolio Manager (since 06/10) Michael Pytosh, Portfolio Manager (since 03/12)

Portfolio	Sub-Advisers and Portfolio Managers/Committee Members
ING Large Cap Value Portfolio	ING Investment Management Co. LLC Christopher F. Corapi, Portfolio Manager (since 05/11) Robert M. Kloss, Portfolio Manager (since 01/11)
ING Limited Maturity Bond Portfolio	ING Investment Management Co. LLC Christine Hurtsellers, Portfolio Manager (since 01/09) Michael Mata, Portfolio Manager (since 08/10) Matthew Toms, CFA, Portfolio Manager (since 08/10)
ING Liquid Assets Portfolio	ING Investment Management Co. LLC David S. Yealy, Portfolio Manager (since 11/04)
ING Marsico Growth Portfolio	Marsico Capital Management, LLC Thomas F. Marsico, Portfolio Manager (since 01/03) Coralie Witter, CFA, Portfolio Manager (since 11/10)
ING MFS Total Return Portfolio

Massachusetts Financial Services Company

Nevin P. Chitkara, Portfolio Manager (since 05/06)

William P. Douglas, Portfolio Manager (since 12/04)

Steven R. Gorham, Portfolio Manager (since 01/02)

Richard O. Hawkins, Portfolio Manager (since 10/05)

Joshua P. Marston, Portfolio Manager (since 11/08)

Brooks A. Taylor, Portfolio Manager (since 04/04)

ING MFS Utilities Portfolio	Massachusetts Financial Services Company Robert D. Persons, Portfolio Manager (since 04/05) Maura A. Shaughnessy, Portfolio Manager (since 04/05)
ING MidCap Opportunities Portfolio	ING Investment Management Co. LLC Jeff Bianchi, Portfolio Manager (since 07/05) Kristin Manning, Portfolio Manager (since 04/12) Michael Pytosh, Portfolio Manager (since 04/12)
ING Morgan Stanley Global Franchise Portfolio

Morgan Stanley Investment Management, Inc.

Vladimir Demine, Portfolio Manager (since 05/10)

Christian Derold, Portfolio Manager (since 06/09)

John S. Goodacre, Portfolio Manager (since 06/09)

William D. Lock, Portfolio Manager (since 06/09)

Bruno Paulson, Portfolio Manager (since 05/10)

Peter J. Wright, Portfolio Manager (since 06/09)

ING Oppenheimer Global Portfolio	OppenheimerFunds, Inc. Rajeev Bhaman, Portfolio Manager (since 08/04)
ING PIMCO High Yield Portfolio	Pacific Investment Management Company LLC Andrew Jessop, Portfolio Manager (since 01/10)
ING PIMCO Total Return Bond Portfolio ING PIMCO Total Return Portfolio	Pacific Investment Management Company LLC William H. Gross, Portfolio Manager (since 05/07)
ING Pioneer Fund Portfolio	Pioneer Investment Management Company, Inc. John A. Carey, Portfolio Manager (since 04/05) Walter Hunnewell, Jr., Portfolio Manager (since 04/05)
ING Pioneer High Yield Portfolio	Pioneer Investment Management Company, Inc. Andrew Feltus, Portfolio Manager (since 04/07) Tracy Wright, Portfolio Manager (since 04/07)
ING Pioneer Mid Cap Value Portfolio	Pioneer Investment Management Company, Inc. Timothy Horan, Portfolio Manager (since 05/06) J. Rodman Wright, Portfolio Manager (since 04/05)
ING Retirement Conservative Portfolio ING Retirement Growth Portfolio ING Retirement Moderate Growth Portfolio ING Retirement Moderate Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 08/09) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 12/07)
ING SmallCap Opportunities Portfolio	ING Investment Management Co. LLC Joseph Basset, Portfolio Manager (since 04/12) James Hasso, Portfolio Manager (since 10/08) Steve Salopek, Portfolio Manager (since 07/05)

Portfolio	Sub-Advisers and Portfolio Managers/Committee Members

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 08/09) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 12/07)
ING Solution 2020 Portfolio ING Solution 2030 Portfolio ING Solution 2040 Portfolio ING Solution 2050 Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 09/11) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 09/11)
ING Solution 2055 Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 03/10) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 03/10)
ING Solution Aggressive Growth Portfolio ING Solution Conservative Portfolio	ING Investment Management Co. LLC Heather Hackett, CFA, Committee Member (since 04/10) Halvard Kvaale, CIMA, Committee Member (since 08/12) Paul Zemsky, CFA, Committee Member (since 04/10)
ING T. Rowe Price Capital Appreciation Portfolio	T. Rowe Price Associates, Inc. David R. Giroux, Portfolio Manager (since 07/07)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	T. Rowe Price Associates, Inc. Donald J. Peters, Portfolio Manager (since 11/04) Donald J. Easley, Portfolio Manager (since 05/09)
ING T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc. Brian Rogers, Portfolio Manager (since 03/99)
ING T. Rowe Price Growth Equity Portfolio	T. Rowe Price Associates, Inc. P. Robert Bartolo, Portfolio Manager (since 10/07)
ING T. Rowe Price International Stock Portfolio	T. Rowe Price Associates, Inc. Robert W. Smith, Portfolio Manager (since 01/11)
ING Templeton Foreign Equity Portfolio	Templeton Investment Counsel, LLC Antonio T. Docal, CFA, Portfolio Manager (since 11/06) Peter A. Nori, CFA, Portfolio Manager (since 11/06) Cindy L. Sweeting, CFA, Portfolio Manager (since 11/06)
ING Templeton Global Growth Portfolio

Templeton Global Advisors Limited

Norma J. Boersma, Portfolio Manager (since 03/11)

James Harper, Portfolio Manager (since 03/11)

Lisa F. Myers, Portfolio Manager (since 12/05)

Matthew Nagle, Portfolio Manager (since 03/11)

Tucker Scott, Portfolio Manager (since 10/07)

ING U.S. Stock Index Portfolio	ING Investment Management Co. LLC Vincent Costa, Portfolio Manager (since 04/12) Steve Wetter, Portfolio Manager (since 04/12)

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson - Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

EXECUTIVE OFFICERS OF DIRECTED SERVICES LLC

1475 Dunwoody Drive
West Chester, PA 19380

Name and Title

Chad J. Tope — President

Richard Gelfand — Chief Financial Officer

Shaun P. Mathews — Executive Vice President

Michael J. Roland — Senior Vice President and Investment Advisor, Chief Compliance Officer

Carol Stern — Broker Dealer Chief Compliance Officer

David Pendergrass — Vice President, Treasurer

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker - Director, Chairman and Chief Executive Officer

Michael J. Gioffre - Chief Compliance Officer

Mark D. Weber - Director and Executive Vice President

Shaun P. Mathews - Director and Executive Vice President

Christine L. Hurtsellers - Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

APPENDIX C: FEES PAID TO AFFILIATES OF THE ADVISERS

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for the fiscal year ended December 31, 2012.

	Administrative Services Fees	Fees Paid to the Distributor	Affiliated Brokerage Commissions Paid
Portfolio	($)	($)	($)
ING American Century Small-Mid Cap Value Portfolio(1)
ING American Funds Asset Allocation Portfolio
ING American Funds Global Growth and Income Portfolio
ING American Funds International Growth and Income Portfolio
ING American Funds International Portfolio
ING American Funds World Allocation Portfolio
ING Baron Growth Portfolio(1)
ING BlackRock Health Sciences Opportunities Portfolio(2)
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio(2)
ING Bond Portfolio(3)
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis New York Venture Portfolio(1)
ING DFA Global Allocation Portfolio
ING DFA World Equity Portfolio
ING Fidelity® VIP Contrafund® Portfolio(1)
ING Fidelity® VIP Equity-Income Portfolio(1)
ING Fidelity® VIP Mid Cap Portfolio(1)
ING FMRSM Diversified Mid Cap Portfolio(2)
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio(2)
ING Franklin Templeton Founding Strategy Portfolio
ING GET U.S. Core Portfolio — Series 12
ING GET U.S. Core Portfolio — Series 13
ING GET U.S. Core Portfolio — Series 14
ING Global Bond Portfolio
ING Global Resources Portfolio(2)
ING Goldman Sachs Commodity Strategy Portfolio
ING Index Solution 2015 Portfolio(1)
ING Index Solution 2020 Portfolio(1)
ING Index Solution 2025 Portfolio(1)
ING Index Solution 2030 Portfolio(1)
ING Index Solution 2035 Portfolio(1)
ING Index Solution 2040 Portfolio(1)
ING Index Solution 2045 Portfolio(1)
ING Index Solution 2050 Portfolio(1)
ING Index Solution 2055 Portfolio(1)
ING Index Solution Income Portfolio(1)
ING International Value Portfolio
ING Invesco Van Kampen Comstock Portfolio(1)
ING Invesco Van Kampen Equity and Income Portfolio(1)
ING Invesco Van Kampen Growth and Income Portfolio(2)
ING JPMorgan Emerging Markets Equity Portfolio(2)
ING JPMorgan Mid Cap Value Portfolio(1)
ING JPMorgan Small Cap Core Equity Portfolio(2)
ING Large Cap Growth Portfolio
ING Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio(2)
ING Liquid Assets Portfolio(2)
ING Marsico Growth Portfolio(2)

	Administrative Services Fees	Fees Paid to the Distributor	Affiliated Brokerage Commissions Paid
Portfolio	($)	($)	($)
ING MFS Total Return Portfolio(2)
ING MFS Utilities Portfolio
ING MidCap Opportunities Portfolio
ING Morgan Stanley Global Franchise Portfolio(2)
ING Oppenheimer Global Portfolio(1)
ING PIMCO High Yield Portfolio(2)
ING PIMCO Total Return Bond Portfolio(2)
ING PIMCO Total Return Portfolio(1)
ING Pioneer Fund Portfolio(2)
ING Pioneer High Yield Portfolio
ING Pioneer Mid Cap Value Portfolio(2)
ING Retirement Conservative Portfolio
ING Retirement Growth Portfolio
ING Retirement Moderate Growth Portfolio
ING Retirement Moderate Portfolio
ING SmallCap Opportunities Portfolio
ING Solution 2015 Portfolio(1)
ING Solution 2020 Portfolio(1)
ING Solution 2025 Portfolio(1)
ING Solution 2030 Portfolio(1)
ING Solution 2035 Portfolio(1)
ING Solution 2040 Portfolio(1)
ING Solution 2045 Portfolio(1)
ING Solution 2050 Portfolio(1)
ING Solution 2055 Portfolio(1)
ING Solution Aggressive Growth Portfolio(1)
ING Solution Conservative Portfolio(1)
ING Solution Growth Portfolio(1)
ING Solution Income Portfolio(1)
ING Solution Moderate Portfolio(1)
ING T. Rowe Price Capital Appreciation Portfolio(2)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio(1)
ING T. Rowe Price Equity Income Portfolio(2)
ING T. Rowe Price Growth Equity Portfolio(1)
ING T. Rowe Price International Stock Portfolio
ING Templeton Foreign Equity Portfolio
ING Templeton Global Growth Portfolio(2)
ING U.S. Stock Index Portfolio(2)

(1)         Effective April 30, 2012, the Portfolio changed its fee structure from a “bundled” administration fee arrangement paying the Administrator a “bundled” administration fee for administrative services that covered many of the ordinary services needed for operation of the Portfolio to paying the Administrator an annual rate of 0.10% of each Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services. For the period from January 1, 2012 through April 29, 2012, the administration fees paid by the Portfolio to the Administrator are based upon the percentage of the Portfolio’s average daily net assets under the “bundled” administration fee arrangement.

(2)         The Portfolio’s adviser, Directed Services LLC, (“DSL”) has entered into an Amended and Restated Administrative Services Sub-Contract (“Sub-Contract”) with one of its affiliates, ING Funds Services, LLC (“Administrator”). Under the Sub-Contract, the Administrator assumes responsibility for providing non-advisory services required of DSL under the Investment Advisory Agreements on DSL’s behalf. Under the Sub-Contract, the Administrator is compensated by DSL a portion of the unified advisory fee for the services performed by the Administrator under the Sub-Contract.

(3)         Prior to July 20, 2012, ING Bond Portfolio (formerly, ING American Funds Bond Portfolio) operated as a “master-feeder” fund and the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. Effective July 20, 2012, the Portfolio began operating as a “traditional” mutual fund and the Portfolio began investing directly in securities under the day-to-day management of a sub-adviser.

APPENDIX D: FORM OF PROPOSED ADVISORY AGREEMENT

Agreement dated [Date], between [Trust/Company] (the “[Trust/Company]”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”).

WHEREAS, the [Trust/Company] is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the [Trust/Company] is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the [Trust/Company] may offer shares of additional series in the future;

WHEREAS, the [Trust/Company] desires to avail itself of the services of the Adviser for the provision of advisory and management services for the [Trust/Company]; and

WHEREAS, the Adviser is willing to render such services to the [Trust/Company].

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.              Appointment. The [Trust/Company] hereby appoints the Adviser, subject to the direction of the Board of [Directors/Trustees], for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the [Trust/Company] set forth on Schedule A hereto (individually and collectively referred to herein as “Series”). The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the [Trust/Company] establishes and designates additional series (other than the Series) with respect to which it desires to retain the Adviser to render advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the [Trust/Company] in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of [Directors/Trustees] of the Series, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The Series and Adviser understand and agree that the Adviser may manage each Series in a “Manager-of-Managers” style with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things and pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act: (i) continually evaluate the performance of any Sub-Advisers to the Series; and (ii) periodically make recommendations to the Series’ Board of [Directors/Trustees] regarding the results of its evaluation and monitoring functions. The Series recognizes that, subject to the approval of the Board of [Directors/Trustees] of the Series, a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for a Series, subject to an applicable SEC Order.

2.              Services of the Adviser.

With respect to the Funds listed on Schedules B-1, B-3 and B-4:

The Adviser represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of the [Trust/Company], the Adviser shall provide the following advisory, management, and other services with respect to the Series:

(a)         Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the [Trust/Company]’s [Trustees/Directors], and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s current registration statement, which management may be provided by others selected by the Adviser and approved by the Board as provided below or directly by the Adviser as provided in Section 3 of this Agreement;

(b)         Render to the Board of the [Trust/Company] such periodic and special reports as the Board may reasonably request[; and]

(c)          Make available its officers and employees to the Board and officers of the [Trust/Company] for consultation and discussions regarding the administration and management of the Series and services provided to the [Trust/Company] under this Agreement[.]

Also with respect to the Funds listed on Schedules B-3:

(d)         In the event that the Adviser wishes for a Series to invest all or substantially all of its assets in a single open-end investment company or a series thereof (“master fund”), to select and recommend for consideration and approval by the

Trust’s Board of Trustees the master fund and if appropriate, to analyze and recommend for consideration by the Trust’s Board of Trustees, redemption of a Series’ investment in a master fund;

With respect to the Funds listed on Schedule B-2:

In carrying out the terms of this Agreement, the Adviser shall do the following:

(a)         supervise all aspects of the operations of the Company;

(b)         select the securities to be purchased, sold or exchanged by the Series or otherwise represented in the Series’ investment portfolio, place trades for all such securities and regularly report thereon to the Board of [Directors/Trustees] of the Series;

(c)          formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board of [Directors/Trustees] of the Series;

(d)         obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

(e)          provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser’s performance of its duties hereunder;

(f)           obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Series’ securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement;

(g)          prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data or reports, as the Adviser from time to time, deems necessary or as are requested by the Board of [Directors/Trustees] of the Series; and

(h)         take any other actions which appear to the Adviser and the Board of [Directors/Trustees] of the Series necessary to carry into effect the purposes of this Agreement.

With respect to the Funds listed on Schedule B-5:

(a)         supervise and manage all aspects of the Series operations;

(b)         provide the Series or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Board of Trustees;

(c)          arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Series shareholders and reports to and filings with the SEC and state Blue Sky authorities;

(d)         provide the Series with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Series principal office;

(e)          provide the Board of Trustees on a regular basis with financial reports and analyses on the Series operations and the operations of comparable investment companies;

(f)           obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Series, and whether concerning the individual issuers whose securities are included in the Series or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in the Series;

(g)          determine what issuers and securities shall be represented in the Series respective portfolios and regularly report them to the Board of Trustees;

(h)         formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of [Directors/Trustees]; and

(i)             take, on behalf of the Series, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

With respect to the Funds listed on Schedule B-6:

Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Series and the composition of each Series’ portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Series’ investment objectives, policies and restrictions as stated in the Trust’s registration statement, as may be amended or supplemented from time to time (the “Registration Statement”) as filed with the SEC subject to the following understandings:

(a)         The Adviser shall provide supervision of each Series’ investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by each Series, and what portion of the assets will be invested or held uninvested as cash.

(b)         The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c)          The Adviser, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

(d)         (i)             The Adviser shall determine the securities to be purchased or sold by each Series and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing each Series with investment supervision, the Adviser will give primary consideration to securing the most favorable price and efficient execution. The Adviser may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Adviser may be a party. The Series recognize that the services and research related products provided by such brokers may be useful to the Adviser in connection with its services to other clients.

(ii)          When the Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Series and to such other clients.

(e)          The Adviser shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Trust. The Adviser shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

(f)           The Adviser shall provide the Trust’s custodian on each business day information relating to all transactions concerning each Series assets.

(g)          The investment management services of the Adviser to the Trust and to each Series under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. Services of Adviser with respect to Sub-Advisers. In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the [Trust/Company]’s Board of [Trustee/Director]s investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Adviser, engage (which engagement may also be by the [Trust/Company]) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Fund:

(a) Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(b) prepare and present periodic reports to the Board of [Trustee/Director]s regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of [Trustee/Director]s may reasonably request;

(c) review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of [Trustee/Director]s;

(d) review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of [Trustee/Director]s;

(e) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f) Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under each Sub-Adviser’s Sub-Advisory Agreement;

(g) assist the Board of [Trustee/Director]s and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h) Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i) If appropriate, analyze and recommend for consideration by the [Trust/Company]’s Board of [Trustee/Director]s termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(j) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of [Trustee/Director]s a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k) designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l) perform such other review and reporting functions as the Board of [Trustee/Director]s shall reasonably request consistent with this Agreement and applicable law.

4.              Investment Management Authority. In the event the Adviser wishes to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the [Trust/Company]’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement filed with the SEC, as amended. Furthermore:

(a)         The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the [Trust/Company] or counsel to the Adviser.

(b)         The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board, and the provisions of the Registration Statement of the [Trust/Company] under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the [Trust/Company]’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company] and to such other clients.

(d)         In connection with the purchase and sale of securities of the Series, the Adviser will arrange for the transmission to the custodian for the [Trust/Company] on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian.

(e)          The Adviser will assist the custodian or portfolio accounting agent for the [Trust/Company] in determining, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] and any applicable procedures adopted by the [Trust/Company]’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Adviser.

(f)           The Adviser will make available to the [Trust/Company], promptly upon request, any of the Series’ or the Advisers’ investment records and ledgers as are necessary to assist the [Trust/Company] to comply with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(g)          The Adviser will regularly report to the [Trust/Company]’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the [Trust/Company]’s Board with respect to the Series such periodic and special reports as the [Trustees/Directors] may reasonably request.

(h)         In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the [Trust/Company]. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board of the [Trust/Company] indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.              Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the [Trust/Company] and with the instructions and directions of the Board of the [Trust/Company] and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

6.              Exclusivity. The services of the Adviser to the [Trust/Company] under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.              Documents. The [Trust/Company] has delivered properly certified or authenticated copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

(a)         certified resolution of the Board of the [Trust/Company] authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)         the Registration Statement as filed with the SEC and any amendments thereto; and

(c)          exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

8.              Records. The [Trust/Company] agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the [Trust/Company] with respect to the Series by the 1940 Act. The Adviser further agrees that all records of the Series are the property of the [Trust/Company] and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

9.              Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the [Trust/Company] under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Adviser further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the [Trustees/Directors] of the [Trust/Company] who are employees of the Adviser or its affiliates, and office rent of the [Trust/Company]. The [Trust/Company] shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the [Trust/Company]’s net asset value; taxes, if any, and the preparation of the [Trust/Company]’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares;

expenses of registering and qualifying shares of the [Trust/Company] under federal and state laws and regulations (including the salary of employees of the Adviser engaged in the registering and qualifying of shares of the [Trust/Company] under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the [Trust/Company]’s portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of [Trustees/Directors] of the [Trust/Company] who are not employees of the Adviser or any Sub-Adviser, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the [Trust/Company], as set forth herein, the [Trust/Company] shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the [Trust/Company] is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the [Trust/Company] only to the extent of its costs for such services.

10.       Compensation. For the services provided by the Adviser to each Series pursuant to this Agreement, the [Trust/Company] will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Adviser for the salary of its employees for performing services which are an obligation of the [Trust/Company] as provided in Section 9. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Adviser and the [Trust/Company].

11.       Liability of the Adviser.

With respect to the Funds listed on Schedule B-1:

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Trust.

With respect to the Funds listed on Schedule B-2:

The Adviser shall be liable to the Company and shall indemnify the Company for any losses incurred by the Company, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

With respect to the Funds listed on Schedule B-3:

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement.

With respect to the Funds listed on Schedule B-4:

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its members, officers, directors, employees, or agents shall be subject to, and the [Trust/Company] will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its members, officers, directors, employees, or agents shall be subject to, [and the [Trust/Company] will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. No trustee, officer, employee, or agent of the [Trust/Company] shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the [Trust/Company] or its shareholders, in connection with [Trust/Company] property or the affairs of the [Trust/Company], save only that arising from his or her bad faith, will misfeasance, negligence or reckless disregard of his or her duty to such person; and all persons shall look solely to the [Trust/Company] property for satisfaction of claims of any nature against a [trustee/director], officer, employee or agent of the Trust arising in connection with the affairs of the [Trust/Company]. Moreover, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the [Trust/Company]

With respect to the Funds listed on Schedule B-5:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, trustees or employees, the Adviser shall not be subject to liability to the Trust or to the Series or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of Adviser, the Trust hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits, and proceedings at law or in equity whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Series or otherwise) by the Trust, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

With respect to the Funds listed on Schedule B-6:

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust and/or a Series in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

12.       Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through Through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of [Trustees/Directors] of the [Fund/Portfolio], or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustees/Directors] of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of: (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of [Trustees/Directors], including a majority of those [Trustees/Directors] who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board of [Trustees/Directors] of the Series, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustees/Directors] of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the [Trust/Company] at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the [Trust/Company] or by a vote of a majority of the outstanding voting shares of the [Trust/Company], or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the [Trust/Company]. This Agreement will automatically and immediately terminate in the event of its “assignment” as described in the 1940 Act.

13.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the [Trust/Company]. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

14.       Use of Name. It is understood that the name “[Adviser]” or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the [Trust/Company] and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such [Trust/Company] and/or Series. Upon termination of this Agreement, the [Trust/Company] (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the [Trust/Company], shall promptly amend its [Charter] to change its name (if such name is included therein).

15.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.       Applicable Law.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

(b)         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

SCHEDULE B

Applicable Portfolios

B-1

ING American Funds World Allocation Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING Clarion Real Estate Portfolio

ING DFA Global Allocation Portfolio

ING DFA World Equity Portfolio

ING Franklin Income Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING MFS Utilities Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING T. Rowe Price International Stock Portfolio

B-2

ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis New York Venture Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Global Bond Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Invesco Van Kampen Comstock Portfolio

ING Invesco Van Kampen Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth and Equity Portfolio

ING Templeton Foreign Equity Portfolio

B-3	ING American Funds Asset Allocation Portfolio ING American Funds Global Growth and Income Portfolio ING American Funds International Growth and Income Portfolio	ING American Funds International Portfolio ING Bond Portfolio
B-4	ING Clarion Global Real Estate Portfolio ING Goldman Sachs Commodity Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
B-5	ING GET U.S. Core Portfolio — Series 11 ING GET U.S. Core Portfolio — Series 12	ING GET U.S. Core Portfolio — Series 13 ING GET U.S. Core Portfolio — Series 14
B-6	ING International Value Portfolio ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio

APPENDIX E: ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Advisory Agreement was last approved by shareholders, the advisory fee schedule, any contractual limits on expenses that the Advisers have entered into with respect to the Portfolios, and the amount of the advisory fees paid to the Advisers for the fiscal year ended December 31, 2012.

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING American Century Small-Mid Cap Value Portfolio(1),(2)	11/08/04	1.00%	Class ADV: 1.52 Class I: 1.02 Class S: 1.27 Class S2: 1.42
ING American Funds Asset Allocation Portfolio	04/21/08

If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:

0.5000% on the first $600 million;

0.4200% on next $600 million;

0.3600% on next $800 million;

0.3200% on next $1 billion;

0.2800% on next $2 billion;

0.2600% on next $3 billion; and

0.2500% in excess of $8 billion.

0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

			N/A
ING American Funds Global Growth and Income Portfolio(3)	12/14/10	If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company: 0.69% on the first $600 million; 0.59% on the next $600 million; 0.53% on the next $800 million; 0.50% on the next $1 billion; and 0.48% in excess of $3 billion. 0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.	0.85
ING American Funds International Growth and Income Portfolio(3)	12/14/10	If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company: 0.69% on the first $500 million; 0.59% on the next $500 million; and 0.53% in excess of $1 billion. 0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.	0.85

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING American Funds International Portfolio	08/29/03

If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:

0.69% on the first $500 million;

0.59% in excess of $500 million but not exceeding $1.0 billion;

0.53% in excess of $1.0 billion but not exceeding $1.5 billion;

0.50% in excess of $1.5 billion but not exceeding $2.5 billion;

0.48% in excess of $2.5 billion but not exceeding $4.0 billion;

0.47% in excess of $4.0 billion but not exceeding $6.5 billion;

0.46% in excess of $6.5 billion but not exceeding $10.5 billion; and

0.45% in excess of $10.5 billion.

0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

N/A
ING American Funds World Allocation Portfolio(4)	09/26/08	0.10%	1.21
ING Baron Growth Portfolio(1)	11/14/00	0.85% on the first $2 billion; and 0.80% in excess of $2 billion.	Class ADV: 1.59 Class I: 1.09 Class S: 1.34 Class S2: 1.49
ING BlackRock Health Sciences Opportunities Portfolio	04/30/04	0.750% on the first $500 million; and 0.700% in excess of $500 million.	N/A
ING BlackRock Inflation Protected Bond Portfolio(1)	04/30/07	0.450% on first $200 million; 0.400% on next $800 million; and 0.300% in excess of $1 billion.	Class ADV: 1.23 Class I: 0.63 Class S: 0.88
ING BlackRock Large Cap Growth Portfolio	07/10/02	0.800% on the first $500 million; 0.750% on next $250 million; 0.700% on next $500 million; 0.650% on next $750 million; and 0.600% in excess of $2 billion.	N/A
ING Bond Portfolio(5),(6)	11/11/07	If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.48% on the first $600 million; 0.44% on the next $400 million; 0.40% on the next $1 billion; 0.38% on the next $1 billion; and 0.36% in excess of $3 billion. 0.00% if the Portfolio invests all or substantially all of its assets in another investment company.	0.99%
ING Clarion Global Real Estate Portfolio(1),(2)	01/03/06	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million.	Class ADV: 1.50 Class I: 0.90 Class S: 1.15 Class S2: 1.30
ING Clarion Real Estate Portfolio(2),(6)	06/14/11	0.75% on the first $200 million; 0.70% on the next $550 million; and 0.65% in excess of $750 million.	Class ADV: 1.25 Class I: 0.65 Class S: 0.90 Class S2: 1.05

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING Columbia Small Cap Value II Portfolio(1),(2)	04/28/06	0.75%	Class ADV: 1.65 Class I: 1.15 Class S:1.40 Class S2: 1.55
ING Davis New York Venture Portfolio(2),(7)	12/07/01	0.80%	Class ADV: 1.25 Class I: 0.75 Class S: 1.00 Class S2: 1.15
ING DFA Global Allocation Portfolio(1)	04/19/12	0.25%	Class ADV: 1.05 Class I: 0.45 Class S: 0.70
ING DFA World Equity Portfolio(8)	08/20/07	0.25%	Class ADV: 1.21 Class I: 0.61 Class S: 0.86
ING Fidelity® VIP Contrafund® Portfolio(3)	11/15/04

If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.58%

If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Class ADV: 0.55 Class S: 0.30 Class S2: 0.45
ING Fidelity® VIP Equity-Income Portfolio(3)	11/15/04

If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.48%

If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Class ADV: 0.55 Class S: 0.30 Class S2: 0.45
ING Fidelity® VIP Mid Cap Portfolio(3)	11/15/04

If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.58%

If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Class ADV: 0.55 Class S: 0.30 Class S2: 0.45
ING FMRSM Diversified Mid Cap Portfolio	07/10/02	0.650% on the first $800 million; 0.600% on the next $700 million; and 0.580% in excess of $1.5 billion.	N/A
ING Franklin Income Portfolio(1)	04/28/06	0.65% on the first $500 million; and 0.60% in excess of $500 million.	Class ADV: 1.39 Class I: 0.79 Class S: 1.04 Class S2: 1.19
ING Franklin Mutual Shares Portfolio	04/30/07	0.780% on first $4 billion; 0.750% on next $1 billion; 0.730% on next $1 billion; 0.710% on next $1 billion; and 0.690% in excess of $7 billion.	N/A
ING Franklin Templeton Founding Strategy Portfolio(9)	04/30/07	N/A	Class ADV: 1.50 Class I: 0.90 Class S: 1.15
ING GET U.S. Core Portfolio — Series 12(1)	03/02/06	Offering Period: 0.25% Guarantee Period: 0.60%	Offering Period: 0.65 Guarantee Period: 1.00
ING GET U.S. Core Portfolio — Series 13(1)	06/22/06	Offering Period: 0.25% Guarantee Period: 0.60%	Offering Period: 0.65 Guarantee Period: 1.00
ING GET U.S. Core Portfolio — Series 14(1)	12/21/06	Offering Period: 0.25% Guarantee Period: 0.60%	Offering Period: 0.65 Guarantee Period: 1.00

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING Global Bond Portfolio(1),(2),(10)	11/08/04	0.50% on the first $4 billion; 0.475% on the next $1 billion; 0.45% on the next $1 billion; and 0.43% on assets in excess of $6 billion.	Class ADV: 1.04 Class I: 0.54 Class S: 0.79
ING Global Resources Portfolio(11)	07/10/02	0.750% on the first $750 million; 0.700% on the next $1.25 billion; 0.650% on the next $1.5 billion; and 0.600% on assets in excess of $3.5 billion.	N/A
ING Goldman Sachs Commodity Strategy Portfolio(12)	04/28/08	0.70% on the first $1 billion; and 0.65% on assets in excess of $1 billion.	Class ADV: 1.55 Class I: 0.95 Class S: 1.20
ING Index Solution 2015 Portfolio(1)	03/07/08	0.10%	Class ADV: 0.62 Class I: 0.12 Class S: 0.37 Class S2: 0.52 Class T: 0.82
ING Index Solution 2020 Portfolio(1)	09/28/11
ING Index Solution 2025 Portfolio(1)	03/07/08
ING Index Solution 2030 Portfolio(1)	09/28/11
ING Index Solution 2035 Portfolio(1)	03/07/08
ING Index Solution 2040 Portfolio(1)	09/28/11
ING Index Solution 2045 Portfolio(1)	03/07/08
ING Index Solution 2050 Portfolio(1)	09/28/11
ING Index Solution 2055 Portfolio(1)	12/07/09
ING Index Solution Income Portfolio(1)	03/07/08
ING International Value Portfolio(1)	07/22/03	0.80% on the first $250 million; 0.75% on the next $500 million; and 0.70% in excess of $750 million.	Class ADV: 1.50 Class I: 1.00 Class S: 1.20 Class S2: 1.40
ING Invesco Van Kampen Comstock Portfolio(1),(2)	11/14/00	0.60%	Class ADV: 1.31 Class I: 0.81 Class S: 1.06 Class S2: 1.21
ING Invesco Van Kampen Equity and Income Portfolio(1)	11/14/00	0.55%	Class ADV: 1.15 Class I: 0.65 Class S: 0.90 Class S2: 1.05
ING Invesco Van Kampen Growth and Income Portfolio(11)	07/10/02	0.750% on the first $750 million; 0.700% on the next $1.25 billion; 0.650% on the next $1.5 billion; and 0.600% in excess of $3.5 billion.	N/A
ING JPMorgan Emerging Markets Equity Portfolio	07/10/02	1.250%	N/A
ING JPMorgan Mid Cap Value Portfolio(1)	11/14/00	0.75%	Class ADV: 1.50 Class I: 1.00 Class S: 1.25 Class S2: 1.40
ING JPMorgan Small Cap Core Equity Portfolio	07/10/02	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; and 0.750% in excess of $750 million.	N/A

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING Large Cap Growth Portfolio(6)	11/02/10	0.55%	Class ADV: 1.20 Class I: 0.60 Class S: 0.85 Class S2: 1.00
ING Large Cap Value Portfolio(1)	05/11/07	0.65% on the first $500 million; and 0.60% in excess of $500 million.	Class ADV: 1.29 Class I: 0.69 Class S: 0.94 Class S2: 1.09
ING Limited Maturity Bond Portfolio(13)	07/10/02	0.350% on the first $200 million; 0.300% on the next $300 million; and 0.250% in excess of $500 million.	N/A
ING Liquid Assets Portfolio(13),(14)	07/10/02	0.350% on the first $200 million; 0.300% on the next $300 million; and 0.250% in excess of $500 million.	Other(14)
ING Marsico Growth Portfolio	07/10/02	0.850% on the first $250 million; 0.800% on the next $400 million; 0.750% on the next $450 million; and 0.700% in excess of $1.1 billion.	N/A
ING MFS Total Return Portfolio	07/10/02	0.750% on the first $250 million; 0.700% on the next $400 million; 0.650% on the next $450 million; and 0.600% in excess of $1.1 billion.	N/A
ING MFS Utilities Portfolio(15)	04/28/05

0.600% on the first $1 billion;

0.550% on the next $500 million;

0.500% on the next $1 billion;

0.470% on the next $1 billion;

0.450% on the next $1 billion;

0.440% on the next $1 billion; and

0.430% thereafter.

Class ADV: 1.45 Class I: 0.85 Class S: 1.10 Class S2: 1.25
ING MidCap Opportunities Portfolio(16)	05/04/00	0.75% on the first $250 million; 0.70% on the next $400 million; 0.65% on the next $450 million; and 0.60% in excess of $1.1 billion.	Class ADV: 1.35 Class I: 0.85 Class S: 1.10 Class S2: 1.25
ING Morgan Stanley Global Franchise Portfolio	07/10/02	1.000% on the first $250 million; 0.900% on the next $250 million; and 0.750% in excess of $500 million.	N/A
ING Oppenheimer Global Portfolio(1)	11/14/00	0.60% on the first $4 billion; 0.58% on the next $4 billion; and 0.56% in excess of $8 billion.	Class ADV: 1.30 Class I: 0.80 Class S: 1.05 Class S2: 1.20
ING PIMCO High Yield Portfolio	04/30/04	0.490%	N/A
ING PIMCO Total Return Bond Portfolio	07/10/12	0.750% on first $100 million; 0.650% on next $100 million; and 0.550% in excess of $200 million.	N/A
ING PIMCO Total Return Portfolio(1),(17)	11/14/00	0.44%	Class ADV: 1.08 Class I: 0.58 Class S: 0.83 Class S2: 0.98
ING Pioneer Fund Portfolio	01/03/06	0.725% on the first $500 million; 0.675% on the next $500 million; and 0.625% in excess of $1billion.	N/A
ING Pioneer High Yield Portfolio(1)	01/03/06	0.60% on the first $2 billion; 0.50% on the next $1 billion; 0.40% on the next $1 billion; and 0.30% in excess of $4 billion.	Class I: 0.71 Class S: 0.96 Class S2: 1.15

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING Pioneer Mid Cap Value Portfolio(1),(2)	04/29/05	0.640%	Class ADV: 1.25 Class I: 0.65 Class S: 0.90 Class S2: 1.05
ING Retirement Conservative Portfolio(18)	08/13/09	Affiliated Underlying Funds: 0.14%; and Unaffiliated Underlying Funds and/or Direct Investments(19): 0.24%	Class ADV: 1.02 Class I: 0.77
ING Retirement Growth Portfolio(18)	08/13/09	Affiliated Underlying Funds: 0.14%; and Unaffiliated Underlying Funds and/or Direct Investments(19): 0.24%	Class ADV: 1.13 Class I: 0.88
ING Retirement Moderate Growth Portfolio(18)	08/13/09	Affiliated Underlying Funds: 0.14%; and Unaffiliated Underlying Funds and/or Direct Investments(19): 0.24%	Class ADV: 1.09 Class I: 0.84
ING Retirement Moderate Portfolio(18)	08/13/09	Affiliated Underlying Funds: 0.14%; and Unaffiliated Underlying Funds and/or Direct Investments(19): 0.24%	Class ADV: 1.04 Class I: 0.79
ING SmallCap Opportunities Portfolio	05/06/94	0.75% on the first $250 million; 0.70% on the next $250 million; 0.65% on the next $250 million; 0.60% on the next $250 million; and 0.55% in excess of $1 billion.	Class ADV: 1.42 Class I: 0.92 Class S: 1.17 Class S2: 1.32
ING Solution 2015 Portfolio(1)	04/29/05	0.10%	Class ADV: 0.62 Class I: 0.12 Class S: 0.37 Class S2: 0.52 Class T: 0.82
ING Solution 2020 Portfolio(1)	09/28/11
ING Solution 2025 Portfolio(1)	04/29/05
ING Solution 2030 Portfolio(1)	09/28/11
ING Solution 2035 Portfolio(1)	04/29/05
ING Solution 2040 Portfolio(1)	09/28/11
ING Solution 2045 Portfolio(1)	04/29/05
ING Solution 2050 Portfolio(1)	09/28/11
ING Solution 2055 Portfolio(1)	12/7/09
ING Solution Aggressive Growth Portfolio(1)	04/19/10
ING Solution Conservative Portfolio(1)	04/19/10
ING Solution Growth Portfolio(1)	06/29/07
ING Solution Income Portfolio(1)	03/07/08
ING Solution Moderate Portfolio(1)	06/29/07
ING T. Rowe Price Capital Appreciation Portfolio(11)	07/10/02	0.750% on the first $750 million; 0.700% on the next $1.25 billion; 0.650% on the next $1.5 billion; and 0.600% in excess of $3.5 billion.	N/A
ING T. Rowe Price Diversified Mid Cap Growth Portfolio(1)	11/14/00	0.64%	Class ADV: 1.25 Class I: 0.75 Class S: 1.00 Class S2: 1.15

Portfolio	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING T. Rowe Price Equity Income Portfolio(2),(11)	11/14/00	0.750% on the first $750 million; 0.700% on the next $1.25 billion; 0.650% on the next $1.5 billion; and 0.600% in excess of $3.5 billion.	N/A
ING T. Rowe Price Growth Equity Portfolio(1),(2)	07/10/02	0.60%	Class ADV: 1.25 Class I: 0.75 Class S: 1.00 Class S2: 1.15
ING T. Rowe Price International Stock Portfolio	04/29/02	0.540% on the first $4 billion; and 0.530% in excess of $4 billion.	Class ADV: 1.40 Class I: 0.80 Class S: 1.05
ING Templeton Foreign Equity Portfolio(20)	06/03/06	0.80% on the first $500 million; and 0.75% in excess of $500 million.	Class ADV: 1.48 Class I: 0.98 Class S: 1.23 Class S2: 1.38
ING Templeton Global Growth Portfolio	07/10/02	0.960% on the first $250 million; 0.860% on the next $250 million; and 0.760% in excess of $500 million.	N/A
ING U.S. Stock Index Portfolio	04/30/04	0.260%	N/A

(1)

The adviser is contractually obligated to limit expenses at the above stated rate(s), through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(2)

Pursuant to separate waiver agreements, the Portfolio’s Adviser has agreed to lower the advisory fee for ING American Century Small-Mid Cap Value Portfolio, ING Clarion Global Real Estate Portfolio, ING Clarion Real Estate Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING Global Bond Portfolio, ING Invesco Van Kampen Comstock Portfolio, ING Large Cap Value Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Equity Income Portfolio and ING T. Rowe Price Growth Equity Portfolio so that advisory fees payable to an Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2012 through May 1, 2014. For ING T. Rowe Price Equity Income Portfolio and ING T. Rowe Price Growth Equity Portfolio, the waiver will be for the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee reductions with respect to ING T. Rowe Price Equity Income Portfolio and ING T. Rowe Price Growth Equity Portfolio pro rata based on each of these Portfolio’s contribution to the amount saved from the period from May 1, 2012 to May 1, 2014. There is no guarantee that these waivers will continue after these dates. These agreements will only renew if the Portfolio’s Adviser elects to renew them. Based upon net assets as of December 31, 2012, the management fee waivers would be ([ ])%, ([ ])%, ([ ])%, ([ ])%, ([ ])%, ([ ])%, ([ ])%, ([ ])%, ([ ])%, and ([ ])% for ING American Century Small-Mid Cap Value Portfolio, ING Clarion Global Real Estate Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING Global Bond Portfolio, ING Invesco Van Kampen Comstock Portfolio, ING Large Cap Value Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Equity Income Portfolio and ING T. Rowe Price Growth Equity Portfolio, respectively. For ING Clarion Real Estate Portfolio, based upon net assets as of January 31, 2012, the management fee waiver would be ([ ])%.

(3)

The adviser is contractually obligated to limit expenses at the above stated rate(s), through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(4)

The adviser is contractually obligated to limit expenses to 0.79% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the then current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. Additionally, the adviser is contractually obligated to further limit expenses to 1.21% through May 1, 2014; this obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2014. This obligation will continue only if the adviser elects to renew it and is not eligible for recoupment.

(5)

Prior to July 20, 2012, ING Bond Portfolio (formerly, ING American Funds Bond Portfolio) operated as a “master-feeder” fund and the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. Effective July 20, 2012, the Portfolio began operating as a “traditional” mutual fund and the Portfolio began investing directly in securities under the day-to-day management of a sub-adviser.

(6)

The adviser is contractually obligated to limit expenses at the above stated rate(s), through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(7)

The adviser is contractually obligated to limit expenses to the above stated rate(s) through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2014. The obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment.

(8)

The adviser is contractually obligated to limit expenses to 1.05%, 0.45%, and 0.70% for the Portfolio’s Class ADV, Class I, and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.21%, 0.61%, and 0.86% for the Portfolio’s Class ADV, Class I, and Class S shares, respectively, including the Portfolio’s Acquired Fund Fees and Expenses, through May 1, 2014. There is no guarantee the additional expense limitation will continue after May 1, 2014. The additional expense limitation will only renew if the adviser elects to renew it. Any fees waived or expenses reimbursed under the additional expense limitation are not subject to recoupment by the adviser.

(9)

The adviser is contractually obligated to limit expenses at the above stated rate(s), through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(10)

The adviser is contractually obligated to waive a portion of the advisory fee for ING Global Bond Portfolio such that the net management fee will be equal to 0.40% through May 1, 2014. There is no guarantee that the management fee waiver will continue after that date. The management fee waiver will continue only if the adviser elects to renew it.

(11)

The assets of ING Clarion Real Estate Portfolio, ING Global Resources Portfolio, ING Invesco Van Kampen Growth and Income Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, and ING T. Rowe Price Equity Income Portfolio will be aggregated in calculating the advisory fee at the above stated rate.

(12)

The adviser is contractually obligated to limit expenses to the above stated rates through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (except the 0.10% administrative fee payable to the administrator for services to ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd. (the “Cayman Subsidiary”)). The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. Additionally, pursuant to a waiver agreement the Portfolio’s adviser has agreed to waive the advisory fee payable by the Portfolio in an amount equal to the advisory fee payable by the Cayman Subsidiary pursuant to a separate management agreement between the adviser and the Cayman Subsidiary. This waiver will remain in effect for as long as the separate management and administrative services agreements for the Cayman Subsidiary remain in place.

(13)	The assets of ING Limited Maturity Bond Portfolio and ING Liquid Assets Portfolio will be aggregated in calculating the advisory fee at the above stated rate.

(14)

The adviser and the distributor are contractually obligated to waive a portion of their advisory fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of ING Liquid Assets Portfolio in maintaining a net yield of not less than zero through May 1, 2014.

(15)

The adviser is contractually obligated to limit expenses at the above stated rate(s), through May 2, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(16)

The adviser is contractually obligated to limit expenses to 1.40%, 0.90%, 1.10%, and 1.30% for Class ADV shares, Class I shares, Class S shares, and Class S2 shares, respectively, through May 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.35%, 0.85%, 1.10%, and 1.25%, for Class ADV shares, Class I shares, Class S shares, and Class S2 shares, respectively, through May 2, 2014. There is no guarantee this obligation will continue after May 2, 2014 and the obligation will continue only if the adviser elects to renew it. Any fees waived pursuant to this obligation shall be eligible for recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(17)

Effective April 30, 2012, the advisory fee for ING PIMCO Total Return Portfolio is computed daily and payable monthly, at an annual rate of 0.44% of the Portfolio’s assets. Prior to April 30, 2012, the advisory fee was computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio’s assets.

(18)

The adviser is contractually obligated to limit expenses at the above stated rate(s) through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(19)

“Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act. “Affiliated Underlying Funds” shall mean open-end investment companies registered under the 1940 Act which are ‘affiliated’ with the Portfolios as such term is defined in Section 2(a)(3) of the 1940 Act. “Unaffiliated Underlying Funds” shall mean open-end investment companies registered under the 1940 Act which are not ‘affiliated’ with the Portfolios as such term is defined in Section 2(a)(3) of the 1940 Act.

(20)

ING Templeton Foreign Equity Portfolio invests in Templeton Institutional Funds-Foreign Smaller Companies Series (the “Underlying Funds”). The Adviser will waive its fees with respect to the Portfolio’s assets invested in the Underlying Funds. The waiver will be equal to the advisory fee received by Templeton from the Underlying Funds attributable to Templeton’s management of the Portfolio assets that are invested in the Underlying Funds.

APPENDIX F: COMPENSATION PAID TO THE ADVISERS BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to ING Investments or DSL and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING American Funds International Portfolio	0.49%	1,013,278,747
ING American Funds World Allocation Portfolio	0.10%	186,555,737
ING Baron Growth Portfolio	0.85%	735,421,654
ING BlackRock Health Sciences Opportunities Portfolio	0.75%	206,144,771
ING BlackRock Inflation Protected Bond Portfolio	0.42%	989,014,027
ING BlackRock Large Cap Growth Portfolio	0.80%	324,483,560
ING BlackRock Science and Technology Opportunities Portfolio	0.95%	322,115,645
ING Columbia Small Cap Value II Portfolio	0.75%	161,213,109
ING Corporate Leaders 100 Fund	0.40%	10,933,890
ING Davis New York Venture Portfolio	0.80%	390,035,931
ING DFA World Equity Portfolio	0.25%	161,667,253
ING Diversified International Fund	0.00%	127,363,072
ING Emerging Markets Equity Fund	1.00%	91,659,812
ING Fidelity® VIP Contrafund® Portfolio	0.56%	317,201,183
ING Fidelity® VIP Mid Cap Portfolio	0.56%	51,028,499
ING FMRSM Diversified Mid Cap Portfolio	0.63%	1,093,848,216
ING Global Natural Resources Fund	0.85%	113,060,338
ING Global Opportunities Fund	0.90%	66,130,188
ING Global Resources Portfolio	0.64%	904,746,753
ING Global Target Payment Fund	0.08%	81,593,802
ING Growth Opportunities Fund	0.75%	78,252,231
ING International Core Fund	0.75%	354,694,943
ING International Growth Fund	0.75%	153,207,303
ING International SmallCap Fund	1.00%	308,099,617
ING International Value Choice Fund	1.00%	29,935,422
ING International Value Equity Fund	0.88%	640,267,086
ING International Value Fund	1.00%	726,771,787
ING International Value Portfolio	0.81%	145,063,786
ING JPMorgan Emerging Markets Equity Portfolio	1.25%	855,827,619
ING JPMorgan Mid Cap Value Portfolio	0.75%	334,591,930
ING JPMorgan Small Cap Core Equity Portfolio	0.88%	393,505,827
ING Large Cap Growth Fund	0.70%	36,101,902
ING Large Cap Growth Portfolio	0.55%	1,050,338,501
ING Marsico Growth Portfolio	0.81%	636,035,778
ING Mid Cap Value Fund	0.46%	221,475,491
ING MidCap Opportunities Fund	0.75%	751,108,601
ING MidCap Opportunities Portfolio	0.70%	907,247,926
ING Morgan Stanley Global Franchise Portfolio	0.96%	407,835,394
ING Oppenheimer Global Portfolio	0.60%	1,472,587,064
ING Pioneer Mid Cap Value Portfolio	0.64%	647,615,056
ING Russia Fund	1.25%	328,558,548
ING Small Company Fund	0.83%	344,448,542
ING Small Company Portfolio	0.75%	599,296,728
ING SmallCap Opportunities Fund	0.90%	176,082,950
ING SmallCap Opportunities Portfolio	0.75%	188,468,403
ING SMID Cap Equity Fund	0.45%	113,924,250
ING Solution Aggressive Growth Portfolio	0.10%	14,568,927
ING Solution Growth Portfolio	0.10%	27,249,878
ING Strategic Allocation Growth Portfolio	0.08%	139,145,580

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%	705,497,560
ING T. Rowe Price International Stock Portfolio	0.54%	213,155,783
ING Templeton Foreign Equity Portfolio	0.79%	519,566,774
ING Templeton Global Growth Portfolio	0.89%	500,728,447

Income

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Fidelity® VIP Equity-Income Portfolio	0.46%	18,161,810
ING Floating Rate Fund	0.55%	258,532,246
ING Global Advantage and Premium Opportunity Fund	0.75%	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund	1.00%	976,610,401
ING GNMA Income Fund	0.47%	982,358,538
ING Liquid Assets Portfolio	0.27%	1,413,321,418
ING Senior Income Fund	0.80%	768,394,035

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING American Century Small-Mid Cap Value Portfolio	1.00%	201,496,542
ING American Funds Asset Allocation Portfolio	0.30%	351,272,764
ING American Funds Global Growth and Income Portfolio	0.59%	7,135,786
ING American Funds International Growth and Income Portfolio	0.69%	4,641,101
ING Asia Pacific High Dividend Equity Income Fund	1.15%	207,418,552
ING Australia Index Portfolio	0.60%	189,741,339
ING Balanced Portfolio	0.50%	530,900,543
ING Bond Portfolio	0.36%	480,096,504
ING Capital Allocation Fund	0.08%	190,262,450
ING Clarion Global Real Estate Portfolio	0.79%	377,096,249
ING Clarion Real Estate Portfolio	0.68%	569,208,374
ING Core Equity Research Fund	0.68%	364,942,265
ING DFA Global Allocation Portfolio	0.25%	10,293,150
ING Emerging Markets Equity Dividend Fund	1.15%	33,913,988
ING Emerging Markets High Dividend Equity Fund	1.15%	319,564,644
ING Emerging Markets Index Portfolio	0.55%	62,115,336
ING Euro STOXX 50® Index Portfolio	0.60%	675,924,345
ING Franklin Income Portfolio	0.63%	781,406,905
ING Franklin Mutual Shares Portfolio	0.78%	448,943,568
ING Franklin Templeton Founding Strategy Portfolio	0.00%	766,436,352
ING FTSE 100 Index® Portfolio	0.60%	537,592,960
ING GET U.S. Core Portfolio - Series 10	0.60%	6,088,417
ING GET U.S. Core Portfolio - Series 11	0.60%	8,139,679
ING GET U.S. Core Portfolio - Series 12	0.60%	11,479,317
ING GET U.S. Core Portfolio - Series 13	0.60%	19,832,443
ING GET U.S. Core Portfolio - Series 14	0.60%	44,026,299
ING Global Bond Fund	0.40%	616,357,851
ING Global Bond Portfolio	0.50%	428,818,833
ING Global Equity Dividend Fund	0.70%	80,012,511
ING Global Real Estate Fund	0.71%	3,436,556,103
ING Goldman Sachs Commodity Strategy Portfolio	0.70%	111,416,208
ING Growth and Income Portfolio	0.50%	3,892,174,140
ING Hang Seng Index Portfolio	0.60%	142,400,911

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING High Yield Bond Fund	0.51%	151,245,351
ING Index Plus International Equity Fund	0.55%	96,029,042
ING Index Plus LargeCap Portfolio	0.35%	677,592,252
ING Index Plus MidCap Portfolio	0.40%	600,408,693
ING Index Plus SmallCap Portfolio	0.40%	276,356,135
ING Index Solution 2015 Portfolio	0.10%	194,297,446
ING Index Solution 2020 Portfolio	0.10%	16,196
ING Index Solution 2025 Portfolio	0.10%	245,837,452
ING Index Solution 2030 Portfolio	0.10%	16,558
ING Index Solution 2035 Portfolio	0.10%	182,052,708
ING Index Solution 2040 Portfolio	0.10%	16,825
ING Index Solution 2045 Portfolio	0.10%	107,420,428
ING Index Solution 2050 Portfolio	0.10%	16,834
ING Index Solution 2055 Portfolio	0.10%	10,382,911
ING Index Solution Income Portfolio	0.10%	177,111,706
ING Infrastructure, Industrials and Materials Fund	1.00%	394,265,188
ING Intermediate Bond Fund	0.17%	821,504,790
ING Intermediate Bond Portfolio	0.40%	2,471,645,349
ING International High Dividend Equity Income Fund	1.00%	82,211,430
ING International Index Portfolio	0.38%	329,390,953
ING International Real Estate Fund	0.93%	474,659,100
ING Invesco Van Kampen Comstock Portfolio	0.60%	295,320,676
ING Invesco Van Kampen Equity and Income Portfolio	0.55%	759,503,821
ING Invesco Van Kampen Growth and Income Portfolio	0.64%	538,372,057
ING Investment Grade Credit Fund	0.00%	10,978,370
ING Japan TOPIX Index® Portfolio	0.60%	434,045,213
ING Large Cap Value Fund	0.65%	228,542,508
ING Large Cap Value Portfolio	0.65%	317,564,196
ING Limited Maturity Bond Portfolio	0.27%	212,663,524
ING MFS Total Return Portfolio	0.70%	875,514,359
ING MFS Utilities Portfolio	0.60%	581,945,745
ING Oppenheimer Active Allocation Portfolio	0.25%	52,214,095
ING PIMCO High Yield Portfolio	0.49%	913,759,004
ING PIMCO Total Return Bond Portfolio	0.56%	3,386,836,973
ING PIMCO Total Return Portfolio	0.50%	1,185,402,055
ING Pioneer Fund Portfolio	0.73%	81,604,893
ING Pioneer High Yield Portfolio	0.60%	88,834,706
ING Prime Rate Trust	0.80%	1,215,271,147
ING Real Estate Fund	0.70%	983,420,673
ING Retirement Conservative Portfolio	0.14%	622,026,155
ING Retirement Growth Portfolio	0.14%	4,311,584,711
ING Retirement Moderate Growth Portfolio	0.14%	3,016,324,270
ING Retirement Moderate Portfolio	0.14%	1,815,227,813
ING Risk Managed Natural Resources Fund	1.00%	298,724,915
ING Russell™ Large Cap Growth Index Portfolio	0.45%	375,640,511
ING Russell™ Large Cap Index Portfolio	0.25%	506,970,285
ING Russell™ Large Cap Value Index Portfolio	0.45%	90,297,221
ING Russell™ Mid Cap Growth Index Portfolio	0.45%	273,697,369
ING Russell™ Mid Cap Index Portfolio	0.31%	1,491,417,020
ING Russell™ Small Cap Index Portfolio	0.33%	710,511,346
ING Solution 2015 Portfolio	0.10%	752,387,902
ING Solution 2020 Portfolio	0.10%	16,326
ING Solution 2025 Portfolio	0.10%	1,197,057,184
ING Solution 2030 Portfolio	0.10%	16,642
ING Solution 2035 Portfolio	0.10%	1,010,636,794
ING Solution 2040 Portfolio	0.10%	16,899

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Solution 2045 Portfolio	0.10%	655,035,743
ING Solution 2050 Portfolio	0.10%	16,900
ING Solution 2055 Portfolio	0.10%	27,049,126
ING Solution Conservative Portfolio	0.10%	9,019,767
ING Solution Income Portfolio	0.10%	218,613,607
ING Solution Moderate Portfolio	0.10%	27,465,982
ING Strategic Allocation Conservative Portfolio	0.08%	82,205,392
ING Strategic Allocation Moderate Portfolio	0.08%	140,182,328
ING T. Rowe Price Capital Appreciation Portfolio	0.65%	3,860,394,295
ING T. Rowe Price Equity Income Portfolio	0.64%	1,399,894,743
ING T. Rowe Price Growth Equity Portfolio	0.60%	990,626,638
ING Thornburg Value Portfolio	0.65%	221,551,299
ING U.S. Bond Index Portfolio	0.31%	3,813,112,544
ING U.S. Stock Index Portfolio	0.26%	3,965,215,495
ING UBS U.S. Large Cap Equity Portfolio	0.70%	139,783,196
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.46%	174,430,421

APPENDIX G: FORM OF PROPOSED ADVISORY AGREEMENT

This Management Agreement effective October 24, 1997, as amended May 24, 2002, is hereby amended and restated the 1st day of January, 2007, between ING Investors Trust (formerly The GCG Trust) (the “Trust”), a Massachusetts business trust, and Directed Services LLC (the “Manager”), a Delaware limited liability company (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future; and

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory, management, administrative, and other services for the Trust; and

WHEREAS, the Manager is willing to render such services to the Trust.

Therefore, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.     Appointment. The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative, and other services, as described herein, with respect to the Series identified on Schedule A, such series together with all other series subsequently established by the Trust with respect to which the Trust desires to retain the Manager to render advisory, management, administrative, and other services hereunder and with respect to which the Manager is willing to do so being herein collectively referred to as the “Series.”

The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In the event the Trust establishes one or more series other than the Series with respect to which it desires to retain the Manager to render advisory, management, administrative, and other services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services it shall notify the Trust in writing, whereupon such series shall become a Series hereunder.

Subject to the approval of the Board of Trustees of the Trust, the Manager is authorized to enter into portfolio management agreements with other registered investment advisers to serve as investment sub-advisors, whether or not affiliated with the Manager (each a “Portfolio Manager”). The Manager will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Portfolio Management Agreement”). The Trust and Manager understand and agree that the Manager may manage each Series in a “manager-of-managers” style with either a single or multiple portfolio managers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (1) continually evaluate the performance of the Portfolio Managers to the Trust; and (2) periodically make recommendations to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Trust recognizes that, subject to the approval of the Board of Trustees of the Trust, a portfolio manager’s services may be terminated or modified and that the Manager may appoint a new Portfolio Manager for a Series, subject to an applicable SEC Order.

2.     Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and in all states where required, and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Trust, the Manager shall provide the following advisory, management, administrative, and other services with respect to the Series:

(a)   Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Trust’s Trustees, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement, which management shall be provided by Portfolio Managers selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

(b)   Analyze, select and recommend for consideration by the Trust’s Board of Trustees Portfolio Managers (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) such Portfolio Managers to render investment advice and manage the investments of such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement;

(c)   Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

(d)   Monitor the Portfolio Managers regarding their providing services in a manner that assures each Series’ compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, Section 817(h) of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(e)   If appropriate, analyze and recommend for consideration by the Trust’s Board of Trustees termination of a contract with a Portfolio Manager under which the Portfolio Manager provided investment advisory services to one or more of the Series;

(f)    Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective portfolio management agreements (“Portfolio Management Agreements”), although the Manager is not authorized, except as provided in Section 3 of the Agreement, directly to make determinations with respect to the investment of a Series’ assets or the purchase or sale of portfolio securities or other investments for a Series;

(g)   Provide all supervisory, management, and administrative services reasonably necessary for the operation of the Series other than any investment advisory services performed by the Portfolio Managers, including but not limited to: (1) coordinating all matters relating to the operation of the Series, including any necessary coordination among the Portfolio Managers, custodian, transfer agent, dividend disbursing agent, and portfolio accounting agent (including pricing and valuation of the Series’ portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust, (2) providing the Trust and the Series, at the Manager’s expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Series; (3) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Series as may be required by applicable federal or state law; (4) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports relating to the Series required by applicable law; (5) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law; (6) preparing and arranging for the filing of registration statements and other documents with the Securities and Exchange Commission (the “SEC”) and other federal and state regulatory authorities as may be required by applicable law; (7) taking such other action with respect to the Trust as may be required by applicable law in connection with the Series, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (8) providing the Trust, at the Manager’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series as contemplated in this Agreement;

(h)   Provide or procure on behalf of the Trust and the Series, and at the expense of the Manager unless noted otherwise in this Agreement, the following services for the Series: (1) custodian services to provide for the safekeeping of the Series’ assets; (2) portfolio accounting services to maintain the portfolio accounting records for the Series; (3) transfer agency services for the Series; (4) dividend disbursing services for the Series; and (5) other services necessary for the ordinary operation of the Series. The Trust may, but is not required to, be a party to any agreement with any third person contracted to provide the services referred to in this Section 2(h);

(i)    Render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request; and

(j)    Make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Series and services provided to the Trust under this Agreement.

3.     Investment Management Authority. In the event that a Portfolio Management Agreement pertaining to a Series is terminated or if, at any time, no Portfolio Manager is engaged to manage the assets of a Series of the Trust, then with respect to any such Series, the Manager, subject to the supervision of the Trust’s Board of Trustees, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the SEC, as amended. Furthermore:

(a)   The Manager will: (1) take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; (2) take all steps necessary to manage the Series so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder; and (3) use reasonable efforts to manage the Series so as to ensure compliance by the Series with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

(b)   The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)   On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(d)   In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(e)   The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager. The Manager will monitor on a daily basis the determination by the custodian or portfolio accounting agent for the Trust of the value of portfolio securities and other assets of the Series and the determination of net asset value of the Series.

(f)    The Manager will make available to the Trust, promptly upon request, all of the Series’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)   The Manager will regularly report to the Trust’s Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(h)   The Manager will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as required to carry out its duties as investment manager and administrator pursuant to this Section 3 or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees of the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

(i)    In rendering the services required under this Section of this Agreement, the Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Manager shall be responsible for making reasonable inquires and for reasonably ensuring that any employee of the Manager, any person or firm that the Manager has employed or with which it has associated, or any employee thereof has not, to the best of the Manager’s knowledge, in any material connection with the handling of Trust assets:

(i)    been convicted, in the last ten years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or

(ii)   been found by any state regulatory authority, within the last ten years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)  been found by any federal or state regulatory authorities, within the last ten years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(j)    In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust,

which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker- dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities and Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

The Manager also may direct the Trust’s Portfolio Managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a percentage of a Series’ equity security transactions through designated broker-dealers. The designated broker-dealers, in turn, will effect a recapture of a portion of the brokerage commission (in the form of a credit to the Series) to pay certain expenses of that Series.

4.     Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

5.     Exclusivity. The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

6.     Documents. The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)   certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)   the Registration Statement as filed with the SEC and any amendments thereto; and

(c)   exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

7.     Records. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Series by the 1940 Act. The Manager further agrees that all records which it maintains for the Series are the property of the Trust and it will promptly surrender any of such records upon request.

8.     Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, net of any actual costs associated with implementation of revenue generating programs such as securities lending, directed brokerage and brokerage recapture programs (consistent with best execution), and any other similar programs as approved by the Board of Trustees, and except for such expenses as are: (1) paid directly by shareholders of the Trust pursuant to the Trust’s Rule 12b-1 Distribution Plan or Shareholder Servicing Agreement; (2) assumed by the Trust under this Agreement; and (3) assumed by a Portfolio Manager under its Portfolio Management Agreement. The Manager further agrees to pay all salaries, fees and expenses of any officer or trustee of the Trust who is an officer, director or employee of the Manager or any of its affiliates. The Manager shall be responsible for all of the expenses of its operations and for the following expenses:

(a)   Expenses of all audits by the Trust’s independent public accountants;

(b)   Expenses of the Trust’s transfer agent, registrar, dividend disbursing agent, and shareholder record keeping services, net of any shareholder service fees paid pursuant to the Trust’s Shareholder Servicing Agreement;

(c)   Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d)   Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)   Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports (as appropriate) for each Series;

(f)    Expenses of maintaining the Trust’s tax records;

(g)   Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

(h)   The Trust’s ordinary legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(i)    Costs of printing stock certificates representing shares of the Trust;

(j)    The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act;

(k)   Association membership dues;

(l)    Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions; and

(m)  Distribution expenses net of Rule 12b-1 distribution fees made pursuant to the Trust’s Rule 12b-1 Distribution Plan for eligible distribution-related expenses pursuant to such Plan.

The Trust shall be responsible for the following expenses:

(a)   Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager or an affiliate of the Manager;

(b)   Taxes levied against the Trust;

(c)   Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

(d)   Costs, including the interest expense, of borrowing money;

(e)   Trustees’ fees and expenses to Trustees who are not officers, employees, or stockholders of the Manager, any Portfolio Manager, or any affiliates of either; and

(f)    Extraordinary expenses as may arise, including extraordinary consulting expenses and extraordinary legal expenses incurred in connection with litigation, proceedings, other claims (unless the Manager is responsible for such expenses under Section 10 of this Agreement or a Portfolio Manager is responsible for such expenses under the Section entitled “Liability” of a Portfolio Management Agreement), and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

(g)   Trustees and Officers Errors and Omissions Insurance coverage for the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

9.     Compensation. For the services provided by the Manager pursuant to this Agreement, the Trust will pay to the Manager a fee at an annual rate equal to a percentage of the average daily net assets of each Series as shown on Schedule B to this Agreement, net of any expense reductions realized through the use of revenue generating programs such as securities lending, directed brokerage and brokerage recapture programs (consistent with best execution), and any other similar programs as approved by the Board of Trustees. This fee shall be computed and accrued daily and payable as shown on Schedule B.

10.  Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.

11.  Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2013. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its “assignment” (as described in the 1940 Act).

12.  Use of Name. It is understood that the name or any derivative thereof or logo associated with the name Directed Services LLC is the valuable property of the Manager, and that the Trust and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Trust and/or Series. Upon termination of this Agreement, the Trust (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Trust, shall promptly amend its Agreement and Declaration of Trust to change its name (if such name is included therein).

13.  Notice. Notices of any kind to be given to the Manager by the Trust shall be in writing and shall be duly given if mailed or delivered to the Manager at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, or at such other address or to such individual as shall be specified by the Manager to the Trust. Notices of any kind to be given to the Trust by the Manager shall be in writing and shall be duly given if mailed or delivered to 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, or at such other address or to such individual as shall be specified by the Trust to the Manager.

14.  Trust Obligation. A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Trust by the Trustees of the Trust in their capacity as trustees and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

15.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.  Applicable Law.

(a)   This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

(b)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

APPENDIX H: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, [Trust/Company] (the “[Trust/Company]”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the [Trust/Company] is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the [Trust/Company] may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the [Trust/Company] has retained the Manager to render advisory and management services with respect to certain of the [Trust/Company]’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the [Trust/Company], and the Sub-Adviser is willing to furnish such services to the [Trust/Company] and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the [Trust/Company] set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the [Trust/Company] designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the [Trust/Company]’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the [Trust/Company] filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will [(1)] manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”)[; and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.]

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the [Trust/Company] solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the [Trust/Company] in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will make available to the [Trust/Company] and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the [Trust/Company]) as are necessary to assist the [Trust/Company] and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(c)   The Sub-Adviser will provide reports to the [Trust/Company]’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the [Trust/Company]’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)   With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the [Trust/Company, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the [Trust/Company], and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the [Trust/Company], by other aspects of the portfolio execution services offered. Subject to such policies as the [Trust/Company]’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the [Trust/Company]’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the [Trust/Company] filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the [Trust/Company] shall be responsible for all the expenses of the [Trust/Company]’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the [Trust/Company] fails to pay the Manager all or a portion of the advisory fee under said Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the [Trust/Company] any rights it may have as a third-party beneficiary under the Advisory Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the [Trust/Company].

7. Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8. Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the [Trust/Company]: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the [Trust/Company] promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the [Trust/Company] (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the [Trust/Company]; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the [Trust/Company] and further agrees to surrender promptly to the [Trust/Company] any of such records upon the [Trust/Company]’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the [Trust/Company]. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the [Trust/Company] and actions of the [Trust/Company], the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the [Trust/Company] or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this [Trust/Company].

11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the [Trust/Company] are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the [Trust/Company] concerning transactions in securities or other assets for any investment portfolio of the [Trust/Company], including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the [Trust/Company]’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the [Trust/Company], or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the [Trust/Company] shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14. Liability.

With respect to the Portfolios listed on Schedules B-1, B-2, B-3, B-4, B-6, B-7, and B-8:

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the [Trust/Company] that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

With respect to the Portfolios listed on Schedule B-5:

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the [Trust/Company] that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15. Indemnification.

With respect to the Portfolios listed on Schedules B-1, B-3, B-4, B-5, B-6, and B-8:

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the [Trust/Company] which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the [Trust/Company] or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the [Trust/Company] or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the [Trust/Company] or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the [Trust/Company], or any affiliated person of the Manager or [Trust/Company] by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

With respect to the Portfolios listed on Schedules B-2 and B-7:

(a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the

Manager’s responsibilities to the Fund[Trust/Company] which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund[Trust/Company] or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund[Trust/Company] or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 1514 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund[Trust/Company] or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund,[Trust/Company], or any affiliated person of the Manager or Fund[Trust/Company] by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

With respect to all Portfolios:

(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Duration and Termination.

(a)   With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the [Trust/Company]’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the [Trust/Company]; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the [Trust/Company]; (2) at any time without payment of any penalty by the [Trust/Company], by the [Trust/Company]’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the [Trust/Company]; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the [Trust/Company] or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the [Trust/Company], in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the [Trust/Company], or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the [Trust/Company] as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the [Trust/Company], free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the [Trust/Company]:

[Trust/Company]

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18. Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the [Trust/Company] enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

SCHEDULE B

B-1	ING Large Cap Growth Portfolio ING Large Cap Value Portfolio
B-2	ING Bond Portfolio
B-3	ING Global Resources Portfolio ING Limited Maturity Bond Portfolio ING Liquid Assets Portfolio ING US Stock Index Portfolio
B-4	ING Global Bond Portfolio
B-5	ING GET U.S. Core Portfolio — Series 12 ING GET U.S. Core Portfolio — Series 13 ING GET U.S. Core Portfolio — Series 14
B-6	ING International Value Portfolio ING MidCap Opportunities Portfolio ING SmallCap Opportunities Portfolio
B-7	ING American Funds World Allocation Portfolio ING Retirement Conservative Portfolio ING Retirement Growth Portfolio ING Retirement Moderate Growth Portfolio ING Retirement Moderate Portfolio
B-8

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

APPENDIX I: SUB-ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Sub-Advisory Agreement was last approved by shareholders, the sub-advisory fee schedule, and the amount of the sub-advisory fees paid to ING IM for the fiscal year ended December 31, 2012.

Portfolio	Date Approved by Shareholders	Sub-Advisory Fee Schedule (as a % of average daily net assets)	Sub-Advisory Fees Paid ($)
ING Bond Portfolio(1)	07/14/12	0.216% on the first $600 million; 0.198% on the next $400 million; 0.180% on the next $1 billion; 0.171% on the next $1 billion; and 0.162% in excess of $3 billion.
ING GET U.S. Core Portfolio — Series 12	03/02/06	Offering Period: 0.1125% Guarantee Period: 0.270%
ING GET U.S. Core Portfolio — Series 13	06/22/06	Offering Period: 0.1125% Guarantee Period: 0.270%
ING GET U.S. Core Portfolio — Series 14	12/21/06	Offering Period: 0.1125% Guarantee Period: 0.270%
ING Global Bond Portfolio(2)	06/07/11	0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% in excess of $6 billion.
ING Global Resources Portfolio	04/13/06	0.4000%
ING International Value Portfolio	07/22/03	0.3825%
ING Large Cap Growth Portfolio	11/02/10	0.2475%
ING Large Cap Value Portfolio	01/06/11	0.2925% on the first $500 million; and 0.27% in excess of $500 million.
ING Limited Maturity Bond Portfolio(3)	10/09/97	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.
ING Liquid Assets Portfolio(3)	10/09/97	0.1575% on the first $200 million; 0.1350% on the next $300 million; and 0.1125% in excess of $500 million.
ING MidCap Opportunities Portfolio	07/22/03	0.3375% on the first $250 million; 0.3150% on the next $400 million; 0.2925% on the next $450 million; and 0.2700% in excess of $1.1 billion.
ING SmallCap Opportunities Portfolio	07/22/03	0.3375% on the first $250 million; 0.3150% on the next $250 million; 0.2925% on the next $250 million; 0.2700% on the next $250 million; and 0.2475% in excess of $1 billion.
ING U.S. Stock Index Portfolio	08/01/03	0.1170%

(1)

Prior to July 20, 2012, ING Bond Portfolio (formerly, ING American Funds Bond Portfolio) operated as a “master-feeder” fund and the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. Effective July 20, 2012, the Portfolio began operating as a “traditional” mutual fund and the Portfolio began investing directly in securities under the day-to-day management of a sub-adviser.

(2)

The Portfolio’s sub-adviser is contractually obligated to waive a portion of its sub-advisory fee through May 1, 2014, such that the net sub-advisory fee is 0.18%. There is no guarantee that the sub-advisory fee waiver will continue after May 1, 2014. The sub-advisory fee waiver will only continue if the sub-adviser elects to renew it.

(3)	The assets of ING Limited Maturity Bond Portfolio and ING Liquid Assets Portfolio will be aggregated in calculating the sub-advisory fee at the rate stated above.

APPENDIX J: COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory or sub-advisory fee rate paid to ING IM and assets under management of each registered investment company with an investment objective similar to the investment objectives of the Portfolios. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth or Capital Appreciation

	Advisory fee rate
Fund/Portfolio	(as a % of average daily net assets)	Net Assets ($)
ING Corporate Leaders 100 Fund		10,933,890
ING Global Natural Resources Fund		113,060,338
ING Global Resources Portfolio		904,746,753
ING Growth Opportunities Fund		78,252,231
ING International Value Equity Fund		640,267,086
ING International Value Fund		726,771,787
ING International Value Portfolio		145,063,786
ING Large Cap Growth Fund		36,101,902
ING Large Cap Growth Portfolio		1,050,338,501
ING MidCap Opportunities Fund		751,108,601
ING MidCap Opportunities Portfolio		907,247,926
ING Small Company Fund		344,448,542
ING Small Company Portfolio		599,296,728
ING SmallCap Opportunities Fund		41,121
ING SmallCap Opportunities Portfolio		41,121
ING SMID Cap Equity Fund		62,115,336
ING Strategic Allocation Growth Portfolio		41,121

Income

	Advisory fee rate
Fund/Portfolio	(as a % of average daily net assets)	Net Assets ($)
ING Floating Rate Fund		258,532,246
ING Global Advantage and Premium Opportunity Fund		232,035,620
ING GNMA Income Fund		982,358,538
ING Liquid Assets Portfolio		1,413,321,418
ING Prime Rate Trust		1,215,271,147
ING Senior Income Fund		768,394,035

Total Return

	Advisory fee rate
Fund/Portfolio	(as a % of average daily net assets)	Net Assets ($)
ING Australia Index Portfolio		675,924,345
ING Balanced Portfolio		537,592,960
ING Bond Portfolio		6,088,417
ING Capital Allocation Fund		8,139,679
ING Core Equity Research Fund		11,479,317
ING Diversified Emerging Markets Debt Fund		19,832,443
ING Emerging Markets Corporate Debt Fund		44,026,299
ING Emerging Markets Hard Currency Debt Fund		616,357,851
ING Emerging Markets Index Portfolio		428,818,833
ING Emerging Markets Local Currency Debt Fund		113,060,338
ING Euro STOXX 50® Index Portfolio		904,746,753
ING FTSE 100 Index® Portfolio		3,892,174,140
ING GET U.S. Core Portfolio - Series 10		78,252,231
ING GET U.S. Core Portfolio - Series 11		142,400,911
ING GET U.S. Core Portfolio - Series 12		151,245,351

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING GET U.S. Core Portfolio - Series 13		96,029,042
ING GET U.S. Core Portfolio - Series 14		677,592,252
ING Global Bond Fund		276,356,135
ING Global Bond Portfolio		394,265,188
ING Global Target Payment Fund		821,504,790
ING Growth and Income Portfolio		82,211,430
ING Hang Seng Index Portfolio		329,390,953
ING High Yield Bond Fund		640,267,086
ING Index Plus International Equity Fund		726,771,787
ING Index Plus LargeCap Portfolio		145,063,786
ING Index Plus MidCap Portfolio		10,978,370
ING Index Plus SmallCap Portfolio		434,045,213
ING Infrastructure, Industrials and Materials Fund		36,101,902
ING Intermediate Bond Fund		1,050,338,501
ING Intermediate Bond Portfolio		228,542,508
ING International High Dividend Equity Income Fund		317,564,196
ING International Index Portfolio		212,663,524
ING Investment Grade Credit Fund		751,108,601
ING Japan TOPIX Index® Portfolio		907,247,926
ING Large Cap Value Fund		274,278,923
ING Large Cap Value Portfolio		1,179,984,712
ING Limited Maturity Bond Portfolio		298,724,915
ING Risk Managed Natural Resources Fund		1,491,417,020
ING Russell™ Large Cap Growth Index Portfolio		710,511,346
ING Russell™ Large Cap Index Portfolio
ING Russell™ Large Cap Value Index Portfolio		344,448,542
ING Russell™ Mid Cap Growth Index Portfolio		599,296,728
ING Russell™ Mid Cap Index Portfolio		176,082,950
ING Russell™ Small Cap Index Portfolio		188,468,403
ING Short Term Bond Fund		82,205,392
ING Strategic Allocation Conservative Portfolio		139,145,580
ING Strategic Allocation Moderate Portfolio		140,182,328
ING U.S. Bond Index Portfolio		3,813,112,544
ING U.S. Stock Index Portfolio		3,965,215,495
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio		174,430,421

APPENDIX K: BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY CONTRACTS ON NOVEMBER 29, 2012

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board, including a majority the Independent Directors/Trustees, annually review and approve them. At a meeting held on November 29, 2012, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory or sub-sub-advisory contracts, as applicable (“Sub-Advisory Contracts”) with the sub-adviser or sub-sub-adviser, as applicable, to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Directors/Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors/Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors/Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Directors/Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Directors/Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors/Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors/Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Directors/Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Directors/Trustees and the appointment and election of new Directors/Trustees. In addition, the Independent Directors/Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management or other sources and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged or unusually exceeded a Portfolio’s relevant benchmark, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”) and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Directors/Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors/Trustees and sets out a blueprint pursuant to which the

Independent Directors/Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Directors/Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors/Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Directors/Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors/Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Directors/Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser, Sub-Advisers, and investment adviser to the master funds and underlying funds in which certain of the Portfolios invest to a series of questions posed by K&L Gates on behalf of the Independent Directors/Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Registrants’ Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, the ultimate parent company of the Adviser and ING IM, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING IM, into an independent, standalone company. The Board further noted that this separation may result in the Adviser and ING IM’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect the Adviser and ING IM’s businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. During the review process that led to the Board’s approvals on November 29, 2012, the Board also was in the process of conducting a separate and ongoing due diligence review relating to potential change in control contract approvals. The Board recognized, though, that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios, the Adviser and ING IM, including their ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser and ING IM currently provide. In this regard, the Board noted that the Adviser and ING IM did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

Certain Portfolios invest in a combination of mutual funds (“Underlying Funds”) that are advised by another adviser that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that each of these Portfolios operates as a fund-of-fund and the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

Certain Portfolios operate as a master-feeder fund and fully invests in a corresponding master fund advised by another adviser (the “Master Fund Adviser”). The Board and/or K&L Gates received responses to a series of questions posed by

K&L Gates on behalf of the Independent Directors/Trustees that related to Master Fund Adviser. It should be noted that the performance of each of these Portfolios primarily reflects the performance of the master fund in which it invests.

For each Portfolio, a specific Class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The class of shares was generally selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of each Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with each Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs and the Board to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Registrants’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules and those applicable to the underlying master funds in which certain Portfolios invest that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors/Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance and in the case of certain Portfolios, based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Advisers for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis, and those that do likely employ different methodologies in connection with those calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Advisers primarily on the factors noted above and factors specific to each Portfolio. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in Sub-Adviser or portfolio managers; and strategy modifications.

APPENDIX L: NOMINEES

The following table sets forth information concerning each Nominee. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held or to be Held with the Registrants	Term of Office and Length of Time Served as a Director/ Trustee(1)	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Director/Trustee	Other Board Positions Held by Director/Trustee

Independent Directors/Trustees

Colleen D. Baldwin Age: 52	Director/ Trustee	11/07 - Present	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	[ 174]	None.

John V. Boyer Age: 59	Director/ Trustee	11/97 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/ 08-Present). Formerly, Consultant (07/07-02/08).	[ 174]	None.

Patricia W. Chadwick Age: 64	Director/ Trustee	01/06 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).	[ 174]	Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).

Albert E. DePrince, Jr. Age: 71	Director/ Trustee	N/A	Professor of Economics and Finance, Middle Tennessee State University (08/91 - Present) and various positions with Academy of Economics and Finance (2003 – 2012).	[ 174]	None.

Peter S. Drotch Age: 71	Director/ Trustee	11/07 - Present	Retired.	[ 174]	First Marblehead Corporation (09/03 - Present).

J. Michael Earley Age: 67	Director/ Trustee	01/97 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08).	[ 174]	None.

Martin J. Gavin Age: 62	Director/ Trustee	N/A	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).	[ 174]	None.

Russell H. Jones Age: 68	Director/ Trustee	N/A

Retired. Director, Hill — Stead Museum (non-profit)(08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).

				[ 174]	None.

Patrick W. Kenny Age: 70	Director/ Trustee	03/02 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).	[ 174]	Assured Guaranty Ltd. (04/04-Present).

Joseph E. Obermeyer Age: 55	Director/ Trustee	N/A	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).	[ 174]	None.

Name and Age	Position(s) Held or to be Held with the Registrants	Term of Office and Length of Time Served as a Director/ Trustee(1)	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Director/Trustee	Other Board Positions Held by Director/Trustee

Sheryl K. Pressler Age: 62	Director/ Trustee	01/06 - Present	Consultant (05/ 01-Present).	[ 174]	Stillwater Mining Company (05/ 02-Present).

Roger B. Vincent Age: 67	Director/ Trustee	01/93 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/89-08/11).	[ 174]	UGI Corporation (02/06-Present) and UGI Utilities, Inc. (02/06-Present).

Director/Trustee who is an “Interested Person”

Shaun P. Mathews(2) Age: 57	Director/ Trustee	11/07 - Present	President and Chief Executive Officer, ING Investments (11/ 06-Present).	[ 174]	ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)         The term of service begins with the earliest date of service by the Director/Trustee.  With respect to a Registrant launched after that date, the Director/Trustee has served since that Registrant’s inception

(2)         Mr. Mathews is deemed to be an “interested person” of the Portfolios as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the advisers Directed Services LLC or ING Investments, LLC, the distributor, ING Investment Distributor, LLC, ING Investment Management Co. LLC, and ING Funds Services, LLC.

APPENDIX M: DIRECTOR/TRUSTEE COMPENSATION

The following table sets forth the compensation received by the Directors/Trustees for the fiscal year ended December 31, 2012. Messrs. Crispin and Mathews are “interested persons,” as defined in the 1940 Act, of the Portfolios because of their affiliation with ING Groep, the parent corporation of the Advisers and Distributor. Directors/Trustees who are interested persons do not receive any compensation from the Portfolios. No Director/Trustee receives pension or retirement benefits that are accrued as part of Portfolio expenses.

	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
Portfolio	($)	($)	($)	($)	($)	($)	($)	($)
ING American Century Small-Mid Cap Value Portfolio
ING American Funds Asset Allocation Portfolio
ING American Funds Global Growth and Income Portfolio
ING American Funds International Growth and Income Portfolio
ING American Funds International Portfolio
ING American Funds World Allocation Portfolio
ING Baron Growth Portfolio
ING BlackRock Health Sciences Opportunities Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Bond Portfolio
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis New York Venture Portfolio
ING DFA Global Allocation Portfolio
ING DFA World Equity Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio
ING Franklin Templeton Founding Strategy Portfolio
ING GET U.S. Core Portfolio — Series 12
ING GET U.S. Core Portfolio — Series 13
ING GET U.S. Core Portfolio — Series 14
ING Global Bond Portfolio
ING Global Resources Portfolio
ING Goldman Sachs Commodity Strategy Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio(2)
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio(2)
ING Index Solution 2035 Portfolio

	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
Portfolio	($)	($)	($)	($)	($)	($)	($)	($)
ING Index Solution 2040 Portfolio(2)
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio(2)
ING Index Solution 2055 Portfolio
ING Index Solution Income Portfolio
ING International Value Portfolio
ING Invesco Van Kampen Comstock Portfolio
ING Invesco Van Kampen Equity and Income Portfolio
ING Invesco Van Kampen Growth and Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING JPMorgan Small Cap Core Equity Portfolio
ING Large Cap Growth Portfolio
ING Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Marsico Growth Portfolio
ING MFS Total Return Portfolio
ING MFS Utilities Portfolio
ING MidCap Opportunities Portfolio
ING Morgan Stanley Global Franchise Portfolio
ING Oppenheimer Global Portfolio
ING PIMCO High Yield Portfolio
ING PIMCO Total Return Bond Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer Fund Portfolio
ING Pioneer High Yield Portfolio
ING Pioneer Mid Cap Value Portfolio
ING Retirement Conservative Portfolio
ING Retirement Growth Portfolio
ING Retirement Moderate Growth Portfolio
ING Retirement Moderate Portfolio
ING SmallCap Opportunities Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio(2)
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio(2)
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio(2)
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio(2)

	Colleen D. Baldwin	John V. Boyer(1)	Patricia W. Chadwick	Peter S. Drotch	J. Michael Earley	Patrick W. Kenny(1)	Sheryl K. Pressler	Roger B. Vincent
Portfolio	($)	($)	($)	($)	($)	($)	($)	($)
ING Solution 2055 Portfolio
ING Solution Aggressive Growth Portfolio
ING Solution Conservative Portfolio
ING Solution Growth Portfolio
ING Solution Income Portfolio
ING Solution Moderate Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Equity Income Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING T. Rowe Price International Stock Portfolio
ING Templeton Foreign Equity Portfolio
ING Templeton Global Growth Portfolio
ING U.S. Stock Index Portfolio
Pension or Retirement Benefits Accrued as part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Registrants and Fund Complex Paid to Directors/Trustees(3),(4)

(1)         During the fiscal year ended December 31, 2011, John Boyer and Patrick Kenny deferred $20,000 and $73,250, respectively, of their compensation from the Fund Complex.

(2)         The Portfolio commenced operations on October 3, 2011. The amount of compensation paid to the Directors/Trustees reflects the period from October 3, 2011, through December 31, 2011.

(3)         Director/Trustee compensation includes compensation paid by funds that are not discussed in the Proxy Statement.

(4)         Represents compensation from 140 funds (total in the complex as of December 31, 2011).

APPENDIX N: DIRECTOR/TRUSTEE AND NOMINEE OWNERSHIP OF PORTFOLIO SECURITIES

The following table sets forth information regarding each Director/Trustee’s and each Nominee’s ownership of shares of an ING Fund overseen or to be overseen by the Board and the aggregate holdings of shares of all ING Funds as of December 31, 2012. If an ING Fund is not listed in the table below, no Director/Trustee or Nominee holds shares of that ING Fund.

	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley	Martin J. Gavin	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent	Shaun P. Mathews
Portfolio	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING FMRSM Diversified Mid Cap Portfolio
ING Marsico Growth Portfolio
ING MidCap Opportunities Portfolio
ING Retirement Growth Portfolio
ING SmallCap Opportunities Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio
Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Director/Trustee or to be Overseen in Family of Investment Companies

(1)         The Fund had not commenced operations as of March 31, 2012.

(2)         Includes the value of shares in which the Director/Trustee has an indirect interest through a deferred compensation plan and /or 401(k) plan.

APPENDIX O: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Portfolios. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	11/06-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).

Michael J. Roland Age: 54	Executive Vice President	02/02-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/12-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	11/99-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).

Kevin M. Gleason Age: 46	Chief Compliance Officer	02/12-Present	Senior Vice President, ING Investment Management, LLC (02/12-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12)

Todd Modic Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	03/05-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).

Kimberly A. Anderson Age: 48	Senior Vice President	11/03-Present	Senior Vice President, ING Investments, LLC (10/03-Present).

Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	05/06-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).

Maria M. Anderson Age: 54	Vice President	09/04-Present	Vice President, ING Funds Services, LLC (09/04-Present).

Fred Bedoya Age: 40	Vice President and Treasurer	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).

Lauren D. Bensinger Age: 59	Vice President	02/03-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 45	Vice President	11/99-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/97-Present). Formerly, Treasurer, ING Funds (11/99-02/12).

Jason Kadavy Age: 36	Vice President	09/12-Present	Vice President, ING Funds Services, LLC (07/07-Present).

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer Age: 55	Vice President	03/06-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/10-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Craig Wheeler Age: 43	Assistant Vice President	06/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).

Theresa K. Kelety Age: 50	Secretary	09/03-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 49	Assistant Secretary	09/03-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).

Paul A. Caldarelli Age: 61	Assistant Secretary	08/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

(1)         The Officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified. The term of service begins with the earliest date of service by the officer. With respect to Portfolios launched after that date, the Officer has served in the same position since the Portfolio’s inception.

APPENDIX P: BIFURCATED FEE EXPENSE LIMITATION

Portfolio	Proposed Expense Limitation (%)	Portfolio	Proposed Expense Limitation (%)
ING Index Solution 2015 Portfolio	Class ADV: 1.02 Class I: 0.52 Class S: 0.77 Class S2: 0.92 Class T: 1.22	ING Solution 2025 Portfolio	Class ADV: 1.30 Class I: 0.80 Class S: 1.05 Class S2: 1.20 Class T: 1.50
ING Index Solution 2020 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution 2030 Portfolio	Class ADV: 1.33 Class I: 0.83 Class S: 1.08 Class S2: 1.23 Class T: 1.53
ING Index Solution 2025 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution 2035 Portfolio	Class ADV: 1.37 Class I: 0.87 Class S: 1.12 Class S2: 1.27 Class T: 1.57
ING Index Solution 2030 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution 2040 Portfolio	Class ADV: 1.38 Class I: 0.88 Class S: 1.13 Class S2: 1.28 Class T: 1.58
ING Index Solution 2035 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution 2045 Portfolio	Class ADV: 1.39 Class I: 0.89 Class S: 1.14 Class S2: 1.29 Class T: 1.59
ING Index Solution 2040 Portfolio	Class ADV: 1.00 Class I: 0.50 Class S: 0.75 Class S2: 0.90 Class T: 1.20	ING Solution 2050 Portfolio	Class ADV: 1.39 Class I: 0.89 Class S: 1.14 Class S2: 1.29 Class T: 1.59
ING Index Solution 2045 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution 2055 Portfolio	Class ADV: 1.39 Class I: 0.89 Class S: 1.14 Class S2: 1.29 Class T: 1.59
ING Index Solution 2050 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution Aggressive Growth Portfolio	Class ADV: 1.38 Class I: 0.88 Class S: 1.13 Class S2: 1.28
ING Index Solution 2055 Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution Conservative Portfolio	Class ADV: 1.16 Class I: 0.66 Class S: 0.91 Class S2: 1.06
ING Index Solution Income Portfolio	Class ADV: 1.01 Class I: 0.51 Class S: 0.76 Class S2: 0.91 Class T: 1.21	ING Solution Growth Portfolio	Class ADV: 1.30 Class I: 0.80 Class S: 1.05 Class S2: 1.20
ING Solution 2015 Portfolio	Class ADV: 1.23 Class I: 0.73 Class S: 0.98 Class S2: 1.13 Class T: 1.43	ING Solution Income Portfolio	Class ADV: 1.18 Class I: 0.68 Class S: 0.93 Class S2: 1.08 Class T: 1.38

Portfolio	Proposed Expense Limitation (%)	Portfolio	Proposed Expense Limitation (%)
ING Solution 2020 Portfolio	Class ADV: 1.26 Class I: 0.76 Class S: 1.01 Class S2: 1.16 Class T: 1.46	ING Solution Moderate Portfolio	Class ADV: 1.24 Class I: 0.74 Class S: 0.99 Class S2: 1.14

APPENDIX Q: BIFURCATED FEE COMPARISON

	ING Index Solution 2015 Portfolio				ING Index Solution 2020 Portfolio				ING Index Solution 2025 Portfolio				ING Index Solution 2030 Portfolio
	Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)
Class ADV
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.04		0.04		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.46	(2)	0.46	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	1.17	(3)	1.21	(3)	1.23	(3)	1.27	(3)	1.16	(3)	1.20	(3)	1.22	(3)	1.26	(3)
Waivers and Reimbursements	(0.12	)(4)	(0.19	)(5)	(0.15	)(4)	(0.26	)(5)	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.25	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.05		1.02		1.08		1.01		1.05		1.01		1.07		1.01
Class I
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	None		None		None		None		None		None		None		None
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.04		0.04		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.46	(2)	0.46	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	0.67	(3)	0.71	(3)	0.73	(3)	0.77	(3)	0.66	(3)	0.70	(3)	0.72	(3)	0.76	(3)
Waivers and Reimbursements	(0.12	)(4)	(0.19	)(5)	(0.15	)(4)	(0.26	)(5)	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.25	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.55		0.52		0.58		0.51		0.55		0.51		0.57		0.51
Class S
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.25		0.25		0.25		0.25		0.25		0.25		0.25		0.25
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.04		0.04		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.46	(2)	0.46	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	0.92	(3)	0.96	(3)	0.98	(3)	1.02	(3)	0.91	(3)	0.95	(3)	0.97	(3)	1.01	(3)
Waivers and Reimbursements	(0.12	)(4)	(0.19	)(5)	(0.15	)(4)	(0.26	)(5)	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.25	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.80		0.77		0.83		0.76		0.80		0.76		0.82		0.76
Class S2
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.04		0.04		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.46	(2)	0.46	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	1.17	(3)	1.21	(3)	1.23	(3)	1.27	(3)	1.16	(3)	1.20	(3)	1.22	(3)	1.26	(3)
Waivers and Reimbursements	(0.22	)(4)	(0.29	)(5)	(0.25	)(4)	(0.36	)(5)	(0.21	)(4)	(0.29	)(5)	(0.25	)(4)	(0.35	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.95		0.92		0.98		0.91		0.95		0.91		0.97		0.91
Class T
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.75		0.75		0.75		0.75		0.75		0.75		0.75		0.75
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.04		0.04		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.46	(2)	0.46	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	1.42	(3)	1.46	(3)	1.48	(3)	1.52	(3)	1.41	(3)	1.45	(3)	1.47	(3)	1.51	(3)
Waivers and Reimbursements	(0.17	)(4)	(0.24	)(5)	(0.20	)(4)	(0.31	)(5)	(0.16	)(4)	(0.24	)(5)	(0.20	)(4)	(0.30	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.25		1.22		1.28		1.21		1.25		1.21		1.27		1.21

	ING Index Solution 2035 Portfolio				ING Index Solution 2040 Portfolio				ING Index Solution 2045 Portfolio				ING Index Solution 2050 Portfolio
	Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)
Class ADV
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.04		0.04		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.45	(2)	0.45	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	1.16	(3)	1.20	(3)	1.22	(3)	1.26	(3)	1.17	(3)	1.21	(3)	1.22	(3)	1.26	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.26	)(5)	(0.12	)(4)	(0.20	)(5)	(0.15	)(4)	(0.25	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.05		1.01		1.07		1.00		1.05		1.01		1.07		1.01
Class I
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	None		None		None		None		None		None		None		None
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.04		0.04		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.45	(2)	0.45	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	0.66	(3)	0.70	(3)	0.72	(3)	0.76	(3)	0.67	(3)	0.71	(3)	0.72	(3)	0.76	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.26	)(5)	(0.12	)(4)	(0.20	)(5)	(0.15	)(4)	(0.25	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.55		0.51		0.57		0.50		0.55		0.51		0.57		0.51
Class S
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.25		0.25		0.25		0.25		0.25		0.25		0.25		0.25
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.04		0.04		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.45	(2)	0.45	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	0.91	(3)	0.95	(3)	0.97	(3)	1.01	(3)	0.92	(3)	0.96	(3)	0.97	(3)	1.01	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.26	)(5)	(0.12	)(4)	(0.20	)(5)	(0.15	)(4)	(0.25	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.80		0.76		0.82		0.75		0.80		0.76		0.82		0.76
Class S2
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.04		0.04		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.45	(2)	0.45	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	1.16	(3)	1.20	(3)	1.22	(3)	1.26	(3)	1.17	(3)	1.21	(3)	1.22	(3)	1.26	(3)
Waivers and Reimbursements	(0.21	)(4)	(0.29	)(5)	(0.25	)(4)	(0.36	)(5)	(0.22	)(4)	(0.30	)(5)	(0.25	)(4)	(0.35	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.95		0.91		0.97		0.90		0.95		0.91		0.97		0.91
Class T
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.75		0.75		0.75		0.75		0.75		0.75		0.75		0.75
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.04		0.04		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.45	(2)	0.45	(2)	0.43		0.43		0.45	(2)	0.45	(2)
Total Annual Operating Expenses	1.41	(3)	1.45	(3)	1.47	(3)	1.51	(3)	1.42	(3)	1.46	(3)	1.47	(3)	1.51	(3)
Waivers and Reimbursements	(0.16	)(4)	(0.24	)(5)	(0.20	)(4)	(0.31	)(5)	(0.17	)(4)	(0.25	)(5)	(0.20	)(4)	(0.30	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.25		1.21		1.27		1.20		1.25		1.21		1.27		1.21

	ING Index Solution 2055 Portfolio		ING Index Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2020 Portfolio
	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)
Class ADV
Management Fees	0.10	0.14	0.10	0.14	0.10	0.14	0.10	0.14

	ING Index Solution 2055 Portfolio				ING Index Solution Income Portfolio				ING Solution 2015 Portfolio				ING Solution 2020 Portfolio
	Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.01		0.01		0.04		0.04		0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.43		0.43		0.66		0.66		0.74	(2)	0.74	(2)
Total Annual Operating Expenses	1.14	(3)	1.18	(3)	1.17	(3)	1.21	(3)	1.39	(3)	1.43	(3)	1.51	(3)	1.55	(3)
Waivers and Reimbursements	(0.09	)(4)	(0.17	)(5)	(0.12	)(4)	(0.20	)(5)	(0.11	)(4)	(0.20	)(5)	(0.15	)(4)	(0.29	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.05		1.01		1.05		1.01		1.28		1.23		1.36		1.26
Class I
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	None		None		None		None		None		None		None		None
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.01		0.01		0.04		0.04		0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.43		0.43		0.66		0.66		0.74	(2)	0.74	(2)
Total Annual Operating Expenses	0.64	(3)	0.68	(3)	0.67	(3)	0.71	(3)	0.89	(3)	0.93	(3)	1.01	(3)	1.05	(3)
Waivers and Reimbursements	(0.09	)(4)	(0.17	)(5)	(0.12	)(4)	(0.20	)(5)	(0.11	)(4)	(0.20	)(5)	(0.15	)(4)	(0.29	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.55		0.51		0.55		0.51		0.78		0.73		0.86		0.76
Class S
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.25		0.25		0.25		0.25		0.25		0.25		0.25		0.25
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.01		0.01		0.04		0.04		0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.43		0.43		0.66		0.66		0.74	(2)	0.74	(2)
Total Annual Operating Expenses	0.89	(3)	0.93	(3)	0.92	(3)	0.96	(3)	1.14	(3)	1.18	(3)	1.26	(3)	1.30	(3)
Waivers and Reimbursements	(0.09	)(4)	(0.17	)(5)	(0.12	)(4)	(0.20	)(5)	(0.11	)(4)	(0.20	)(5)	(0.15	)(4)	(0.29	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.80		0.76		0.80		0.76		1.03		0.98		1.11		1.01
Class S2
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.01		0.01		0.04		0.04		0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.43		0.43		0.66		0.66		0.74	(2)	0.74	(2)
Total Annual Operating Expenses	1.14	(3)	1.18	(3)	1.17	(3)	1.21		1.39	(3)	1.43	(3)	1.51	(3)	1.55	(3)
Waivers and Reimbursements	(0.19	)(4)	(0.27	)(5)	(0.22	)(4)	(0.30)		(0.21	)(4)	(0.30	)(5)	(0.25	)(4)	(0.39	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.95		0.91		0.95		0.91		1.18		1.13		1.26		1.16
Class T
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.75		0.75		0.75		0.75		0.75		0.75		0.75		0.75
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.01		0.01		0.04		0.04		0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.43		0.43		0.43		0.43		0.66		0.66		0.74	(2)	0.74	(2)
Total Annual Operating Expenses	1.39	(3)	1.43	(3)	1.42	(3)	1.46	(3)	1.64	(3)	1.68	(3)	1.76	(3)	1.80	(3)
Waivers and Reimbursements	(0.14	)(4)	(0.22	)(5)	(0.17	)(4)	(0.25	)(5)	(0.16	)(4)	(0.25	)(5)	(0.20	)(4)	(0.34	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.25		1.21		1.25		1.21		1.48		1.43		1.56		1.46

	ING Solution 2025 Portfolio		ING Solution 2030 Portfolio		ING Solution 2035 Portfolio		ING Solution 2040 Portfolio
	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)
Class ADV
Management Fees	0.10	0.14	0.10	0.14	0.10	0.14	0.10	0.14

	ING Solution 2025 Portfolio				ING Solution 2030 Portfolio				ING Solution 2035 Portfolio				ING Solution 2040 Portfolio
	Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.74		0.74		0.81	(2)	0.81	(2)	0.80		0.80		0.85	(2)	0.85	(2)
Total Annual Operating Expenses	1.47	(3)	1.51	(3)	1.58	(3)	1.62	(3)	1.53	(3)	1.57	(3)	1.62	(3)	1.66	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.21	)(5)	(0.15	)(4)	(0.29	)(5)	(0.11	)(4)	(0.20	)(5)	(0.15	)(4)	(0.28	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.36		1.30		1.43		1.33		1.42		1.37		1.47		1.38
Class I
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	None		None		None		None		None		None		None		None
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.74		0.74		0.81	(2)	0.81	(2)	0.80		0.80		0.85	(2)	0.85	(2)
Total Annual Operating Expenses	0.97	(3)	1.01	(3)	1.08	(3)	1.12	(3)	1.03	(3)	1.07	(3)	1.12	(3)	1.16	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.21	)(5)	(0.15	)(4)	(0.29	)(5)	(0.11	)(4)	(0.20	)(5)	(0.15	)(4)	(0.28	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.86		0.80		0.93		0.83		0.92		0.87		0.97		0.88
Class S
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.25		0.25		0.25		0.25		0.25		0.25		0.25		0.25
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.74		0.74		0.81	(2)	0.81	(2)	0.80		0.80		0.85	(2)	0.85	(2)
Total Annual Operating Expenses	1.22	(3)	1.26	(3)	1.33	(3)	1.37	(3)	1.28	(3)	1.32	(3)	1.37	(3)	1.41	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.21	)(5)	(0.15	)(4)	(0.29	)(5)	(0.11	)(4)	(0.20	)(5)	(0.15	)(4)	(0.28	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.11		1.05		1.18		1.08		1.17		1.12		1.22		1.13
Class S2
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.74		0.74		0.81	(2)	0.81	(2)	0.80		0.80		0.85	(2)	0.85	(2)
Total Annual Operating Expenses	1.47	(3)	1.51	(3)	1.58	(3)	1.62	(3)	1.53	(3)	1.57	(3)	1.62	(3)	1.66	(3)
Waivers and Reimbursements	(0.21	)(4)	(0.31	)(5)	(0.25	)(4)	(0.39	)(5)	(0.21	)(4)	(0.30	)(5)	(0.25	)(4)	(0.38	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.26		1.20		1.33		1.23		1.32		1.27		1.37		1.28
Class T
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.75		0.75		0.75		0.75		0.75		0.75		0.75		0.75
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.07	(2)	0.07	(2)
Acquired Fund Fees and Expenses	0.74		0.74		0.81	(2)	0.81	(2)	0.80		0.80		0.85	(2)	0.85	(2)
Total Annual Operating Expenses	1.72	(3)	1.76	(3)	1.83	(3)	1.87	(3)	1.78	(3)	1.82	(3)	1.87	(3)	1.91	(3)
Waivers and Reimbursements	(0.16	)(4)	(0.26	)(5)	(0.20	)(4)	(0.34	)(5)	(0.16	)(4)	(0.25	)(5)	(0.20	)(4)	(0.33	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.56		1.50		1.63		1.53		1.62		1.57		1.67		1.58

	ING Solution 2045 Portfolio		ING Solution 2050 Portfolio		ING Solution 2055 Growth Portfolio		ING Solution Income Portfolio
	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)	Current %(1)	Proposed %(1)
Class ADV
Management Fees	0.10	0.14	0.10	0.14	0.10	0.14	0.10	0.14

	ING Solution 2045 Portfolio				ING Solution 2050 Portfolio				ING Solution 2055 Growth Portfolio				ING Solution Income Portfolio
	Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)		Current %(1)		Proposed %(1)
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.03		0.03
Acquired Fund Fees and Expenses	0.81		0.81		0.85	(2)	0.85	(2)	0.81		0.81		0.60		0.60
Total Annual Operating Expenses	1.54	(3)	1.58	(3)	1.62	(3)	1.66	(3)	1.54	(3)	1.58	(3)	1.33	(3)	1.37	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.27	)(5)	(0.11	)(4)	(0.19	)(5)	(0.11	)(4)	(0.19	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.43		1.39		1.47		1.39		1.43		1.39		1.22		1.18
Class I
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	None		None		None		None		None		None		None		None
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.03		0.03
Acquired Fund Fees and Expenses	0.81		0.81		0.85	(2)	0.85	(2)	0.81		0.81		0.60		0.60
Total Annual Operating Expenses	1.04	(3)	1.08	(3)	1.12	(3)	1.16	(3)	1.04	(3)	1.08	(3)	1.83	(3)	0.87	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.27	)(5)	(0.11	)(4)	(0.19	)(5)	(0.11	)(4)	(0.19	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.93		0.89		0.97		0.89		0.93		0.89		0.72		0.68
Class S
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.25		0.25		0.25		0.25		0.25		0.25		0.25		0.25
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.03		0.03
Acquired Fund Fees and Expenses	0.81		0.81		0.85	(2)	0.85	(2)	0.81		0.81		0.60		0.60
Total Annual Operating Expenses	1.29	(3)	1.33	(3)	1.37	(3)	1.41	(3)	1.29	(3)	1.33	(3)	1.08	(3)	1.12	(3)
Waivers and Reimbursements	(0.11	)(4)	(0.19	)(5)	(0.15	)(4)	(0.27	)(5)	(0.11	)(4)	(0.19	)(5)	(0.11	)(4)	(0.19	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.18		1.14		1.22		1.14		1.18		1.14		0.97		0.93
Class S2
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.03		0.03
Acquired Fund Fees and Expenses	0.81		0.81		0.85	(2)	0.85	(2)	0.81		0.81		0.60		0.60
Total Annual Operating Expenses	1.54	(3)	1.58	(3)	1.62	(3)	1.66	(3)	1.54	(3)	1.58	(3)	1.33	(3)	1.37	(3)
Waivers and Reimbursements	(0.21	)(4)	(0.29	)(5)	(0.25	)(4)	(0.37	)(5)	(0.21	)(4)	(0.29	)(5)	(0.21	)(4)	(0.29	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.33		1.29		1.37		1.29		1.33		1.29		1.12		1.08
Class T
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.75		0.75		0.75		0.75		0.75		0.75		0.75		0.75
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.03		0.03		0.07	(2)	0.07	(2)	0.03		0.03		0.03		0.03
Acquired Fund Fees and Expenses	0.81		0.81		0.85	(2)	0.85	(2)	0.81		0.81		0.60		0.60
Total Annual Operating Expenses	1.79	(3)	1.83	(3)	1.87	(3)	1.91	(3)	1.79	(3)	1.83	(3)	1.58	(3)	1.62	(3)
Waivers and Reimbursements	(0.16	)(4)	(0.24	)(5)	(0.20	)(4)	(0.32	)(5)	(0.16	)(4)	(0.24	)(5)	(0.16	)(4)	(0.24	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.63		1.59		1.67		1.59		1.63		1.59		1.42		1.38

	ING Solution Aggressive Growth Portfolio		ING Solution Conservative Portfolio		ING Solution Growth Portfolio		ING Solution Moderate Portfolio
	Current %(1)	Proposed %	Current %(1)	Proposed %	Current %(1)	Proposed %	Current %(1)	Proposed %
Class ADV
Management Fees	0.10	0.14	0.10	0.14	0.10	0.14	0.10	0.14

	ING Solution Aggressive Growth Portfolio				ING Solution Conservative Portfolio				ING Solution Growth Portfolio				ING Solution Moderate Portfolio
	Current %(1)		Proposed %		Current %(1)		Proposed %		Current %(1)		Proposed %		Current %(1)		Proposed %
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.02		0.02		0.02		0.02		0.02		0.02		0.02		0.02
Acquired Fund Fees and Expenses	0.81		0.81		0.59		0.59		0.72		0.72		0.62		0.62
Total Annual Operating Expenses	1.53	(3)	1.57	(3)	1.31	(3)	1.35	(3)	1.44	(3)	1.48	(3)	1.34	(3)	1.38	(3)
Waivers and Reimbursements	(0.10	)(4)	(0.19	)(5)	(0.10	)(4)	(0.19	)(5)	(0.10	)(4)	(0.18	)(5)	(0.10	)(4)	(0.14	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.43		1.38		1.21		1.16		1.34		1.30		1.24		1.24
Class I
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	None		None		None		None		None		None		None		None
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.02		0.02		0.02		0.02		0.02		0.02		0.02		0.02
Acquired Fund Fees and Expenses	0.81		0.81		0.59		0.59		0.72		0.72		0.62		0.62
Total Annual Operating Expenses	1.03	(3)	1.07	(3)	0.81	(3)	0.85	(3)	0.94	(3)	0.98	(3)	0.84	(3)	0.88	(3)
Waivers and Reimbursements	(0.10	)(4)	(0.19	)(5)	(0.10	)(4)	(0.19	)(5)	(0.10	)(4)	(0.18	)(5)	(0.10	)(4)	(0.14	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.93		0.88		0.71		0.66		0.84		0.80		0.74		0.74
Class S
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.25		0.25		0.25		0.25		0.25		0.25		0.25		0.25
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.02		0.02		0.02		0.02		0.02		0.02		0.02		0.02
Acquired Fund Fees and Expenses	0.81		0.81		0.59		0.59		0.72		0.72		0.62		0.62
Total Annual Operating Expenses	1.28	(3)	1.32	(3)	1.06	(3)	1.10	(3)	1.19	(3)	1.23	(3)	1.09	(3)	1.13	(3)
Waivers and Reimbursements	(0.10	)(4)	(0.19	)(5)	(0.10	)(4)	(0.19	)(5)	(0.10	)(4)	(0.18	)(5)	(0.10	)(4)	(0.14	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.18		1.13		0.96		0.91		1.09		1.05		0.99		0.99
Class S2
Management Fees	0.10		0.14		0.10		0.14		0.10		0.14		0.10		0.14
Distribution and/or Shareholder Services Fees	0.50		0.50		0.50		0.50		0.50		0.50		0.50		0.50
Administration Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.02		0.02		0.02		0.02		0.02		0.02		0.02		0.02
Acquired Fund Fees and Expenses	0.81		0.81		0.59		0.59		0.72		0.72		0.62		0.62
Total Annual Operating Expenses	1.53	(3)	1.57	(3)	1.31	(3)	1.35	(3)	1.44	(3)	1.48		1.34	(3)	1.38	(3)
Waivers and Reimbursements	(0.20	)(4)	(0.29	)(5)	(0.20	)(4)	(0.29	)(5)	(0.20	)(4)	(0.28)		(0.20	)(4)	(0.24	)(5)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.33		1.28		1.11		1.06		1.24		1.20		1.14		1.14

(1)             Expense ratios have been adjusted to reflect current contractual rates. The proposed Management Fee was calculated based on an estimated investment of 20% of the Portfolio’s assets in Direct Investments.

(2)             Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(3)             Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

(4)             The adviser is contractually obligated to limit expenses to 0.62%, 0.12%, 0.37%, 0.52%, and 0.82% of Class ADV, Class I, Class S, Class S2, and Class T shares, respectively, through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 shares and 0.05% for Class T shares through May 1, 2013. There is no guarantee that these distribution fee waivers will continue after May 1, 2013. The distribution fee waivers will only renew if the distributor elects to renew it.

(5)             The adviser is contractually obligated to limit expenses to those amounts described in Appendix P above through: 1) May 1, 2018; or 2) two years after the last tranche of the ING U.S. initial public offering, whichever is longer. The obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 shares and 0.05% for Class T shares through May 1, 2014. There is no guarantee that these distribution fee waivers will continue after May 1, 2014. The distribution fee waivers will only renew if the distributor elects to renew it.

APPENDIX R: SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Portfolio as of the Record Date.

Share Class
Portfolio	ADV	I	S	S2	Total Shares
ING American Century Small-Mid Cap Value Portfolio
ING American Funds Asset Allocation Portfolio
ING American Funds Global Growth and Income Portfolio
ING American Funds International Growth and Income Portfolio
ING American Funds International Portfolio
ING American Funds World Allocation Portfolio
ING Baron Growth Portfolio
ING BlackRock Health Sciences Opportunities Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Bond Portfolio
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis New York Venture Portfolio
ING DFA Global Allocation Portfolio
ING DFA World Equity Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio
ING Franklin Templeton Founding Strategy Portfolio
ING GET U.S. Core Portfolio — Series 12
ING GET U.S. Core Portfolio — Series 13
ING GET U.S. Core Portfolio — Series 14
ING Global Bond Portfolio
ING Global Resources Portfolio
ING Goldman Sachs Commodity Strategy Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio
ING Index Solution Income Portfolio
ING International Value Portfolio
ING Invesco Van Kampen Comstock Portfolio
ING Invesco Van Kampen Equity and Income Portfolio
ING Invesco Van Kampen Growth and Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING JPMorgan Small Cap Core Equity Portfolio
ING Large Cap Growth Portfolio
ING Large Cap Value Portfolio

Share Class
Portfolio	ADV	I	S	S2	Total Shares
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Marsico Growth Portfolio
ING MFS Total Return Portfolio
ING MFS Utilities Portfolio
ING MidCap Opportunities Portfolio
ING Morgan Stanley Global Franchise Portfolio
ING Oppenheimer Global Portfolio
ING PIMCO High Yield Portfolio
ING PIMCO Total Return Bond Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer Fund Portfolio
ING Pioneer High Yield Portfolio
ING Pioneer Mid Cap Value Portfolio
ING Retirement Conservative Portfolio
ING Retirement Growth Portfolio
ING Retirement Moderate Growth Portfolio
ING Retirement Moderate Portfolio
ING Small Cap Opportunities Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio
ING Solution Aggressive Growth Portfolio
ING Solution Conservative Portfolio
ING Solution Growth Portfolio
ING Solution Income Portfolio
ING Solution Moderate Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Equity Income Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING T. Rowe Price International Stock Portfolio
ING Templeton Foreign Equity Portfolio
ING Templeton Global Growth Portfolio
ING U.S. Stock Index Portfolio

APPENDIX S: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of [February 1, 2013].

ING American Century Small-Mid Cap Value Portfolio
Name and Address	Class	Shares Held	% of shares	Shares Held	% of shares	Shares Held	% of shares	Shares Held	% of shares	Shares Held	% of shares	Shares Held	% of shares

APPENDIX T: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during each Portfolio’s fiscal years ended December 31, 2012 and December 31, 2011, as well as fees billed for other services rendered by KPMG to the Portfolios.

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Portfolio	2012	2011	2012	2011	2012	2011	2012	2011
ING American Century Small-Mid Cap Value Portfolio		7,479		2,400		3,541		0
ING American Funds Asset Allocation Portfolio		11,218		2,400		4,192		0
ING American Funds Global Growth and Income Portfolio		217		2,400		4,150		0
ING American Funds International Growth and Income Portfolio		137		2,400		4,150		0
ING American Funds International Portfolio		33,954		2,400		4,307		0
ING American Funds World Allocation Portfolio		6,675		2,400		9,842		715
ING Baron Growth Portfolio		28,763		2,400		3,699		0
ING BlackRock Health Sciences Opportunities Portfolio		3,678		2,400		3,236		0
ING BlackRock Inflation Protected Bond Portfolio		36,365		2,400		4,237		0
ING BlackRock Large Cap Growth Portfolio		9,146		2,400		3,217		0
ING Bond Portfolio		15,771		2,400		4,208		0
ING Clarion Global Real Estate Portfolio		6,899		2,400		4,698		4,413
ING Clarion Real Estate Portfolio		15,425		2,400		3,351		0
ING Columbia Small Cap Value II Portfolio		6,140		2,400		4,974		0
ING Davis New York Venture Portfolio		15,190		2,400		3,611		0
ING DFA Global Allocation Portfolio		1,554		2,400		6,678		0
ING DFA World Equity Portfolio		13,350		2,400		4,175		0
ING Fidelity® VIP Contrafund® Portfolio		45,987		2,400		3,582		0
ING Fidelity® VIP Equity-Income Portfolio		2,715		2,400		3,511		0
ING Fidelity® VIP Mid Cap Portfolio		7,998		2,400		3,499		0
ING FMR Diversified Mid Cap Portfolio		20,604		2,400		3,349		0
ING Franklin Income Portfolio		21,834		2,400		4,746		0
ING Franklin Mutual Shares Portfolio		12,446		2,400		3,251		0
ING Franklin Templeton Founding Strategy Portfolio		61,276		2,400		4,255		0
ING GET U.S. Core Portfolio — Series 12		14,201		2,400		3,802		0
ING GET U.S. Core Portfolio — Series 13		24,884		2,400		3,803		0
ING GET U.S. Core Portfolio — Series 14		54,166		2,400		3,806		0
ING Global Bond Portfolio		17,365		2,400		4,626		0
ING Global Resources Portfolio		16,596		2,400		3,311		0
ING Goldman Sachs Commodity Strategy Portfolio		3,835		2,400		5,667		0
ING Index Solution 2015 Portfolio		32,453		2,400		3,535		0
ING Index Solution 2020 Portfolio		3		0		3,812		0
ING Index Solution 2025 Portfolio		40,014		2,400		3,543		0
ING Index Solution 2030 Portfolio		3		0		3,812		0
ING Index Solution 2035 Portfolio		29,541		2,400		3,529		0
ING Index Solution 2040 Portfolio		3		0		3,812		0
ING Index Solution 2045 Portfolio		17,394		2,400		3,513		0
ING Index Solution 2050 Portfolio		3		0		3,812		0
ING Index Solution 2055 Portfolio		1,569		2,400		3,494		0
ING Index Solution Income Portfolio		30,217		2,400		3,525		0
ING International Value Portfolio		7,074		2,400		4,977		0
ING Invesco Van Kampen Comstock Portfolio		11,262		2,400		3,573		0
ING Invesco Van Kampen Equity and Income Portfolio		29,394		2,400		3,699		0
ING Invesco Van Kampen Growth and Income Portfolio		9,619		2,400		3,265		0
ING JPMorgan Emerging Markets Equity Portfolio		16,800		2,400		3,321		0

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Portfolio	2012	2011	2012	2011	2012	2011	2012	2011
ING JPMorgan Mid Cap Value Portfolio		12,418		2,400		3,573		0
ING JPMorgan Small Cap Core Equity Portfolio		10,267		2,400		3,241		0
ING Large Cap Growth Portfolio		26,984		2,400		9,797		0
ING Large Cap Value Portfolio		8,231		2,400		9,879		0
ING Limited Maturity Bond Portfolio		6,257		2,400		3,221		0
ING Liquid Assets Portfolio		28,118		2,400		3,355		0
ING Marsico Growth Portfolio		11,914		2,400		3,285		0
ING MFS Total Return Portfolio		16,069		2,400		3,307		0
ING MFS Utilities Portfolio		10,104		2,400		4,714		5,736
ING MidCap Opportunities Portfolio		41,270		2,400		5,055		0
ING Morgan Stanley Global Franchise Portfolio		7,446		2,400		3,240		0
ING Oppenheimer Global Portfolio		58,045		2,400		3,921		0
ING PIMCO High Yield Portfolio		24,648		2,400		3,295		0
ING PIMCO Total Return Bond Portfolio		65,478		2,400		3,600		0
ING PIMCO Total Return Portfolio		46,431		2,400		3,779		0
ING Pioneer Fund Portfolio		2,281		2,400		3,204		0
ING Pioneer High Yield Portfolio		3,444		2,400		3,444		0
ING Pioneer Mid Cap Value Portfolio		13,139		2,400		3,298		0
ING Retirement Conservative Portfolio		4,685		2,400		4,211		0
ING Retirement Growth Portfolio		33,429		2,400		4,703		0
ING Retirement Moderate Growth Portfolio		23,426		2,400		4,534		0
ING Retirement Moderate Portfolio		14,060		2,400		4,373		0
ING Small Cap Opportunities Portfolio		8,356		2,400		4,972		0
ING Solution 2015 Portfolio		42,202		2,400		3,693		0
ING Solution 2020 Portfolio		1		0		3,812		0
ING Solution 2025 Portfolio		66,870		2,400		3,802		0
ING Solution 2030 Portfolio		1		0		3,812		0
ING Solution 2035 Portfolio		56,342		2,400		3,756		0
ING Solution 2040 Portfolio		1		0		3,812		0
ING Solution 2045 Portfolio		36,323		2,400		3,662		0
ING Solution 2050 Portfolio		1		0		3,812		0
ING Solution 2055 Portfolio		1,382		2,400		3,496		0
ING Solution Aggressive Growth Portfolio		741		2,400		3,494		0
ING Solution Conservative Portfolio		475		2,400		3,494		0
ING Solution Growth Portfolio		1,357		2,400		3,494		0
ING Solution Income Portfolio		12,309		2,400		3,508		0
ING Solution Moderate Portfolio		1,395		0		3,496		0
ING T. Rowe Price Capital Appreciation Portfolio		68,564		2,400		3,659		0
ING T. Rowe Price Diversified Mid Cap Growth Portfolio		27,733		2,400		3,693		0
ING T. Rowe Price Equity Income Portfolio		24,601		2,400		8,067		0
ING T. Rowe Price Growth Equity Portfolio		38,643		2,400		3,758		0
ING T. Rowe Price International Stock Portfolio		4,013		2,400		4,691		4,546
ING Templeton Foreign Equity Portfolio		20,440		2,400		5,101		0
ING Templeton Global Growth Portfolio		14,085		2,400		3,262		0
ING U.S. Stock Index Portfolio		97,396		2,400		3,618		0

(1)

Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)

Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Portfolios’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table shows non-audit fees billed by KPMG during the Portfolios’ most recently completed fiscal years ended December 31, 2012 and December 31, 2011 for services rendered to the Portfolios, the Advisers, and any entity controlling, controlled, or under common control with the Advisers that provides ongoing services to the Portfolios.

Aggregate Non-Audit Fees

2012	2011
$1,184,966	$1,122,245

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free [] and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON [APRIL 22, 2013]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

[Portfolio Name]

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on [April 22, 2013], at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on [April 22, 2013].

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.              To approve a new investment advisory agreement providing for a traditional fee structure between the following Portfolios and Directed Services LLC that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan for:

ING American Century Small-Mid Cap Value Portfolio

ING American Funds World Allocation Portfolio

ING Baron Growth Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING Clarion Real Estate Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis New York Venture Portfolio

ING DFA Global Allocation Portfolio

ING DFA World Equity Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Franklin Income Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Global Bond Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Invesco Van Kampen Comstock Portfolio

ING Invesco Van Kampen Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING T. Rowe Price International Stock Portfolio

ING Templeton Foreign Equity Portfolio

For ☐	Against ☐	Abstain ☐

2.              To approve a new investment advisory agreement providing for a bundled fee structure between the following Portfolios and Directed Services LLC that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan for:

ING BlackRock Health Sciences Opportunities Portfolio

ING BlackRock Large Cap Growth Portfolio

ING FMRSM Diversified Mid Cap Portfolio

ING Franklin Mutual Shares Portfolio

ING Global Resources Portfolio

ING Invesco Van Kampen Growth and Income Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING Morgan Stanley Global Franchise Portfolio

ING PIMCO High Yield Portfolio

ING PIMCO Total Return Bond Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING U.S. Stock Index Portfolio

For ☐	Against ☐	Abstain ☐

3.              To approve a new investment advisory agreement between the following Portfolios and ING Investments, LLC that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan for:

ING American Funds Asset Allocation Portfolio ING American Funds Global Growth and Income Portfolio ING American Funds International Growth and Income Portfolio

ING American Funds International Portfolio

ING Bond Portfolio

ING Clarion Global Real Estate Portfolio

ING GET U.S. Core Portfolio–Series 12

ING GET U.S. Core Portfolio – Series 13

ING GET U.S. Core Portfolio – Series 14

ING Goldman Sachs Commodity Strategy Portfolio ING International Value Portfolio ING MidCap Opportunities Portfolio ING SmallCap Opportunities Portfolio

For ☐	Against ☐	Abstain ☐

4.              To approve a new investment sub-advisory agreement between Directed Services LLC or ING Investments, LLC as applicable, and ING Investment Management Co. LLC with respect to the following Portfolios that is prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan for:

ING Bond Portfolio ING GET U.S. Core Portfolio – Series 12 ING GET U.S. Core Portfolio – Series 13 ING GET U.S. Core Portfolio – Series 14 ING Global Bond Portfolio	ING Global Resources Portfolio ING International Value Portfolio ING Large Cap Growth Portfolio ING Large Cap Value Portfolio ING Limited Maturity Bond Portfolio	ING Liquid Assets Portfolio ING MidCap Opportunities Portfolio ING SmallCap Opportunities Portfolio ING U.S. Stock Index Portfolio

For ☐	Against ☐	Abstain ☐

5.              To approve the election of 13 nominees to the Board for each Portfolio.

Colleen D. Baldwin	For ☐ Against ☐ Abstain ☐	Russell H. Jones	For ☐ Against ☐ Abstain ☐
John V. Boyer	For ☐ Against ☐ Abstain ☐	Patrick W. Kenny	For ☐ Against ☐ Abstain ☐
Patricia W. Chadwick	For ☐ Against ☐ Abstain ☐	Shaun P. Mathews	For ☐ Against ☐ Abstain ☐
Albert E. DePrince, Jr.	For ☐ Against ☐ Abstain ☐	Joseph E. Obermeyer	For ☐ Against ☐ Abstain ☐
Peter S. Drotch	For ☐ Against ☐ Abstain ☐	Sheryl K. Pressler	For ☐ Against ☐ Abstain ☐
Michael Early	For ☐ Against ☐ Abstain ☐	Roger B. Vincent	For ☐ Against ☐ Abstain ☐
Martin J. Gavin	For ☐ Against ☐ Abstain ☐

6.              To approve an amended advisory fee schedule providing for a bifurcated advisory fee with respect to the following Portfolios:

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

For ☐	Against ☐	Abstain ☐

7.              To approve a new investment sub-advisory agreement between Directed Services LLC and ING Investment Management Co. LLC with respect to the following Portfolios and to approve, under certain circumstances, any future sub-advisory agreement prompted by Change of Control Events that occur as part of the Separation Plan for:

ING American Funds World Allocation Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

For ☐	Against ☐	Abstain ☐

8.              To approve a modified manager-of-managers policy for each Portfolio to permit Directed Services LLC or ING Investments, LLC, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers in addition to unaffiliated sub-advisers without obtaining the approval of such Portfolio’s shareholders.

For ☐	Against ☐	Abstain ☐

9.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment or postponement thereof, in the discretion of the proxies or their substitutes for each Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.